   As filed with the Securities and Exchange Commission on February 26, 2003

                                                      Registration No. 33-38461

                                                                       811-5019


================================================================================

                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                               -----------------

                                   FORM N-1A

            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933         [_]


                          Pre-Effective Amendment No.                       [_]
                        Post-Effective Amendment No. 17                     [X]

                                    and/or
                       REGISTRATION STATEMENT UNDER THE
                        INVESTMENT COMPANY ACT OF 1940

                               Amendment No. 19                             [X]

                       (Check appropriate box or boxes)

                               -----------------

                         NICHOLAS-APPLEGATE FUND, INC.


              (Exact name of registrant as specified in charter)

                             GATEWAY CENTER THREE
                              100 MULBERRY STREET

                           NEWARK, NEW JERSEY 07102

              (Address of Principal Executive Offices) (Zip Code)
      Registrant's Telephone Number, including Area Code: (973) 367-7521

                             Deborah A. Docs, Esq.
                             Gateway Center Three
                              100 Mulberry Street

                           Newark, New Jersey 07102

              (Name and Address of Agent for Service of Process)
                 Approximate date of proposed public offering:
                  As soon as practicable after the effective
                      date of the Registration Statement.
             It is proposed that this filing will become effective
                           (check appropriate box):


                    [_] immediately upon filing pursuant to paragraph (b).


                    [X] on February 28, 2003 pursuant to paragraph (b).

                    [_] 60 days after filing pursuant to paragraph (a).
                    [_] on (date) pursuant to paragraph (a) of Rule 485.
                    [_] 75 days after filing pursuant to paragraph (a)(ii).
                    [_] on (date) pursuant to paragraph (a)(ii) of Rule 485.
                   If appropriate, check the following box:
                    [_] this post-effective amendment designates a new
                        effective date for a previously filed post-effective amendment.




Title of Securities Being Registered shares of Common Stock, par value $.01 per share


================================================================================

 PROSPECTUS

 FEBRUARY 28, 2003



     NICHOLAS-APPLEGATE(R)
     GROWTH EQUITY FUND


 FUND TYPE
 Stock

 OBJECTIVE
 Capital appreciation


 Important Change


 See "How to Exchange Your Shares" section for details.


 As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved the Fund's shares nor has the SEC determined that this prospectus is complete or accurate. It is a criminal offense to state otherwise.

Prudential Financial is a service mark of The Prudential Insurance Company of
America, Newark, NJ, and its affiliates.  [LOGO] Prudential Financial

---------------------------------------------------------------------
Table of Contents
---------------------------------------------------------------------


1   Risk/Return Summary
1   Investment Objective and Principal Strategies
1   Principal Risks
2   Evaluating Performance
4   Fees and Expenses

6   How the Fund Invests
6   Investment Objective and Policies
7   Other Investments and Strategies
7   Additional Strategies
8   Investment Risks

10  How the Fund is Managed
10  Board of Directors
10  Manager
10  Investment Adviser
11  Portfolio Managers
11  Distributor

12  Fund Distributions and Tax Issues
12  Distributions
13  Tax Issues
14  If You Sell or Exchange Your Shares

16  How to Buy, Sell and Exchange Shares of the Fund
16  How to Buy Shares
26  How to Sell Your Shares
30  How to Exchange Your Shares
32  Telephone Redemptions or Exchanges
32  Expedited Redemption Privilege

33  Financial Highlights
34  Class A Shares
35  Class B Shares
36  Class C Shares
37  Class Z Shares

38  The Prudential Mutual Fund Family

    For More Information (Back Cover)



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  NICHOLAS-APPLEGATE GROWTH EQUITY FUND    [PHONE]  (800) 225-1852

---------------------------------------------------------------------
Risk/Return Summary
---------------------------------------------------------------------

This section highlights key information about the NICHOLAS-APPLEGATE GROWTH EQUITY FUND, which we refer to as "the Fund". Additional information follows this summary.

INVESTMENT OBJECTIVE AND PRINCIPAL STRATEGIES
Our investment objective is CAPITAL APPRECIATION which means we seek investments that will increase in value. We normally invest at least 90% of the Fund's total assets in a diversified portfolio of equity securities, primarily in the common stock of U.S. companies.
   In pursuing our objective, we look for securities that will provide investment returns above those of the Standard & Poor's 500 Stock Index (the S&P 500). We intend to invest primarily in stocks from a universe of U.S.

companies with market capitalizations corresponding to the middle 90% of the Russell Midcap(R) Growth Index at time of purchase. Generally, midsize companies are those with market capitalizations similar to the Russell Midcap Growth Index as measured at the time of purchase. Market capitalization of a company is the total market price of its publicly traded equity securities. The market capitalization of companies in the Index may change dramatically as the stock market moves up and down and the Fund may continue to hold an investment for future capital gain opportunities even if the company is no longer "midcap". In addition, the Fund may actively and frequently trade its portfolio securities. While we make every effort to achieve our objective, we can't
guarantee    success.


---------------------------
WE'RE GROWTH EQUITY INVESTORS
In deciding which stocks to buy,
we use what is known as a growth
equity investment style. That is,
we invest in stocks of companies
that we expect to enter into an
accelerating earnings period, to
attract increasing institutional
sponsorship or to demonstrate
strong price appreciation relative
to their industries and to broad
market averages.
---------------------------

PRINCIPAL RISKS
Although we try to invest wisely, all investments involve risk. Since the Fund invests primarily in stocks, there is the risk that the price of a particular stock we own could go down, or pay lower-than-expected dividends. Generally, the stock prices of medium-size and small companies are less stable than large companies, although this is not always the case. The Fund's net asset value may be subject to above-average fluctuations as a result of seeking higher than average capital growth through its growth equity investment style.


 -------------------------------------------------------------------------------
                                                                             1

---------------------------------------------------------------------
Risk/Return Summary
---------------------------------------------------------------------


   In addition to an individual stock losing value, there is the risk that the value of the equity markets as a whole could go down, which could affect the value of all of the Fund's stock investments. Some of our investment strategies also involve risk. Like any mutual fund, an investment in the Fund could lose value, and you could lose money. For more detailed information about the risks associated with the Fund, see "Investment Risks."


   An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.


EVALUATING PERFORMANCE

A number of factors--including risk--can affect how the Fund performs. The bar chart shows the Fund's performance for each full calendar year of operation for the last 10 years. The table provides additional performance information for the periods indicated. The bar chart and Average Annual Returns table below demonstrate the risk of investing in the Fund by showing how returns can change from year to year and show how the Fund's average annual total returns compare with those of a broad-based securities market index and a group of similar mutual funds. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (IRAs). After-tax returns are shown only for Class A shares and after-tax returns for other classes will vary.



Past performance (before and after taxes) does not mean that the Fund will achieve similar results in the future.


                                    [CHART]

Annual Returns* (Class A Shares)
 1993    1994    1995    1996    1997    1998    1999    2000      2001      2002
------  ------  ------  ------  ------  ------  ------  -------  --------  --------
20.26%  -9.53%  31.20%  16.45%  17.33%  12.83%  98.35%  -14.06%  -43.79%   -32.02%
BEST QUARTER: 62.98% (4th quarter of 1999) WORST QUARTER: -35.68% (3rd quarter of 2000)




*These annual returns do not include sales charges. If the sales charges were included, the annual returns would be lower than those shown.



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2   NICHOLAS-APPLEGATE GROWTH EQUITY FUND    [PHONE]  (800) 225-1852

---------------------------------------------------------------------
Risk/Return Summary
---------------------------------------------------------------------



 AVERAGE ANNUAL RETURNS/1/ (AS OF 12-31-02)



RETURN BEFORE TAXES                                      1 YEAR 5 YEAR 10 YEAR        SINCE INCEPTION
Class B shares                                          -35.85% -6.83%   2.85%  5.27% (since 6/10/91)
Class C shares                                          -33.82% -6.91%     N/A   2.37% (since 8/1/94)
Class Z shares                                          -31.81% -5.70%     N/A -1.72% (since 3/18/97)
CLASS A SHARES
Return Before Taxes                                     -35.42% -6.93%   3.14%   6.35% (since 4/9/87)
Return After Taxes on Distributions                     -35.42% -8.99%   0.49%   4.03% (since 4/9/87)
Return After Taxes on Distributions and Sale of Fund
 Shares                                                 -21.75% -4.42%   2.73%   5.23% (since 4/9/87)
INDEX (REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)
S&P MidCap 400 Index/2/                                 -14.51%  6.41%  11.96%      N/A
Russell Midcap Growth Index/3/                          -27.41% -1.82%   6.71%      N/A
Lipper Mid-Cap Growth Fund Average/4/                   -28.33% -1.86%   5.95%      N/A
------------------------------------------------------  ------- ------ ------- ----------------------

1 The Fund's returns are after deduction of sales charges and expenses.

2 The Standard & Poor's MidCap 400 Stock Index (S&P MidCap 400 Index) comprises
  400 domestic stocks chosen for market size, liquidity and industry group representation and gives a broad look at how mid-cap stock prices have performed. These returns do not include the effect of any sales charges or operating expenses of a mutual fund. These returns would be lower if they included the effect of sales charges and operating expenses. S&P MidCap 400 Index returns since the inception of each class are 12.67% for Class A, 12.82% for Class B, 13.17% for Class C and 11.10% for Class Z shares. Source:
  Lipper Inc.


3 The Russell Midcap(R) Growth Index measures the performance of those companies among the 800 smallest companies in the Russell 1000 Index with higher price to book ratios and higher forecasted growth values. These returns do not include the effect of any sales charges or operating expenses of a mutual fund, and would be lower if they did. Russell Midcap Growth Index returns since inception of each class are 8.42% for Class A, 7.80% for Class B, 7.29% for Class C and 2.62% for Class Z shares. Source: Russell Indexes.


4 The Lipper Mid-Cap Growth Fund Average gives the average return of all mutual funds in the Lipper Mid-Cap Growth Fund category. These returns do not include the effect of any sales charges, and would be lower if they did. Lipper Mid-Cap Growth Fund returns since the inception of each class are 6.80% for Class A, 6.88% for Class B, 6.13% for Class C and 2.20% for Class Z shares. Source: Lipper Inc.





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                                                                             3

---------------------------------------------------------------------
Risk/Return Summary
---------------------------------------------------------------------


FEES AND EXPENSES

These tables show the sales charges, fees and expenses that you may pay if you buy and hold shares of each class of the Fund--Class A, B, C and Z. Each share class has different (or no) sales charges--known as loads--and expenses, but represents an investment in the same fund. Class Z shares are available only to a limited group of investors. For more information about which share class may be right for you, see "How to Buy, Sell and Exchange Shares of the Fund."


 SHAREHOLDER FEES 1 (PAID DIRECTLY FROM YOUR INVESTMENT)


                                            CLASS A CLASS B CLASS C CLASS Z
Maximum sales charge (load) imposed on
 purchases (as a percentage of offering
 price)                                          5%    None   1%/2/    None
Maximum deferred sales charge (load)
 imposed on sales (as a percentage of the
 lower of original purchase price or sale
 proceeds)                                    1%/3/  5% /4/  1% /5/    None
Maximum sales charge (load) on reinvested
 dividends and other distributions             None    None    None    None
Redemption fees                                None    None    None    None
Exchange fee                                   None    None    None    None


 ANNUAL FUND OPERATING EXPENSES (DEDUCTED FROM FUND ASSETS)


                                             CLASS A  CLASS B CLASS C CLASS Z
  Management fees                               .95%     .95%    .95%    .95%
  + Distribution and service (12b-1) fees/6/   .30% 6   1.00%   1.00%    None
  + Other expenses                              .60%     .60%    .60%    .60%
  = Total annual Fund operating expenses/6/    1.85%    2.55%   2.55%   1.55%
  - Waivers and/or reimbursements               .05%     None    None    None
  = NET ANNUAL FUND OPERATING EXPENSES         1.80%    2.55%   2.55%   1.55%

--------------------------------------------------------------------------------

1Your broker may charge you a separate or additional fee for purchases and sales of shares.

2Investors who purchase Class C shares through certain unaffiliated broker-dealers may purchase Class C shares without paying the 1% initial sales charge.


3Investors who purchase $1 million or more of Class A shares are subject to a contingent deferred sales charge (CDSC) of 1% for shares redeemed within 12 months of purchase. This charge is waived for all such Class A shareholders other than those who purchased their shares through certain broker-dealers that are not affiliated with Prudential Financial, Inc. (Prudential).


4The CDSC for Class B shares decreases by 1% annually to 1% in the fifth and sixth years and 0% in the seventh year. Class B shares convert to Class A shares approximately seven years after purchase.


5The CDSC for Class C shares is 1% for shares redeemed within 18 months of purchase.




6For the fiscal year ending 12-31-03, the Distributor of the Fund has contractually agreed to reduce its distribution and service (12b-1) fees for Class A shares to .25% of the average daily net assets of the Class A shares.



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4   NICHOLAS-APPLEGATE GROWTH EQUITY FUND    [PHONE]  (800) 225-1852

---------------------------------------------------------------------
Risk/Return Summary
---------------------------------------------------------------------

EXAMPLE
This example will help you compare the fees and expenses of the Fund's different share classes and compare the cost of investing in the Fund with the cost of investing in other mutual funds.
   The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. After the first year, the example does not take into consideration the Distributor's agreement to reduce its distribution and service fees for Class A shares. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:


                                              1 YR  3 YRS  5 YRS 10 YRS
Class A shares                                $674 $1,048 $1,446 $2,557
Class B shares                                $758 $1,093 $1,455 $2,634
Class C shares                                $456   $886 $1,442 $2,956
Class Z shares                                $158   $490   $845 $1,845


You would pay the following expenses on the same investment if you did not sell your shares:


                                              1 YR  3 YRS  5 YRS 10 YRS
Class A shares                                $674 $1,048 $1,446 $2,557
Class B shares                                $258   $793 $1,355 $2,634
Class C shares                                $356   $886 $1,442 $2,956
Class Z shares                                $158   $490   $845 $1,845



 -------------------------------------------------------------------------------
                                                                             5

---------------------------------------------------------------------
How the Fund Invests
---------------------------------------------------------------------


INVESTMENT OBJECTIVE AND POLICIES
The Fund's investment objective is CAPITAL APPRECIATION. This means we seek investments that will increase in value. While we make every effort to achieve our objective, we can't guarantee success.

   In pursuing our objective, we normally invest at least 90% of the Fund's total assets in a diversified portfolio of equity securities--primarily in the COMMON STOCK of U.S. companies that we believe will provide investment returns above those of the S&P 500. This means that we focus on securities whose increases in price plus dividends, as a percentage of the current stock price, are higher than the average for the stocks that make up the S&P 500.

   We buy common stock of companies with market capitalizations (total market price of publicly traded equity securities) corresponding to the middle

-------------------------            90% of the Russell Midcap Growth Index
WE USE A GROWTH-EQUITY               at time of purchase. Generally, midsize
MANAGEMENT APPROACH                  companies are those with market
Our growth equity investment         capitalizations similar to the Russell
strategy uses a bottom-up            Midcap Growth Index as measured at the
(company-by-company) stock           time of purchase. Capitalizations of
selection process. Our portfolio     companies in the Index may change
management team uses three           dramatically with market conditions and
strict criteria in selecting stocks: company prospects. In addition, the
evidence of positive fundamental     Fund may actively and frequently trade
change, sustainable earnings         its portfolio securities. High portfolio
growth and timeliness of             turnover results in higher transaction
investment. Our sell discipline is   costs and can affect the Fund's
nonemotional. When a stock fails     performance and have adverse tax
to meet these three criteria, it is  consequences.
replaced with a more appropriate        For more information, see
candidate. Using these guidelines,   "Investment Risks" and the Statement of
we focus on companies with the       Additional Information, "Description of
potential to generate the earnings   the Fund, Its Investments and Risks." The
growth necessary to provide          Statement of Additional Information --
capital appreciation.                which we refer to as the SAI--contains
-------------------------            additional information about the Fund.

To obtain a copy, see the back cover page of this prospectus.


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6   NICHOLAS-APPLEGATE GROWTH EQUITY FUND    [PHONE]  (800) 225-1852

---------------------------------------------------------------------
How the Fund Invests
---------------------------------------------------------------------

   The Fund's investment objective is a fundamental policy that cannot be changed without shareholder approval. The Board of Directors can change investment policies that are not fundamental.

OTHER INVESTMENTS AND STRATEGIES
In addition to the principal strategies, we also may use the following investment strategies to try to increase the Fund's returns or protect its assets if market conditions warrant.

MONEY MARKET INSTRUMENTS
Under normal circumstances, the Fund may invest up to 10% of its total assets in MONEY MARKET INSTRUMENTS. Money market instruments include the commercial paper of U.S. corporations, short-term obligations of U.S. banks, certificates of deposit and short-term obligations issued or guaranteed by the U.S. Government or its agencies.

TEMPORARY DEFENSIVE INVESTMENTS
In response to adverse market, economic or political conditions, we may temporarily invest up to 100% of the Fund's assets in money market instruments. Investing heavily in these securities limits our ability to achieve capital appreciation, but may help to preserve the Fund's assets when the equity markets are unstable. The Fund will only purchase money market instruments in one of the two highest short-term quality ratings of a nationally recognized statistical rating organization.

REPURCHASE AGREEMENTS
The Fund also may use REPURCHASE AGREEMENTS, where a party agrees to sell a security to the Fund and then repurchase it at an agreed-upon price at a stated time. This creates a fixed return for the Fund and is, in effect, a loan by the Fund. The Fund uses repurchase agreements for cash management purposes only.

ADDITIONAL STRATEGIES
The Fund is also authorized to HOLD FOREIGN SECURITIES and ILLIQUID SECURITIES, PURCHASE PUT AND CALL OPTIONS, BORROW MONEY, LEND ITS SECURITIES, and use certain other strategies. The Fund is subject to certain investment restrictions that are fundamental policies, which means they cannot be changed without shareholder approval. For more information about these strategies and restrictions, see the SAI.


 -------------------------------------------------------------------------------
                                                                             7

---------------------------------------------------------------------
How the Fund Invests
---------------------------------------------------------------------


PORTFOLIO TURNOVER
As a result of the strategies described above, the Fund typically may have an annual portfolio turnover rate of up to 200%. Portfolio turnover is generally the percentage found by dividing the lesser of portfolio purchases or sales by the monthly average value of the portfolio. High portfolio turnover (100% or more) may result in higher brokerage commissions and other transaction costs and may affect the Fund's after-tax performance. It may also result in a greater amount of distributions as ordinary income rather than long-term capital gains.

INVESTMENT RISKS

As noted previously, all investments involve risk, and investing in the Fund is no exception. Since the Fund's holdings can vary significantly from broad market indexes, performance of the Fund can deviate from performance of the indexes. This chart outlines the key risks and potential rewards of the Fund's principal strategies and non-principal strategies. The investment types are listed in the order in which they normally will be used by the investment adviser. Unless otherwise noted, the Fund's ability to engage in a particular type of investment is expressed as a percentage of investable assets. See, too, "Description of the Fund, Its Investments and Risks" in the SAI.



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8   NICHOLAS-APPLEGATE GROWTH EQUITY FUND    [PHONE]  (800) 225-1852

---------------------------------------------------------------------
How the Fund Invests
---------------------------------------------------------------------





INVESTMENT TYPE
% of Fund's Total Assets      RISKS                              POTENTIAL REWARDS
COMMON STOCK OF U.S.        . Individual stocks could          . Historically, stocks have
COMPANIES                     lose value                         outperformed other
                            . The equity markets could           investments over the long
Normally 90%                  go down, resulting in a            term
                              decline in value of the          . Generally, economic
                              Fund's investments                 growth means higher
                            . Companies that pay                 corporate profits, which
                              dividends may not do so if         lead to an increase in
                              they don't have profits or         stock prices, known as
                              adequate cash flow                 capital appreciation
                            . Changes in economic or           . May be a source of
                              political conditions, both         dividend income
                              domestic and
                              international, may result
                              in a decline in value of
                              the Fund's investments
                            . The Fund's net asset
                              value may be subject to
                              above-average
                              fluctuations because
                              greater-than-average risk
                              will be assumed in
                              investing in companies to
                              achieve higher-than-
                              average capital growth
----------------------------------------------------------------------------------------------
MONEY MARKET                . Limits potential for capital     . May preserve the Fund's
INSTRUMENTS                   appreciation and                   assets
                              achieving the Fund's
Up to 100% on a temporary     investment objective
basis                       . Credit Risk -- the default
                              of an issuer would leave
                              the Fund with unpaid
                              interest or principal. The
                              lower a bond's quality,
                              the higher its potential
                              volatility
                            . Market Risk -- the risk
                              that the market value of
                              an investment may move
                              up or down, sometimes
                              rapidly or unpredictably.
                              Market risk may affect an
                              industry, a sector or the
                              market as a whole
----------------------------------------------------------------------------------------------





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                                                                             9

---------------------------------------------------------------------
How the Fund is Managed
---------------------------------------------------------------------

BOARD OF DIRECTORS

The Fund's Board of Directors (the Board) oversees the actions of the Manager, Investment Adviser and Distributor and decides on general policies. The Board also oversees the Fund's officers who conduct and supervise the daily business operations of the Fund.


MANAGER
PRUDENTIAL INVESTMENTS LLC (PI)
GATEWAY CENTER THREE, 100 MULBERRY STREET
NEWARK, NJ 07102


   Under a Management Agreement with the Fund, PI supervises the Fund's investment operations and administers its business affairs. PI is also responsible for supervising the Fund's subadviser (which we call the Investment Adviser). For the fiscal year ended December 31, 2002, the Fund paid PI management fees of .95% of the Fund's average daily net assets.


   PI and its predecessors have served as manager or administrator to investment companies since 1987. As of December 31, 2002, PI, a wholly-owned subsidiary of Prudential, served as the investment manager to all of the Prudential U.S. and offshore open-end investment companies, and as the administrator to closed-end investment companies, with aggregate assets of approximately $86.1 billion.


INVESTMENT ADVISER
NICHOLAS-APPLEGATE CAPITAL MANAGEMENT (NACM)
600 WEST BROADWAY
SAN DIEGO, CA 92101-3311


   Under a sub-advisory agreement with PI and the Fund, NACM manages the investment operations of the Fund. It is compensated by PI, not the Fund. For the fiscal year ended December 31, 2002, PI paid NACM sub-advisory fees of .75% of the Fund's average net assets.


   As of December 31, 2002, NACM served as investment adviser to a variety of institutional and individual clients, with aggregate assets of approximately $18 billion. NACM was organized in 1984 to manage discretionary accounts investing primarily in publicly traded equity securities and securities convertible into or exercisable for publicly traded equity securities, with the goal of capital appreciation.



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10  NICHOLAS-APPLEGATE GROWTH EQUITY FUND    [PHONE]  (800) 225-1852

---------------------------------------------------------------------
How the Fund is Managed
---------------------------------------------------------------------


PORTFOLIO MANAGERS

The Fund is managed under the general supervision of HORACIO VALEIRAS, NACM's Chief Investment Officer--Global Equity, who has been employed by NACM since 2002. NACM uses a team management approach for the day-to-day management of the Fund's portfolio. The lead portfolio manager of the team is WILLIAM H. CHENOWETH. Mr. Chenoweth has been employed by NACM since 1998; he was previously employed by Turner Investment Partners, Inc. as a senior portfolio manager and securities analyst.


DISTRIBUTOR

Prudential Investment Management Services LLC (PIMS) distributes the Fund's shares under a Distribution Agreement with the Fund. As authorized by the Agreement, you may pay sales charges to PIMS as shown in "How to Buy, Sell and Exchange Shares of the Fund." The Fund also has a Distribution and Service Plan (the Plan) under Rule 12b-1 of the Investment Company Act with respect to Class A, Class B and Class C shares. Under the Plans and the Distribution Agreement, PIMS pays the expenses of distributing the Fund's Class A, B, C and Z shares and provides certain shareholder support services. The Fund pays distribution and other fees to PIMS as compensation for its services for each class of shares other than Class Z. These fees--known as 12b-1 fees--are shown in the "Fees and Expenses" table.



 -------------------------------------------------------------------------------
                                                                             11

---------------------------------------------------------------------
Fund Distributions and Tax Issues
---------------------------------------------------------------------

Investors who buy shares of the Fund should be aware of some important tax issues. For example, the Fund pays DIVIDENDS of ordinary income and distributes LONG-TERM CAPITAL GAINS, if any, to shareholders. These distributions are subject to federal income taxes, unless you hold your shares in a 401(k) plan, an Individual Retirement Account (IRA) or some other qualified or tax-deferred plan or account. Dividends and distributions from the Fund may also be subject to state income tax in the state where you live.
   Also, if you sell shares of the Fund for a profit, you may have to pay capital gains taxes on the amount of your profit, unless you hold your shares in a qualified or tax-deferred plan or account.

   The following briefly discusses some of the important federal income tax issues you should be aware of, but is not meant to be tax advice. For tax advice, please speak with your tax adviser.


DISTRIBUTIONS

The Fund distributes DIVIDENDS to shareholders out of any net investment income, plus any short-term capital gains, typically once a year. For example, if the Fund owns ACME Corp. stock and the stock pays a dividend, the Fund will pay out a portion of this dividend to its shareholders, assuming the Fund's income is more than its costs and expenses. The dividends you receive from the Fund will be taxed as ordinary income whether or not they are reinvested in the Fund.


   The Fund also distributes realized net CAPITAL GAINS to shareholders--typically once a year. Capital gains are generated when the Fund sells its assets for a profit. For example, if the Fund bought 100 shares of ACME Corp. stock for a total of $1,000 and more than one year later sold the shares for a total of $1,500, the Fund has net long-term capital gains of $500, which it will pass on to shareholders (assuming the Fund's total gains are greater than any losses it may have). Capital gains are taxed differently depending on how long the Fund holds the security--if a security is held more than one year before it is sold, the LONG-TERM capital gain rate is generally 20%. Different rates apply to corporate shareholders. Since the Fund has a large capital loss carryforward, no capital gains distribution is expected to be paid to shareholders until net gains have been realized in excess of the carryforward.



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   For your convenience, distributions of dividends and net capital gains are
AUTOMATICALLY REINVESTED in the Fund without any sales charge. If you ask us to pay the distributions in cash, we will send you a check if your account is with the Transfer Agent. Otherwise, if your account is with a broker, you will receive a credit to your account. Either way, the distributions may be subject to income taxes, unless your shares are held in a qualified or tax-deferred plan or account. For more information about automatic reinvestment and other shareholder services, see "Step 4: Additional Shareholder Services" in the next section.


TAX ISSUES
FORM 1099
Every year, you will receive a Form 1099, which reports the amount of dividends and capital gains we distributed to you during the prior year. If you own shares of the Fund as part of a qualified or tax-deferred plan or account, your taxes are deferred, so you will not receive a Form 1099. However, you will receive a Form 1099 when you receive any distributions from your qualified or tax-deferred plan or account.
   Fund distributions are generally taxable to you in the calendar year in which they are received, except when we declare certain dividends in the fourth quarter and actually pay them in January of the following year. In such cases, the dividends are treated as if they were paid on December 31 of the prior year. Corporate shareholders generally are eligible for the 70% dividends-received deduction for certain dividends.

WITHHOLDING TAXES

If federal tax law requires you to provide the Fund with your taxpayer identification number and certifications as to your tax status, and you fail to do this, or if you are otherwise subject to backup withholding, we will withhold and pay to the U.S. Treasury a portion (currently 30%, but declining to 28% by 2006) of your distribution. Dividends of net investment income and net short-term capital gains paid to a nonresident foreign shareholder generally will be subject to a U.S. withholding tax of 30%. This rate may be lower, depending on any tax treaty the U.S. may have with the shareholder's country.



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IF YOU PURCHASE JUST BEFORE RECORD DATE
If you buy shares of the Fund just before the record date for a distribution (the date that determines who receives the distribution), we will pay that distribution to you. As explained above, the distribution may be subject to ordinary income or capital gains taxes. You may think you've done well since you bought shares one day and soon thereafter received a distribution; however, when a distribution is paid out the value of each share of the Fund decreases by the amount of the distribution to reflect the payout. This may not be apparent because the value of each share of the Fund also will be affected by the market changes, if any. The distribution you receive makes up for the decrease in share value. The timing of your purchase means that part of your investment came back to you as taxable income.

QUALIFIED AND TAX-DEFERRED RETIREMENT PLANS

Retirement plans and accounts allow you to defer paying taxes on investment income and capital gains. Contributions to these plans may also be tax deductible, although distributions from these plans generally are taxable. In the case of Roth IRA accounts, contributions are not tax deductible, but distributions from the plan may be tax-free.


IF YOU SELL OR EXCHANGE YOUR SHARES
If you sell any shares of the Fund for a profit, you have REALIZED A CAPITAL GAIN, which is subject to tax, unless you hold shares in a qualified or tax-deferred plan or account. The amount of tax you pay depends on how

--------------------                        long you owned your shares
                                            and when you bought them. If
           [GRAPHIC]                        you sell shares of the Fund
                                            for a loss, you may have a
                  Capital Gain              capital loss, which you may
                  (taxes owed)              use to offset capital gains,
  Receipts             or
  from Sale       Capital Loss
              (offset against gain)
--------------------
if any, that you have, plus, in the case of non-corporate taxpayers, ordinaryincome of up to $3,000.

   If you sell shares and realize a loss, you will not be permitted to use the loss to the extent you replace the shares (including pursuant to the reinvestment of a dividend) within a 61-day period (beginning 30 days before the sale of the shares). Under certain circumstances, if you acquire


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Fund Distributions and Tax Issues
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shares of the Fund and sell your shares within 90 days, you may not be allowed to include certain charges incurred in acquiring the shares for purposes of calculating gain or loss realized upon the sale of the shares.

   Exchanging your shares of the Fund for the shares of another Prudential mutual fund is considered a sale for tax purposes. In other words, it's a taxable event. Therefore, if the shares you exchanged have increased in value since you purchased them, you have capital gains, which are subject to the taxes described above.

   Any gain or loss you may have from selling or exchanging Fund shares will not be reported on Form 1099; however, proceeds from the sale or exchange will be reported on Form 1099-B. Therefore, unless you hold your shares in a qualified or tax-deferred plan or account, you or your financial adviser should keep track of the dates on which you buy and sell--or exchange--Fund shares, as well as the amount of any gain or loss on each transaction. For tax advice, please see your tax adviser.

AUTOMATIC CONVERSION OF CLASS B SHARES

We have obtained a legal opinion that the conversion of Class B shares into Class A shares--which happens automatically approximately seven years after purchase--is not a taxable event. This opinion, however, is not binding on the Internal Revenue Service (IRS). For more information about the automatic conversion of Class B shares, see "Class B Shares Convert to Class A Shares After Approximately Seven Years" in the next section.



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HOW TO BUY SHARES
STEP 1: OPEN AN ACCOUNT
If you don't have an account with us or a securities firm that is permitted to buy or sell shares of the Fund for you, call Prudential Mutual Fund Services LLC (PMFS) at (800) 225-1852, or contact:

PRUDENTIAL MUTUAL FUND SERVICES LLC
ATTN: INVESTMENT SERVICES
P.O. BOX 8179
PHILADELPHIA, PA 19101

   You may purchase shares by check or wire. We do not accept cash or money orders. To purchase by wire, call the number above to obtain an application. After PMFS receives your completed application, you will receive an account number. We have the right to reject any purchase (including an exchange into the Fund) or suspend or modify the Fund's sale of its shares.

STEP 2: CHOOSE A SHARE CLASS
Individual investors can choose among Class A, Class B, Class C and Class Z shares of the Fund, although Class Z shares are available only to a limited group of investors.

   Multiple share classes let you choose a cost structure that better meets your needs. With Class A shares, you pay the sales charge at the time of purchase, but the operating expenses each year are lower than the expenses of Class B and Class C shares. Investors who purchase $1 million or more of Class A shares of the Fund are subject to a contingent deferred sales charge (or
CDSC) of 1% for shares redeemed within 12 months of purchase. The Class A CDSC is waived for Class A shareholders other than those who purchased shares through certain broker-dealers not affiliated with Prudential. With Class B shares, you only pay a sales charge if you sell your shares within six years (that is why it is called a CDSC), but the operating expenses each year are higher than the Class A share expenses. With Class C shares, you pay a 1% front-end sales charge and a 1% CDSC if you sell within 18 months of purchase, but the operating expenses are also higher than the expenses for Class A shares. The Class C front-end sales charge is waived for Class C shareholders who purchase shares through certain broker-dealers not affiliated with Prudential.



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   When choosing a share class, you should consider the following:
  .  The amount of your investment
  . The length of time you expect to hold the shares and the impact of the varying distribution fees. Over time, the fees will increase the cost of your investment and may cost you more than paying other types of sales charges.
  . The different sales charges that apply to a share class--Class A's front-end sales charge vs. Class B's CDSC vs. Class C's low front-end sales charge and low CDSC
  .  Whether you qualify for any reduction or waiver of sales charges
  . The fact that, if you are purchasing Class B shares in an amount of $100,000 or more, you should consult with your financial adviser to determine whether other share classes are more beneficial given your circumstances
  . The fact that Class B shares automatically convert to Class A shares approximately seven years after purchase
  .  Whether you qualify to purchase Class Z shares.
   See "How to Sell Your Shares" for a description of the impact of CDSCs.


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Share Class Comparison. Use this chart to help you compare the Fund's different share classes. The discussion following this chart will tell you whether you are entitled to a reduction or waiver of any sales charges.


                             CLASS A          CLASS B         CLASS C           CLASS Z
Minimum purchase             $1,000           $1,000          $2,500            None
 amount 1
Minimum amount for           $100             $100            $100              None
 subsequent purchases1
Maximum initial              5% of the public None            1% of the public  None
 sales charge                offering price                   offering price/5/
Contingent Deferred Sales    1%/3/            If sold during: 1% on sales       None
 Charge (CDSC)2                               Year 1    5%    made within 18
                                              Year 2    4%    months of
                                              Year 3    3%    purchase
                                              Year 4    2%
                                              Years 5/6 1%
                                              Year 7    0%
Annual distribution and      .30 of 1%;       1%              1%                None
 service (12b-1) fees (shown (.25 of 1%
 as a percentage of average  currently)
 net assets)/4/

1 The minimum purchase requirements do not apply to certain retirement and employee savings plans and custodial accounts for minors. The minimum initial and subsequent investment for purchases made through the Automatic Investment Plan is $50. For more information, see "Additional Shareholder Services--Automatic Investment Plan."
2 For more information about the CDSC and how it is calculated, see "How to Sell Your Shares--Contingent Deferred Sales Charge (CDSC)."

3 Investors who purchase $1 million or more of Class A shares and sell shares within 12 months of purchase are subject to 1% CDSC. This charge is waived for all such Class A shareholders other than those who purchase their shares through certain broker-dealers that are not affiliated with Prudential.


4 These distribution and service fees are paid from the Fund's assets on a continuous basis. The service fee for Class A, Class B and Class C shares is .25 of 1%. The distribution fee for Class A shares is limited to .30 of 1% (including the .25 of 1% service fee). Class B and Class C shares pay a distribution fee (in addition to the service fee) of .75 of 1%. For the fiscal year ending 12-31-03, the Distributor of the Fund has contractually agreed to reduce its distribution and service (12b-1) fees for Class A shares to .25 of 1% of the average daily net assets of the Class A shares.


5Investors who purchase Class C shares through certain broker-dealers not affiliated with Prudential may purchase Class C shares without paying the 1% sales charge.



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REDUCING OR WAIVING CLASS A'S INITIAL SALES CHARGE
The following describes the different ways investors can reduce or avoid paying Class A's initial sales charge.

Increase the Amount of Your Investment. You can reduce Class A's sales charge by increasing the amount of your investment. This table shows how the sales charge decreases as the amount of your investment increases.

                           SALES CHARGE AS %  SALES CHARGE AS %      DEALER
    AMOUNT OF PURCHASE     OF OFFERING PRICE OF AMOUNT INVESTED REALLOWANCE
    Less than $25,000                  5.00%              5.26%       4.75%
    $25,000 to $49,999                 4.50%              4.71%       4.25%
    $50,000 to $99,999                 4.00%              4.17%       3.75%
    $100,000 to $249,999               3.25%              3.36%       3.00%
    $250,000 to $499,999               2.50%              2.56%       2.40%
    $500,000 to $999,999               2.00%              2.04%       1.90%
    $1 million and above *              None               None        None

*If you invest $1 million or more, you can buy only Class A shares, unless you qualify to buy Class Z shares. If you purchase $1 million or more of Class A shares, you will be subject to a 1% CDSC for shares redeemed within 12 months of purchase. This charge is waived for all such Class A shareholders other than those who purchase their shares through certain broker-dealers that are not affiliated with Prudential.


   To satisfy the purchase amounts above, you can:
  .  Invest with an eligible group of investors who are related to you
  .  Buy Class A shares of two or more Prudential mutual funds at the same time

  . Use your RIGHTS OF ACCUMULATION, which allow you to combine (1) the value of Prudential mutual fund shares you already own, (2) the value of money market shares you have received in an exchange transaction, and (3) the value of the shares you are purchasing, to determine the applicable sales charge (note: you must notify the Transfer Agent if you qualify for Rights of Accumulation)

  . Sign a LETTER OF INTENT, stating in writing that you or an eligible group of related investors will invest a specified dollar amount in the Fund and other Prudential mutual funds within 13 months.

   The Distributor may reallow Class A's sales charge to dealers.


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Benefits Plans. Certain group retirement and savings plans may purchase Class A shares without the initial sales charge if they meet the required minimum for amount of assets, average account balance or number of eligible employees. For more information about these requirements, call Prudential at (800) 353-2847.

Mutual Fund Programs. The initial sales charge will be waived for investors in certain programs sponsored by broker-dealers, investment advisers and financial planners who have agreements with Prudential Investments Advisory Group relating to:
  . Mutual fund wrap or asset allocation programs, where the sponsor places Fund trades and charges its clients a management, consulting or other fee for its services, or
  . Mutual fund supermarket programs, where the sponsor links its clients' accounts to a master account in the sponsor's name and the sponsor charges a fee for its services.

   Broker-dealers, investment advisers or financial planners sponsoring these mutual fund programs may offer their clients more than one class of shares in the Fund in connection with different pricing options for their programs. Investors should consider carefully any separate transaction and other fees charged by these programs in connection with investing in each available share class before selecting a share class.


Other Types of Investors. Other investors pay no sales charge, including certain officers, employees or agents of Prudential and its affiliates, the Prudential mutual funds, the investment advisers of the Prudential mutual funds and registered representatives and employees of brokers that have entered into selected dealer agreements with the Distributor. To qualify for a reduction or waiver of the sales charge, you must notify the Transfer Agent or your broker at the time of purchase. For more information about reducing or eliminating Class A's sales charge, see the SAI, "Purchase, Redemption and Pricing of Fund Shares --Reduction and Waiver of Initial Sales Charge --Class A Shares."


WAIVING CLASS C'S INITIAL SALES CHARGE
Benefit Plans. Certain group retirement plans may purchase Class C shares without the initial sales charge. For more information, call Prudential at
(800) 353-2847.


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Investment of Redemption Proceeds from Other Investment Companies.
The initial sales charge will be waived for purchases of Class C shares if the purchase is made with money from the redemption of shares of any unaffiliated investment company, as long as the shares were not held in an account at Prudential Securities Incorporated (Prudential Securities) or one of its affiliates. Such purchases must be made within 60 days of the redemption. To qualify for this waiver, you must do one of the following:
  .  purchase your shares through an account at Prudential Securities,

  . purchase your shares through a COMMAND Account or an Investor Account with Pruco Securities Corporation, or

  .  purchase your shares through another broker.

   This waiver is not available to investors who purchase shares directly from the Transfer Agent. If you are entitled to the waiver, you must notify either the Transfer Agent or your broker, who may require any supporting documents they consider appropriate.


Other. Investors who purchase Class C shares through certain broker-dealers that are not affiliated with Prudential may purchase Class C shares without paying the initial sales charge.


QUALIFYING FOR CLASS Z SHARES
Benefit Plans. Certain group retirement plans may purchase Class Z shares if they meet the required minimum for amount of assets, average account balance or number of eligible employees. For more information about these requirements, call Prudential at (800) 353-2847.

Mutual Fund Programs. Class Z shares also can be purchased by participants in any fee-based program or trust program sponsored by Prudential or an affiliate that includes the Fund as an available option. Class Z shares also can be purchased by investors in certain programs sponsored by broker-dealers, investment advisers and financial planners who have agreements with Prudential Investments Advisory Group relating to:
  . Mutual fund "wrap" or asset allocation programs where the sponsor places Fund trades, links its clients' accounts to a master account in the sponsor's name and charges its clients a management, consulting or other fee for its services
  . Mutual fund "supermarket" programs, where the sponsor links its clients' accounts to a master account in the sponsor's name and the sponsor charges a fee for its services.


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   Broker-dealers, investment advisers or financial planners sponsoring these mutual fund programs may offer their clients more than one class of shares in the Fund in connection with different pricing options for their programs. Investors should consider carefully any separate transaction and other fees charged by these programs in connection with investing in each available share class before selecting a share class.

Other Types of Investors: Class Z shares also can be purchased by any of the following:
  . Certain participants in the MEDLEY Program (group variable annuity contracts) sponsored by Prudential for whom Class Z shares of the Prudential mutual funds are an available option

  . Current and former Directors/Trustees of the Prudential mutual funds (including the Company)

  .  Prudential, with an investment of $10 million or more.


PAYMENT TO THIRD PARTIES


In connection with the sale of shares, the Manager, the Distributor or one of their affiliates may pay brokers, financial advisers and other persons a commission of up to 4% of the purchase price for Class B shares, up to 2% of the purchase price for Class C shares, and a finder's fee for Class A or Class Z shares from their own resources based on a percentage of the net asset value of shares sold or otherwise. The Distributor or one of its affiliates may make ongoing payments, from its own resources, to brokers, financial advisers and other persons for providing recordkeeping or otherwise facilitating the maintenance of shareholder accounts.


CLASS B SHARES CONVERT TO CLASS A SHARES AFTER APPROXIMATELY SEVEN YEARS

If you buy Class B shares and hold them for approximately seven years, we will automatically convert them into Class A shares without charge. At that time, we will also convert any Class B shares that you purchased with reinvested dividends and other distributions. Since the distribution and service (12b-1) fees for Class A shares are lower than for Class B shares, converting to Class A shares lowers your Fund expenses. Class B shares acquired through the reinvestment of dividends or distributions will be converted to Class A shares according to the procedures utilized by the broker-dealer through which the Class B shares were purchased, if the shares are carried on the books of that broker-dealer and the broker-dealer provides



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subaccounting services to the Fund. Otherwise, the procedures utilized by PMFS or its affiliates will be used. The use of different procedures may result in a timing differential in the conversion of Class B shares acquired through the reinvestment of dividends and distributions.


   When we do the conversion, you will get fewer Class A shares than the number of converted Class B shares if the price of the Class A shares is higher than the price of Class B shares. The total dollar value will be the same, so you will not have lost any money by getting fewer Class A shares. We do the conversions quarterly, not on the anniversary date of your purchase. For more information, see the SAI, "Purchase, Redemption and Pricing of Fund Shares--Conversion Feature--Class B Shares."


STEP 3: UNDERSTANDING THE PRICE YOU'LL PAY
The price you pay for each share of the Fund is based on the share value. The share value of a mutual fund--known as the NET ASSET VALUE or NAV--is determined by a simple calculation: it's the total value of the Fund

-------------------------
MUTUAL FUND SHARES
The NAV of mutual fund shares
changes every day because the
value of a fund's portfolio changes
constantly. For example, if fund
XYZ holds ACME Corp. stock in its
portfolio and the price of ACME
stock goes up while the value of the
fund's other holdings remains the
same and expenses don't change,
the NAV of fund XYZ will increase.
-------------------------


(assets minus liabilities) divided by the total number of shares outstanding. For example, if the value of the investments held by fund XYZ (minus its liabilities) is $1,000 and there are 100 shares of fund XYZ owned by shareholders, the value of one share of the fund--or the NAV--is $10 ($1,000 divided by 100).


   The Fund's portfolio securities are valued based upon market quotations or, if not readily available, at fair value as determined in good faith under procedures established by the Company's Board. The Fund also may use fair value pricing if it determines that the market quotation is not reliable based, among other things, on events that occur after the quotation is derived or after the close of the primary market on which the security is traded, but before the time that the Fund's NAV is determined. This use of fair value pricing most commonly occurs with securities that are primarily traded outside the U.S., but also may occur with U.S.-traded securities. The fair value of a portfolio security that the Fund uses to determine its NAV may



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differ from the security's quoted or published price. For purposes of computing the Fund's NAV, we will generally value the Fund's futures contracts 15 minutes after the close of trading on the New York Stock Exchange (NYSE). The Fund may determine to use fair value pricing after the NAV publishing deadline, but before capital shares are processed. In these instances, the NAV you receive may differ from the published NAV. Except when we fair value securities or as noted below, we normally value each foreign security held by the Fund as of the close of the security's primary market.


   We determine the Fund's NAV once each business day at the close of regular trading on the NYSE, usually 4:00 p.m. New York time. The NYSE is closed on most national holidays and Good Friday. We do not price, and you will not be able to purchase or redeem, the Fund's shares on days when the NYSE is closed but the primary markets for the Fund's foreign securities are open, even though the value of these securities may have changed. Conversely, the Fund will ordinarily price its shares, and you may purchase and redeem shares, on days that the NYSE is open but foreign securities markets are closed. We may not determine the NAV of the Fund on days when we have not received any orders to purchase, sell or exchange the Fund's shares, or when changes in the value of the Fund's portfolio do not materially affect its NAV.


   Most national newspapers report the NAVs of larger mutual funds, which allows investors to check the prices of those funds daily.


WHAT PRICE WILL YOU PAY FOR SHARES OF THE FUND?
For Class A and Class C shares, you'll pay the public offering price, which is the NAV next determined after we receive your order to purchase, plus an initial sales charge (unless you're entitled to a waiver). For Class B and Class Z shares, you will pay the NAV next determined after we receive your order to purchase (remember, there are no up-front sales charges for these share classes). Your broker may charge you a separate or additional fee for purchases of shares.
   Unless regular trading on the NYSE closes before 4:00 p.m., your order to purchase must be received by 4:00 p.m. New York time in order to receive that day's NAV. In the event that regular trading on the NYSE closes before 4:00 p.m., you will receive the following day's NAV if your order to purchase is received after the close of regular trading on the NYSE.


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STEP 4: ADDITIONAL SHAREHOLDER SERVICES
As a Fund shareholder, you can take advantage of the following services and privileges:

Automatic Reinvestment. As we explained in the "Fund Distributions and Tax Issues" section, the Fund pays out--or distributes--its net investment income and capital gains to all shareholders. For your convenience, we will automatically reinvest your distributions in the Fund at NAV without any sales charge. If you want your distributions paid in cash, you can indicate this preference on your application, notify your broker or notify the Transfer Agent in writing (at the address below) at least five business days before the date we determine who receives dividends.

PRUDENTIAL MUTUAL FUND SERVICES LLC
ATTN: ACCOUNT MAINTENANCE
P.O. BOX 8159
PHILADELPHIA, PA 19101

Automatic Investment Plan. You can make regular purchases of Fund shares for as little as $50 by having the funds automatically withdrawn from your bank or brokerage account at specified intervals.

Retirement Plan Services. Prudential offers a wide variety of retirement plans for individuals and institutions, including large and small businesses. For information on IRAs, including Roth IRAs or SEP-IRAs for a one-person business, please contact your financial adviser. If you are interested in opening a 401(k) or other company-sponsored retirement plan (SIMPLEs, SEP plans, Keoghs, 403(b) plans, pension and profit-sharing plans), your financial adviser will help you determine which retirement plan best meets your needs. Complete instructions about how to establish and maintain your plan and how to open accounts for you and your employees will be included in the retirement plan kit you receive in the mail.


Systematic Withdrawal Plan. A Systematic Withdrawal Plan is available that will provide you with monthly, quarterly, semi-annual or annual redemption checks. Remember, the sale of Class A (in certain cases), Class B and Class C shares may be subject to a CDSC. The Systematic Withdrawal Plan is not



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available to participants in certain retirement plans. Please contact PMFS at
(800) 225-1852 for more details.


Reports to Shareholders. Every year, we will send you an annual report (along with an updated prospectus) and a semi-annual report, which contain important financial information about the Fund. To reduce Fund expenses, we will send one annual shareholder report, one semi-annual shareholder report and one annual prospectus per household, unless you instruct us or your broker otherwise. If each Fund shareholder in your household would like to receive a copy of the Fund's prospectus, shareholder report and any proxy statement, please call us toll free at (800) 225-1852. We will begin sending additional copies of these documents within 30 days of receipt of your request.


HOW TO SELL YOUR SHARES

You can sell your shares of the Fund for cash (in the form of a check) at any time, subject to certain restrictions. For more information about these restrictions, see "Restrictions on Sales" in the next section.

   When you sell shares of the Fund--also known as redeeming your shares--the price you will receive will be the NAV next determined after the Transfer Agent, the Distributor or your broker receives your order to sell. If your broker holds your shares, your broker must receive your order to sell by 4:00 p.m. New York time, to process the sale on that day. In the event that regular trading on the NYSE closes before 4:00 p.m., you will receive the following day's NAV if your order to sell is received after the close of regular trading on the NYSE.

PRUDENTIAL MUTUAL FUND SERVICES LLC
ATTN: REDEMPTION SERVICES
P.O. BOX 8149
PHILADELPHIA, PA 19101

   Generally, we will pay you for the shares that you sell within seven days after the Transfer Agent, the Distributor or your broker receives your sell order. If you hold shares through a broker, we will credit payment to your account. If you are selling shares you recently purchased with a check, we may delay sending you the proceeds until your check clears, which can take


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26  NICHOLAS-APPLEGATE GROWTH EQUITY FUND    [PHONE]  (800) 225-1852

How to Buy, Sell and
---------------------------------------------------------------------
Exchange Shares of the Fund
---------------------------------------------------------------------

up to 10 days from the purchase date. You can avoid the delay if you purchase shares by wire, certified check or cashier's check. Your broker may charge you a separate or additional fee for sales of shares.

RESTRICTIONS ON SALES

There are certain times when you may not be able to sell shares of the Fund, or when we may delay paying you the proceeds from a sale. As permitted by the Securities and Exchange Commission, this may happen only during unusual market conditions or emergencies when the Fund can't determine the value of its assets or sell its holdings. For more information, see the SAI, "Purchase, Redemption and Pricing of Fund Shares--Sale of Shares."


   If you hold your shares directly with the Transfer Agent, you will need to have the signature on your sell order signature guaranteed by an "eligible guarantor institution" if:


  .  You are selling more than $100,000 of shares,


  . You want the redemption proceeds made payable to someone that is not in our records,


  . You want the redemption proceeds sent to some place that is not in our records, or


  .  You are a business or a trust.


   An "eligible guarantor institution" includes any bank, broker-dealer, savings association or credit union. For more information, see the "SAI, Purchase, Redemption and Pricing of Fund Shares--Sale of Shares--Signature Guarantee."


CONTINGENT DEFERRED SALES CHARGE (CDSC)

If you sell Class B shares within six years of purchase or Class C shares within 18 months of purchase, you will have to pay a CDSC. In addition, if you purchase $1 million or more of Class A shares through certain broker-dealers that are not affiliated with Prudential, you are subject to a 1% CDSC for shares redeemed within 12 months of purchase. To keep the CDSC as low as possible, we will sell amounts representing shares in the following order:

  . Amounts representing shares you purchased with reinvested dividends and distributions,

  . Amounts representing shares that represent the increase in NAV above the total amount of your payments for shares made during the past 12 months for Class A shares (in certain cases), six years for Class B shares and 18 months for Class C shares, and



 -------------------------------------------------------------------------------
                                                                             27

How to Buy, Sell and
---------------------------------------------------------------------
Exchange Shares of the Fund
---------------------------------------------------------------------


  . Amounts representing the cost of shares held beyond the CDSC period (12 months for Class A shares (in certain cases), six years for Class B shares and 18 months for Class C shares).

   Since shares that fall into any of the categories listed above are not subject to the CDSC, selling them first helps you to avoid--or at least minimize--the CDSC.
   Having sold the exempt shares first, if there are any remaining shares that are subject to the CDSC, we will apply the CDSC to amounts representing the cost of shares held for the longest period of time within the applicable CDSC period.

   As we noted before in the "Share Class Comparison" chart, the CDSC for Class B shares is 5% in the first year, 4% in the second, 3% in the third, 2% in the fourth and 1% in the fifth and sixth years. The rate decreases on the first day of the month following the anniversary date of your purchase, not on the anniversary date itself. The CDSC is 1% for Class C shares-- which is applied to shares sold within 18 months of purchase. Class A shares are subject to a CDSC, in certain cases as previously noted, of 1% that is applied to Class A shares sold within 12 months of purchase. The Class A CDSC is waived for all such Class A investors other than those who purchase their shares from certain broker-dealers that are not affiliated with Prudential. For Class A, Class B and Class C shares, the CDSC is calculated based on the lesser of the original purchase price or the redemption proceeds. For purposes of determining how long you've held your shares, all purchases during the month are grouped together and considered to have been made on the last day of the month.

   The holding period for purposes of determining the applicable CDSC will be calculated from the first day of the month after initial purchase, excluding any time shares were held in a money market fund.

WAIVER OF THE CDSC--CLASS B SHARES
The CDSC will be waived if the Class B shares are sold:
  . After a shareholder dies or is disabled (or, in the case of a trust account, the death or disability of the grantor). This waiver applies to individual shareholders, as well as shares held in joint tenancy provided the shares were purchased before the death or disability
  . To provide for certain distributions--made without IRS penalty--from a tax-deferred retirement plan, IRA or Section 403(b) custodial account, and


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28  NICHOLAS-APPLEGATE GROWTH EQUITY FUND    [PHONE]  (800) 225-1852

How to Buy, Sell and
---------------------------------------------------------------------
Exchange Shares of the Fund
---------------------------------------------------------------------

  .  On certain sales effected through the Systematic Withdrawal Plan.

   For more information on the above and other waivers, see the SAI, "Purchase, Redemption and Pricing of Fund Shares--Waiver of Contingent Deferred Sales Charge--Class B Shares."

WAIVER OF THE CDSC--CLASS C SHARES
Benefit Plans. The CDSC will be waived for purchases by certain group retirement plans for which Prudential or brokers not affiliated with Prudential provide administrative or recordkeeping services. The CDSC also will be waived for certain redemptions by benefit plans sponsored by Prudential and its affiliates. For more information, call Prudential at (800) 353-2847.

REDEMPTION IN KIND
If the sales of Fund shares you make during any 90-day period reach the lesser of $250,000 or 1% of the value of the Fund's net assets, we can then give you securities from the Fund's portfolio instead of cash. If you want to sell the securities for cash, you would have to pay the costs charged by a broker.

SMALL ACCOUNTS
If you make a sale that reduces your account value to less than $500, we may sell the rest of your shares (without charging any CDSC) and close your account. We would do this to minimize the Fund's expenses paid by other shareholders. We will give you 60 days' notice, during which time you can purchase additional shares to avoid this action. This involuntary sale does not apply to shareholders who own their shares as part of a 401(k) plan, an IRA or some other qualified or tax-deferred plan or account.

90-DAY REPURCHASE PRIVILEGE
After you redeem your shares, you may reinvest back into your account any of the redemption proceeds in shares of the same Fund and account without paying an initial sales charge. Also, if you paid a CDSC when you redeemed your shares, we will credit your account with the appropriate number of shares to reflect the amount of the CDSC you paid. To take advantage of this one-time privilege, you must notify the Transfer Agent or your broker at


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                                                                             29

How to Buy, Sell and
---------------------------------------------------------------------
Exchange Shares of the Fund
---------------------------------------------------------------------

the time of the repurchase. See the SAI, "Purchase, Redemption and Pricing of Fund Shares--Sale of Shares."

RETIREMENT PLANS
To sell shares and receive a distribution from your retirement account, call your broker or the Transfer Agent for a distribution request form. Special distribution and income tax withholding requirements apply to distributions from retirement plans and you must submit a withholding form with your request to avoid delay. If your retirement plan account is held by your employer or plan trustee, you must arrange for the distribution request to be signed and sent by the plan administrator or trustee. For additional information, see the SAI.

HOW TO EXCHANGE YOUR SHARES

You can exchange your shares of the Fund for shares of the same class in certain other Prudential mutual funds--including certain money market funds--if you satisfy the minimum investment requirements. For example, you can exchange Class A shares of the Fund for Class A shares of another Prudential mutual fund, but you can't exchange Class A shares for Class B, Class C or Class Z shares. Class B and Class C shares may not be exchanged into money market funds other than Special Money Market Fund, Inc. (Special Money Fund). After an exchange, at redemption, the CDSC will be calculated from the first day of the month after your initial purchase, excluding any time shares were held in a money market fund. We may change the terms of any exchange privilege after giving you 60 days' notice.

   If you hold shares through a broker, you must exchange shares through your broker. Otherwise contact:

PRUDENTIAL MUTUAL FUND SERVICES LLC
ATTN: EXCHANGE PROCESSING
P.O. BOX 8157
PHILADELPHIA, PA 19101


   If you exchange--and then sell--Class B shares within approximately six years of your original purchase, or Class C shares within 18 months of your original purchase, you must still pay the applicable CDSC. If you have exchanged Class B or Class C shares into Special Money Fund, the time



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30  NICHOLAS-APPLEGATE GROWTH EQUITY FUND    [PHONE]  (800) 225-1852

How to Buy, Sell and
---------------------------------------------------------------------
Exchange Shares of the Fund
---------------------------------------------------------------------



you hold the shares in the money market account will not be counted for purposes of calculating the required holding periods for CDSC liability.
   Remember, as we explained in the section entitled "Fund Distributions and Tax Issues--If You Sell or Exchange Your Shares," exchanging shares is considered a sale for tax purposes. Therefore, if the shares you exchange are worth more than the amount that you paid for them, you may have to pay capital gains tax. For additional information about exchanging shares, see the SAI, "Shareholder Investment Account--Exchange Privilege."

   If you own Class B or Class C shares and qualify to purchase Class A shares of any Prudential mutual fund without paying an initial sales charge, we will exchange your Class B or Class C shares which are not subject to a CDSC for Class A shares unless you elect otherwise. We make such exchanges on a quarterly basis, if you qualify for this exchange privilege. You must notify the Transfer Agent that you are eligible for this special exchange privilege. Effective June 16, 2003, this special exchange privilege will be discontinued. We have obtained a legal opinion that this exchange is not a "taxable event" for federal income tax purposes. This opinion is not binding on the IRS.


FREQUENT TRADING
Frequent trading of Fund shares in response to short-term fluctuations in the market--also known as "market timing"--may make it very difficult to manage the Fund's investments. When market timing occurs, the Fund may have to sell portfolio securities to have the cash necessary to redeem the market timer's shares. This can happen at a time when it is not advantageous to sell any securities, so the Fund's performance may be hurt. When large dollar amounts are involved, market timing can also make it difficult to use long-term investment strategies because we cannot predict how much cash the Fund will have to invest. When in our opinion such activity would have a disruptive effect on portfolio management, the Fund reserves the right to refuse purchase orders and exchanges into the Fund by any person, group or commonly controlled account. The decision may be based upon dollar amount, volume and frequency of trading. The Fund will notify a market timer of rejection of an exchange or purchase order. If the Fund allows a market timer to trade Fund shares, it may require the market timer to enter into a written agreement to follow certain procedures and limitations.


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                                                                             31

How to Buy, Sell and
---------------------------------------------------------------------
Exchange Shares of the Fund
---------------------------------------------------------------------


TELEPHONE REDEMPTIONS OR EXCHANGES

You may redeem your shares if the proceeds of the redemption do not exceed $100,000 by calling the Fund at (800) 225-1852 before 4:00 p.m. New York time. Certain restrictions apply. Please see the section titled "Restrictions on Sales" for additional information. You may exchange your shares in any amount by calling the Fund at (800) 225-1852 before 4:00 p.m. New York time. You will receive a redemption or exchange amount based on that day's NAV. In the event that regular trading on the NYSE closes before 4:00 p.m. New York time, you will receive the following day's NAV if your order to sell or exchange is received after the close of regular trading on the NYSE.


   The Fund's Transfer Agent will record your telephone instructions and request specific account information before redeeming or exchanging shares. The Fund will not be liable for losses due to unauthorized or fraudulent telephone instructions if it follows instructions that it reasonably believes are made by the shareholder. If the Fund does not follow reasonable procedures, it may be liable.

   In the event of drastic economic or market changes, you may have difficulty in redeeming or exchanging your shares by telephone. If this occurs, you should consider redeeming or exchanging your shares by mail or through your broker.
   The telephone redemption and exchange procedures may be modified or terminated at any time. If this occurs, you will receive a written notice from the Fund.

EXPEDITED REDEMPTION PRIVILEGE

If you have selected the Expedited Redemption Privilege, you may have your redemption proceeds sent directly to your bank account. Expedited redemption requests may be made by telephone or letter, must be received by the applicable fund prior to 4:00 p.m. New York time to receive a redemption amount based on that day's NAV and are subject to the terms and conditions regarding the redemption of shares. In the event that regular trading on the NYSE closes before 4:00 p.m. New York time, you will receive the following day's NAV if your order to sell is received after the close of regular trading on the NYSE. For more information, see "Purchase, Redemption and Pricing of Fund Shares--Expedited Redemption Privilege" in the SAI. The Expedited Redemption Privilege may be modified or terminated at any time without notice.



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32  NICHOLAS-APPLEGATE GROWTH EQUITY FUND    [PHONE]  (800) 225-1852

---------------------------------------------------------------------
Financial Highlights
---------------------------------------------------------------------


The financial highlights below are intended to help you evaluate the Fund's financial performance for the last five years. The TOTAL RETURN in each chart represents the rate that a shareholder earned on an investment in that share class of the Fund, assuming reinvestment of all dividends and other distributions. The information is for each share class for the periods indicated.


   A copy of the Fund's annual report, along with the Fund's audited financial statements and auditors' report, is available upon request, at no charge, as described on the back cover of this prospectus.



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                                                                             33

---------------------------------------------------------------------
Financial Highlights
---------------------------------------------------------------------


CLASS A SHARES

The financial highlights were audited by Ernst & Young LLP, whose report was unqualified.




CLASS A SHARES (FISCAL YEARS ENDED 12-31)
PER SHARE OPERATING
PERFORMANCE                            2002/2/  2001/2/  2000/2/     1999     1998
NET ASSET VALUE, BEGINNING OF YEAR       $9.87   $17.56   $25.80   $15.38   $14.47
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss                      (.12)    (.16)    (.32)    (.18)    (.17)
Net realized and unrealized gain
 (loss) on investment transactions      (3.04)   (7.53)   (3.36)    14.01     1.95
TOTAL FROM INVESTMENT OPERATIONS        (3.16)   (7.69)   (3.68)    13.83     1.78
----------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Distributions from net realized gains
 from investment transactions               --       --   (4.56)   (3.41)    (.87)
NET ASSET VALUE, END OF YEAR             $6.71    $9.87   $17.56   $25.80   $15.38
TOTAL RETURN /1/                      (32.02)% (43.79)% (14.06)%   98.35%   12.83%
RATIOS/SUPPLEMENTAL DATA                  2002     2001     2000     1999     1998
NET ASSETS, END OF YEAR (000)         $112,548 $199,165 $360,373 $329,955 $130,362
Average net assets (000)              $150,286 $245,428 $404,873 $186,192 $124,408
RATIOS TO AVERAGE NET ASSETS:
Expenses, including distribution and
 service (12b-1) fees                    1.76%    1.55%    1.36%    1.40%    1.45%
Expenses, excluding distribution and
 service (12b-1) fees                    1.55%    1.34%    1.12%    1.20%    1.24%
Net investment loss                    (1.53)%  (1.35)%  (1.21)%  (1.21)%  (1.19)%
For Class A, B, C and Z shares:
Portfolio turnover                        167%     149%     165%     173%     171%
----------------------------------------------------------------------------------

1 Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.

2 Calculated based on weighted average shares outstanding during the year.



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34  NICHOLAS-APPLEGATE GROWTH EQUITY FUND    [PHONE]  (800) 225-1852

---------------------------------------------------------------------
Financial Highlights
---------------------------------------------------------------------

CLASS B SHARES

The financial highlights were audited by Ernst & Young LLP, whose report was unqualified.




CLASS B SHARES (FISCAL YEARS ENDED 12-31)
PER SHARE OPERATING
PERFORMANCE                              2002/2/  2001/2/  2000/2/     1999     1998
NET ASSET VALUE, BEGINNING OF YEAR         $8.19   $14.70   $22.63   $13.89   $13.26
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss                        (.16)    (.21)    (.45)    (.33)    (.29)
Net realized and unrealized gain (loss)
 on investment transactions               (2.50)   (6.30)   (2.92)    12.48     1.79
TOTAL FROM INVESTMENT OPERATIONS          (2.66)   (6.51)   (3.37)    12.15     1.50
------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Distributions from net realized gains
 from investment transactions                 --       --   (4.56)   (3.41)    (.87)
NET ASSET VALUE, END OF YEAR               $5.53    $8.19   $14.70   $22.63   $13.89
TOTAL RETURN/1/                         (32.48)% (44.29)% (14.69)%   96.71%   11.87%
RATIOS/SUPPLEMENTAL DATA                    2002     2001     2000     1999     1998
NET ASSETS, END OF YEAR (000)            $41,219  $88,533 $237,722 $324,419 $236,242
Average net assets (000)                 $64,374 $135,119 $347,231 $236,101 $250,317
RATIOS TO AVERAGE NET ASSETS:
Expenses, including distribution and
 service (12b-1) fees                      2.55%    2.34%    2.12%    2.20%    2.24%
Expenses, excluding distribution and
 service (12b-1) fees                      1.55%    1.34%    1.12%    1.20%    1.24%
Net investment loss                      (2.32)%  (2.12)%  (1.96)%  (2.00)%  (1.98)%
------------------------------------------------------------------------------------

1 Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.

2 Calculated based on weighted average shares outstanding during the year.



 -------------------------------------------------------------------------------
                                                                             35

---------------------------------------------------------------------
Financial Highlights
---------------------------------------------------------------------


CLASS C SHARES

The financial highlights were audited by Ernst & Young LLP, whose report was unqualified.




CLASS C SHARES (FISCAL YEARS ENDED 12-31)
PER SHARE OPERATING PERFORMANCE             2002/2/  2001/2/  2000/2/    1999    1998
NET ASSET VALUE, BEGINNING OF YEAR            $8.19   $14.70   $22.63  $13.89  $13.26
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss                           (.16)    (.21)    (.43)   (.32)   (.28)
Net realized and unrealized gain (loss) on
 investment transactions                     (2.50)   (6.30)   (2.94)   12.47    1.78
TOTAL FROM INVESTMENT OPERATIONS             (2.66)   (6.51)   (3.37)   12.15    1.50
-------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Distributions from net realized gains from
 investment transactions                         --       --   (4.56)  (3.41)   (.87)
NET ASSET VALUE, END OF YEAR                  $5.53   $ 8.19   $14.70  $22.63  $13.89
TOTAL RETURN /1/                           (32.48)% (44.29)% (14.69)%  96.71%  11.87%
RATIOS/SUPPLEMENTAL DATA                       2002     2001     2000    1999    1998
NET ASSETS, END OF YEAR (000)                $6,538  $11,473  $18,571 $10,598  $6,146
Average net assets (000)                     $8,893  $13,359  $17,506  $7,477  $6,164
RATIOS TO AVERAGE NET ASSETS:
Expenses, including distribution and
 service (12b-1) fees                         2.55%    2.34%    2.12%   2.20%   2.24%
Expenses, excluding distribution and
 service (12b-1) fees                         1.55%    1.34%    1.12%   1.20%   1.24%
Net investment loss                         (2.32)%  (2.14)%  (1.97)% (2.00)% (1.98)%
-----------------------------------------------------------------------------
-------------------------------------------------------------------------------------

1 Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.

2 Calculated based on weighted average shares outstanding during the year.



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36  NICHOLAS-APPLEGATE GROWTH EQUITY FUND    [PHONE]  (800) 225-1852

---------------------------------------------------------------------
Financial Highlights
---------------------------------------------------------------------

CLASS Z SHARES

The financial highlights were audited by Ernst & Young LLP, whose report was unqualified.




CLASS Z SHARES (FISCAL YEARS ENDED 12-31)
PER SHARE OPERATING
PERFORMANCE                   2002/2/  2001/2/  2000/2/    1999   1998
NET ASSET VALUE, BEGINNING
 OF YEAR                       $10.09   $17.93   $26.16  $15.49 $14.53
INCOME FROM INVESTMENT
 OPERATIONS:
Net investment loss             (.11)    (.14)    (.25)   (.17)  (.12)
Net realized and unrealized
 gain (loss) on
 investment transactions       (3.10)   (7.70)   (3.42)   14.25   1.95
TOTAL FROM INVESTMENT
 OPERATIONS                    (3.21)   (7.84)   (3.67)   14.08   1.83
----------------------------------------------------------------------
LESS DISTRIBUTIONS:
Distributions from net
 realized gains from
 investment transactions           --       --   (4.56)  (3.41)  (.87)
NET ASSET VALUE, END OF YEAR    $6.88   $10.09   $17.93  $26.16 $15.49
TOTAL RETURN /1/             (31.81)% (43.69)% (13.86)%  99.30% 13.13%
RATIOS/SUPPLEMENTAL
DATA                             2002     2001     2000    1999   1998
NET ASSETS, END OF YEAR
 (000)                         $4,533  $11,384  $20,676  $2,032 $1,649
Average net assets (000)       $8,224  $15,039  $13,271  $1,334 $1,318
RATIOS TO AVERAGE NET
 ASSETS:
Expenses, including
 distribution and service
 (12b-1) fees                   1.55%    1.34%    1.12%   1.20%  1.24%
Expenses, excluding
 distribution and service
 (12b-1) fees                   1.55%    1.34%    1.12%   1.20%  1.24%
Net investment loss           (1.32)%  (1.14)%   (.98)% (1.00)% (.99)%
----------------------------------------------------------------------


1 Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.




2 Calculated based on weighted average shares outstanding during the year.



 -------------------------------------------------------------------------------
                                                                             37

--------------------------------------------------------------------------------
      The Prudential Mutual Fund Family
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


Prudential offers a broad range of mutual funds designed to meet your individual needs. For information about these funds, contact your financial adviser or call us at (800) 225-1852. Please read the prospectus carefully before you invest or send money.

PRUDENTIAL MUTUAL FUNDS
--------------------------------------------------------------------------------
STOCK FUNDS
LARGE CAPITALIZATION STOCK FUNDS

Prudential 20/20 Focus Fund
Prudential Equity Fund, Inc.
Prudential Index Series Fund
  Prudential Stock Index Fund
Prudential Tax-Managed Funds
  Prudential Tax-Managed Equity Fund
Prudential Value Fund
The Prudential Investment Portfolios, Inc.
  Prudential Jennison Growth Fund
SMALL-TO-MID-CAPITALIZATION STOCK FUNDS

Nicholas-Applegate Fund, Inc.
  Nicholas-Applegate Growth   Equity Fund
Prudential Small Company Fund, Inc.
Prudential Tax-Managed Small-Cap Fund, Inc.
Prudential U.S. Emerging Growth Fund, Inc.
The Prudential Investment Portfolios, Inc.
  Prudential Jennison Equity   Opportunity Fund
SECTOR STOCK FUNDS

Prudential Natural Resources
  Fund, Inc.
Prudential Real Estate Securities Fund
Prudential Sector Funds, Inc.
  Prudential Financial Services Fund
  Prudential Health Sciences Fund
  Prudential Technology Fund
  Prudential Utility Fund
GLOBAL/INTERNATIONAL STOCK FUNDS
Prudential Europe Growth Fund, Inc.
Prudential Pacific Growth Fund, Inc.
Prudential World Fund, Inc.
  Prudential Global Growth Fund
  Prudential International Value Fund
  Prudential Jennison International   Growth Fund
BALANCED/ALLOCATION FUND
The Prudential Investment Portfolios, Inc.
  Prudential Active Balanced Fund
BOND FUNDS
TAXABLE BOND FUNDS
Prudential Government Income Fund, Inc.
Prudential High Yield Fund, Inc.



Prudential Short-Term Bond Fund, Inc.


  Prudential Short-Term Corporate   Bond Fund


  Dryden Ultra Short Bond Fund



Prudential Total Return Bond Fund, Inc.

MUNICIPAL BOND FUNDS
Prudential California Municipal Fund
  California Series
  California Income Series
Prudential Municipal Bond Fund
  High Income Series
  Insured Series
Prudential Municipal Series Fund
  Florida Series
  New Jersey Series
  New York Series
  Pennsylvania Series
Prudential National Municipals
  Fund, Inc.


---------------------------------------------------------------------

38  NICHOLAS-APPLEGATE GROWTH EQUITY FUND    [PHONE]  (800) 225-1852



--------------------------------------------------------------------------------

-----------------------------------------------------------------------
-----------------------------------------------------------------------


GLOBAL/INTERNATIONAL BOND FUND
Prudential Global Total Return Fund, Inc.
MONEY MARKET FUNDS
TAXABLE MONEY MARKET FUNDS
Cash Accumulation Trust
  Liquid Assets Fund
  National Money Market Fund
Prudential Government Securities Trust
  Money Market Series
  U.S. Treasury Money Market Series
Prudential Institutional Liquidity   Portfolio, Inc.
  Institutional Money Market Series
Prudential MoneyMart Assets, Inc.
MUNICIPAL MONEY MARKET FUNDS
Prudential California Municipal Fund
  California Money Market Series
Prudential Municipal Series Fund
  New Jersey Money Market Series
  New York Money Market Series
TAX-FREE MONEY MARKET FUNDS
COMMAND Tax-Free Fund
Prudential Tax-Free Money Fund, Inc.
OTHER MONEY MARKET FUNDS
COMMAND Government Fund
COMMAND Money Fund
Special Money Market Fund, Inc.*
  Money Market Series
STRATEGIC PARTNERS MUTUAL FUNDS**
--------------------------------------------------------------------------------
Strategic Partners Asset Allocation   Funds
  Strategic Partners Conservative   Growth Fund
  Strategic Partners Moderate Growth   Fund
  Strategic Partners High Growth Fund
Strategic Partners Style Specific Funds
  Strategic Partners Large   Capitalization Growth Fund
  Strategic Partners Large   Capitalization Value Fund
  Strategic Partners Small   Capitalization Growth Fund
  Strategic Partners Small   Capitalization Value Fund
  Strategic Partners International   Equity Fund
  Strategic Partners Total Return Bond   Fund
Strategic Partners Opportunity Funds
  Strategic Partners Focused Growth   Fund
  Strategic Partners New Era Growth   Fund
  Strategic Partners Focused Value   Fund

  Strategic Partners Mid-Cap Value Fund

Special Money Market Fund, Inc.*
  Money Market Series
 *This fund is not a direct purchase money fund and is only an exchangeable money fund.
**Not exchangeable with the Prudential mutual funds.

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40  NICHOLAS-APPLEGATE GROWTH EQUITY FUND    [PHONE]  (800) 225-1852

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42  NICHOLAS-APPLEGATE GROWTH EQUITY FUND    [PHONE]  (800) 225-1852

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44  NICHOLAS-APPLEGATE GROWTH EQUITY FUND    [PHONE]  (800) 225-1852

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


      FOR MORE INFORMATION

Please read this prospectus before you invest in the Fund and keep it for future reference. For information or shareholder questions contact:

PRUDENTIAL MUTUAL FUND SERVICES LLC
P.O. BOX 8098
PHILADELPHIA, PA 19101
(800) 225-1852
(732) 482-7555 (Calling from outside the U.S.)

Outside Brokers should contact:
Prudential Investment Management Services LLC
P.O. Box 8310
Philadelphia, PA 19101
(800) 778-8769

Visit Prudential's website at:

WWW.PRUDENTIAL.COM


Additional information about the Fund can be obtained without charge and can be found in the following documents:
STATEMENT OF ADDITIONAL INFORMATION (SAI)
 (incorporated by reference into this prospectus)
ANNUAL REPORT
 (contains a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year)
SEMI-ANNUAL REPORT


                                      Nasdaq   CUSIP
                         Fund Symbols ------   -----
                         Class A      NAPGX  653698-209
                         Class B      NAGBX  653698-308
                         Class C      PNACX  653698-407
                         Class Z      PNAZX  653698-506

MF151A

You can also obtain copies of Fund documents from the Securities and Exchange Commission as follows:
BY MAIL
Securities and Exchange Commission
Public Reference Section
Washington, DC 20549-0102

BY ELECTRONIC REQUEST
publicinfo@sec.gov
 (The SEC charges a fee to copy documents.)

IN PERSON
Public Reference Room in
Washington, DC
 (For hours of operation, call 1-202-942-8090)

VIA THE INTERNET
on the EDGAR Database at
http://www.sec.gov

Investment Company Act File No. 811-5019

                         NICHOLAS-APPLEGATE FUND, INC.
                     NICHOLAS-APPLEGATE GROWTH EQUITY FUND

                      Statement of Additional Information

                            dated February 28, 2003



   Nicholas-Applegate Growth Equity Fund (the "Fund") is the sole series of Nicholas-Applegate Fund, Inc. (the "Company"), an open-end, diversified, management investment company. The Fund's investment objective is capital appreciation. The Fund seeks to achieve its objective by investing principally in a diversified portfolio of common stocks, the investment returns of which its Investment Adviser expects to exceed those of the Standard & Poor's 500 Stock Price Index (the "S&P 500"). The Fund intends to invest primarily in stocks from a universe of U.S. companies with market capitalizations corresponding to the middle 90% of the Russell Midcap Growth Index at the time of purchase. Generally, midsize companies are those with market capitalizations similar to the Russell Midcap Growth Index as measured at the time of purchase. No assurance can be given that the Fund's investment objective will be achieved. See "Description of the Fund, Its Investments and Risks."



   The Fund's address is Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102, and its telephone number is (800) 225-1852.



   This Statement of Additional Information ("SAI") is not a prospectus and should be read in conjunction with the Fund's Prospectus dated February 28, 2003, a copy of which may be obtained at no charge from the Fund upon request at the address or telephone number noted above. The Fund's audited financial statements for the fiscal year ended December 31, 2002 are incorporated into this SAI by reference to the Fund's 2002 annual report to shareholders (File No. 811-05019). You may obtain a copy of the Fund's annual report at no charge by request to the Fund at the address or telephone number noted above.


                               TABLE OF CONTENTS


                                                                Page
                                                                ----
            Fund History....................................... B-2
            Description of the Fund, Its Investments and Risks. B-2
            Investment Restrictions............................ B-6
            Management of the Fund............................. B-8
            Control Persons and Principal Holders of Securities B-12
            Investment Advisory and Other Services............. B-13
            Brokerage Allocation and Other Practices........... B-20
            Capital Shares, Other Securities and Organization.. B-21
            Purchase, Redemption and Pricing of Fund Shares.... B-22
            Shareholder Investment Account..................... B-33
            Net Asset Value.................................... B-37
            Dividends, Distributions and Taxes................. B-39
            Performance Information............................ B-40
            Financial Statements............................... B-44
            Appendix I--General Investment Information......... I-1
            Appendix II--Historical Performance Data........... II-1


--------------------------------------------------------------------------------
MF151B

                                 FUND HISTORY


   The Company was incorporated in Maryland on January 30, 1987 under the name "Nicholas-Applegate Growth Equity Fund, Inc." as a closed-end, diversified, management investment company. As a closed-end investment company during the 1990 calendar year, the Fund's shares traded at an average discount from net asset value of 7.52%. Because of this discounted valuation of its shares, the Company converted to an open-end investment company in accordance with its Charter and changed its name to "Nicholas-Applegate Fund, Inc." on June 10, 1991. All outstanding shares of the Company at the time of the conversion to an open-end investment company were converted into Class A shares of the Fund.


              DESCRIPTION OF THE FUND, ITS INVESTMENTS AND RISKS


   Classification The Fund is a diversified series of an open-end management investment company.


   Investment Strategies, Policies and Risks The Fund's investment objective is capital appreciation. While the principal investment policies and strategies for seeking to achieve this objective are described in the Fund's Prospectus, the Fund may from time to time also use the securities, instruments, policies and non-principal strategies described below in seeking to achieve its objective. The Fund may not achieve its objective and you could lose money.

   Foreign Securities. The Fund is authorized to invest up to 20% of its total assets in foreign securities, ADRs and other similar receipts or shares, although it currently intends to do so only occasionally. Any such securities will be traded on U.S. exchanges or the NASDAQ National Market System.

   Foreign securities involve certain risks, which should be considered carefully by an investor in the Fund. These risks include political or economic instability in the country of the issuer, the difficulty of predicting international trade patterns, the possibility of imposition of exchange controls and the risk of currency fluctuations. Such securities may be subject to greater fluctuations in price than securities issued by U.S. corporations. In addition, there may be less publicly available information about a foreign company than about a domestic company. Foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic companies. There is generally less government regulation of securities exchanges, brokers and listed companies abroad than in the United States, and, for certain foreign countries, there is a possibility of expropriation, confiscatory taxation or diplomatic developments which could affect investment in those countries.

   Put and Call Options. The Fund is authorized to purchase listed covered "put" and "call" options with respect to securities which are otherwise eligible for purchase by the Fund and with respect to the S&P 500, subject to certain restrictions, although it currently intends to do so only occasionally and only for hedging purposes. The Fund does not presently intend to purchase options that are not traded on a national securities exchange.

   If the Fund purchases a listed put option, it acquires the right to sell the underlying security at a specified price at any time during the term of the option. Purchasing put options may be used as a portfolio investment strategy when the Investment Adviser perceives significant short-term risk but substantial long-term appreciation for the underlying security. The put option acts as an insurance policy, as it protects against significant downward price movement while it allows full participation in any upward movement. If the Fund is holding a stock which it feels has strong fundamentals, but for some reason may be weak in the near term, it may purchase a listed put on such security, thereby giving itself the right to sell such security at a certain strike price throughout the term of the option. Consequently, the Fund will exercise the put only if the price of such security falls below the strike price of the put. The difference between the put's strike price and the market price of the underlying security on the date the Fund exercises the put, less transaction costs, will be the amount by which the Fund will be able to hedge against a decline in the underlying security. If during the period of the option the market price for the underlying security remains at or above the put's strike price, the put will expire worthless, representing a loss of the price the Fund paid for the put, plus transaction costs. If the price of the underlying security increases, the profit the Fund realizes on the sale of the security will be reduced by the premium paid for the put option less any amount for which the put may be sold.

   If the Fund purchases a listed call option, it acquires the right to purchase the underlying security at a specified price at any time during the term of the option. The purchase of a call option is a type of insurance policy to hedge against a substantial increase in the market price of a security it intends to purchase. The Fund will exercise a call option only if the price of the underlying security is above the strike price at the time of exercise. If during the option period the market price for the underlying security remains at or below the strike price of the call option, the option will expire worthless, representing a loss of the price paid for the option, plus transaction costs.

   The Fund may also purchase "put" and "call" options with respect to the S&P
500. Such options may be purchased as a hedge against changes resulting from market conditions in the values of securities which are held in the Fund's portfolio or which it intends to purchase or sell, or when they are economically appropriate for the reduction of risks inherent in the ongoing management of the Fund. The distinctive characteristics of options on stock indices create certain risks that are not present with stock options generally. Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether the Fund will realize a gain or loss on the purchase or sale of an option on an index depends upon movements in the level of stock prices in the stock market generally rather than movements in the price of a particular stock. Accordingly, successful use by the Fund of options on the S&P 500 would be subject to the Investment Adviser's ability to predict correctly movements in the direction of the stock market generally. This requires different skills and techniques than predicting changes in the price of individual stocks.

   Index prices may be distorted if trading of certain stocks included in the index is interrupted. Trading of index options also may be interrupted in certain circumstances, such as if trading were halted in a substantial number of stocks included in the index. If this occurred, the Fund would not be able to close out options which it had purchased, and if restrictions on exercise were imposed, the Fund might be unable to exercise an option it holds, which could result in substantial losses to the Fund. It is the Fund's policy to purchase put or call options only with respect to the S&P 500, which index it believes includes a sufficient number of stocks to minimize the likelihood of a trading halt in the index.


   Illiquid Securities. The Fund may not invest more than 10% of its total assets in repurchase agreements which have a maturity of longer than seven days or in other illiquid securities, including securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale. Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.



   Over time, a large institutional market has developed for certain securities that are not registered under the Securities Act, including repurchase agreements, commercial paper, foreign securities, municipal securities, convertible securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.



   Rule 144A under the Securities Act allows for an institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers.

   Restricted securities eligible for resale pursuant to Rule 144A under the Securities Act and privately placed commercial paper for which there is a readily available market are treated as liquid only when deemed liquid under procedures established by the Board of Directors. The Fund's investment in Rule 144A securities could have the effect of increasing illiquidity to the extent that qualified institutional buyers become, for a limited time, uninterested in purchasing Rule 144A securities. The Investment Adviser will monitor the liquidity of such restricted securities subject to the supervision of the Board of Directors. In reaching liquidity decisions, the Investment Adviser will consider, among others, the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the marketplace trades (for example, the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer). In addition, in order for commercial paper that is issued in reliance on Section 4(2) of the Securities Act to be considered liquid, (a) it must be rated in one of the two highest rating categories by at least two nationally recognized statistical rating organizations ("NRSRO"), or if only one NRSRO rates the securities, by that NRSRO, or, if unrated, be of comparable quality in the view of the Investment Adviser; and (b) it must not be "traded flat" (i.e., without accrued interest) or in default as to principal or interest. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period.



   Borrowing Policy. Although the Fund is authorized to borrow money from time to time in amounts of up to 30% of the value of its total assets at the time of such borrowings, the Board of Directors has adopted a policy that the Fund may borrow an amount equal to no more than 30% of the value of its total assets (calculated when the loan is made) only for temporary, extraordinary or emergency purposes or for the clearance of transactions. The Fund participates in an $800 million joint committed syndicated credit agreement with other Prudential mutual funds. The Fund may pledge up to 30% of its total assets to secure these borrowings. See "Investment Restrictions." This Board policy is not a fundamental policy of the Fund and the Board of Directors may change its current policy in the future, without shareholder approval, if it concludes that such a change would be in the best interests of the Fund and its shareholders. If the Fund's asset coverage for borrowings falls below 300%, the Fund will take prompt action (within 3 days) to reduce its borrowings. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, the Fund may be required to sell portfolio securities to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time.



   Lending of Securities. Consistent with applicable regulatory requirements, the Fund may lend its portfolio securities to brokers, dealers and financial institutions, provided that outstanding loans do not exceed in the aggregate 25% of the value of the Fund's total assets and that the loans are callable at any time by the Fund. As a matter of fundamental policy, the Fund will not lend more than 25% of the value of its total assets. Any such loans will be made only upon approval of, and subject to any conditions imposed by the Company's Board of Directors. The loans must at all times be secured by cash or other liquid assets or secured by an irrevocable letter of credit in favor of the Fund in an amount equal to at least 100%, determined daily, of the market value of the loaned securities. The collateral is segregated pursuant to applicable regulations. During the time portfolio securities are on loan, the borrower will pay the Fund an amount equivalent to any dividend or interest paid on such securities and the Fund may invest the cash collateral and earn additional income, or it may receive an agreed-upon amount of interest income from the borrower. The advantage of such loans is that the Fund continues to receive payments in lieu of the interest and dividends on the loaned securities, while at the same time earning interest either directly from the borrower or on the collateral, which will be invested in short-term obligations.



   A loan may be terminated by the borrower or by the Fund at any time. If the borrower fails to maintain the requisite amount of collateral, the loan automatically terminates and the Fund could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over collateral. As with any extensions of credit, there are risks of delay in recovery and in some cases loss of rights in the collateral should the borrower of the securities fail financially. However, these loans of portfolio securities will only be made to firms determined to be creditworthy pursuant to procedures approved by the Board of Directors of the Company. On termination of the loan, the borrower is required to return the securities to the Fund, and any gain or loss in the market price during the loan would inure to the Fund.


   Since voting or consent rights which accompany loaned securities pass to the borrower, the Fund will follow the policy of calling the loan, in whole or in part as may be appropriate, to permit the exercise of such rights if the matters involved would have a material effect on the Fund's investment in the securities which are the subject of the loan. The Fund will pay reasonable finders', administrative and custodial fees in connection with a loan of its securities or may share the interest earned on collateral with the borrower.

   Defensive Strategy and Short-Term Investments. The Fund may invest in short-term investments during periods when, in the opinion of the Investment Adviser, attractive equity investments are temporarily unavailable or other circumstances or market conditions warrant such investments. Under normal circumstances no more than 10% of the Fund's total assets will be retained in cash and equivalents. Such investments may include U.S. Treasury Bills or other U.S. Government or Government agency obligations; certificates of deposit of the 50 largest commercial banks in the United States, measured by total assets as shown by their most recent annual financial statements; commercial paper rated A-1 or A-2 by Standard & Poor's Corporation or P-1 or P-2 by Moody's Investors Service or, if not rated, issued by companies having an outstanding debt issue rated AA or better by Standard & Poor's or Aa or better by Moody's; shares of money market mutual funds; or repurchase agreements with respect to such securities. To the extent that the Fund is or becomes a shareholder in a money market mutual fund, the Fund will bear its ratable share of such fund's expenses, including management fees, and will remain subject to payment of the management fee to the Manager with respect to the Fund's assets so invested.


   Portfolio Turnover. The Investment Adviser's growth equity management approach results in substantial portfolio turnover, as the Investment Adviser sells portfolio securities when it believes the reasons for their initial purchase are no longer valid. The Fund's portfolio turnover rates for the fiscal years ended December 31, 2002 and December 31, 2001 were 167% and 149%, respectively. Although it is not possible to predict future portfolio turnover rates accurately, and such rates may vary greatly from year to year, the Fund anticipates that its annual portfolio turnover rate will not exceed 200%. Portfolio turnover rate is calculated by dividing the lesser of the Fund's annual sales or purchases of portfolio securities by the monthly average value of securities in the portfolio during the year, excluding portfolio securities the maturities of which at the time of acquisition were one year or less. See "Brokerage Allocation and Other Practices" and "Dividends, Distributions and Taxes."


   Portfolio turnover will not otherwise be a limiting factor in making investment decisions, and the Fund's investment policies may result in portfolio turnover substantially greater than that of other investment companies. A high rate of portfolio turnover involves correspondingly greater brokerage commission expense than a lower rate, which expense must be borne by the Fund and its shareholders. High portfolio turnover may also result in the realization of substantial net short-term capital gains, and any distributions resulting from such gains will be ordinary income for federal income tax purposes.

                            INVESTMENT RESTRICTIONS

   The following restrictions are fundamental policies. Fundamental policies are those which cannot be changed without the approval of the holders of a majority of the Fund's outstanding voting securities. A "majority of the Fund's outstanding voting securities," when used in this Statement of Additional Information, means the lesser of (1) 67% of the voting shares represented at a meeting at which more than 50% of the outstanding voting shares are present in person or represented by proxy or (2) more than 50% of the outstanding voting shares. All percentage limitations set forth below apply immediately after a purchase or initial investment, and any subsequent change in any applicable percentage resulting from market fluctuations will not require elimination of any security from the Fund's portfolio.

   1. The Fund may not invest in securities of any one issuer if more than 5% of the market value of its total assets would be invested in the securities of such issuer. However, up to 25% of the Fund's total assets may be invested without regard to this limitation. In addition, this restriction does not apply to investments in securities of the U.S. Government and its agencies.

   2. The Fund may not purchase more than 10% of the outstanding voting securities, or of any class of securities, of any one issuer, or purchase the securities of any issuer for the purpose of exercising control.

   3. The Fund may not invest 25% or more of the market value of its total assets in the securities of issuers in any one particular industry. This restriction does not apply to investments in securities of the U.S. Government or its agencies.

   4. The Fund may not purchase or sell real estate. However, the Fund may invest in securities secured by, or issued by companies that invest in, real estate or interests in real estate.

   5. The Fund may not write put or call options or purchase any securities on margin, except that the Fund may obtain short-term credit necessary for the clearance of purchases and sales of portfolio securities.

   6. The Fund may not make loans of money, except that the Fund may purchase publicly distributed debt instruments and certificates of deposit and enter into repurchase agreements. The Fund reserves the authority to make loans of its portfolio securities in an aggregate amount not exceeding 25% of the value of its total assets. Any such loans will be made only upon approval of, and subject to any conditions imposed by, the Company's Board of Directors.

   7. The Fund may borrow money on a secured or unsecured basis for any purpose (including short-term credit referred to in restriction 5 above) in amounts not exceeding 30% of the value of its total assets at the time of the borrowing, provided that, pursuant to the Investment Company Act, borrowings will only be made from banks and will be made only to the extent that the value of the Fund's total assets, less its liabilities other than borrowings, is equal to at least 300% of all borrowings (including the proposed borrowing). If such asset coverage of 300% is not maintained, the Fund will take prompt action to reduce its borrowings as required by applicable law.

   8. The Fund may not pledge or in any way transfer as security for indebtedness any securities owned or held by it, except to secure indebtedness permitted by restriction 7 above.

   9. The Fund may not underwrite securities of other issuers, except insofar as it may be deemed an underwriter under the Securities Act in selling portfolio securities.

   10. The Fund may not invest more than 10% of the value of its total assets in securities that at the time of purchase have legal or contractual restrictions on resale, or more than 20% of the value of its total assets in securities of foreign issuers and American Depository Receipts.

   11. The Fund may not purchase or sell commodities or commodity contracts, including options contracts and options on futures contracts. For purposes of this investment restriction, futures contracts are deemed to be commodity contracts.

   12. The Fund may not issue any securities senior to its Common Stock, except that the Fund may borrow money as permitted by restriction 7 above.

   As a matter of policy, the Board of Directors has determined that the Fund's Investment Adviser will not be authorized to (i) make loans of its portfolio securities in excess of 10% of the value of its total assets, (ii) make short sales or maintain a short position if to do so would create liabilities or require collateral deposits and segregation of assets arising in connection with short sales aggregating more than 25% of the Fund's total assets, taken at market value, (iii) invest in listed covered call options in excess of 5% of the market value of the Fund's assets as of the date of investment, or invest in listed covered put options in excess of 5% of the market value of the Fund's assets as of the date of investment, or (iv) borrow money for any purpose. These are not fundamental policies of the Fund and the Company's Board of Directors reserves the right to change any such determination in the future, without shareholder approval, if it concludes that such a change would be in the best interests of the Fund and its shareholders.

                            MANAGEMENT OF THE FUND


   Information pertaining to the Directors of the Company is set forth below. Directors who are not deemed to be "interested persons" of the Company as defined in the Investment Company Act of 1940, as amended (the "1940 Act") are referred to as "Independent Directors." Directors who are deemed to be "interested persons" of the Company are referred to as "Interested Directors." "Fund Complex" consists of the Fund and any other investment companies managed by Prudential Investments LLC ("PI").


                             Independent Directors


                                                                                                           Number of
                                                                                                         Portfolios in
                                          Term of Office***                                              Fund Complex
Name, Address**                Position     and Length of              Principal Occupations              Overseen by
and Age                      With Company    Time Served                During Past 5 Years                Director
---------------              ------------ -----------------            ---------------------             -------------
Dann V. Angeloff (67)          Director      Since 1987     President, The Angeloff Company                    1
                                                            (corporate financial advisers) (since 1976);
                                                            Trustee (1979-1987) and University
                                                            Counselor to the President (since 1987),
                                                            University of Southern California.
Fred C. Applegate (57)         Director      Since 1987     Private Investor. Formerly President,              1
                                                            Nicholas-Applegate Capital Management
                                                            (August 1984-December 1991). Trustee,
                                                            Miami University (since 2000); Board of
                                                            Governors, The San Diego Foundation
                                                            (since 1998); Vice Chair of Investment
                                                            Committee, The San Diego Foundation
                                                            (since 1997).

Theodore J. Coburn (49)        Director      Since 1987     Senior Vice President, NASDAQ Stock                1
                                                            Market (since 2002); Partner, Coburn &
                                                            Co. (investment banking firm) (since
                                                            1991); formerly Managing Director of
                                                            Global Equity Transactions Group and
                                                            Member of Board of Directors, Prudential
                                                            Securities Incorporated (Prudential
                                                            Securities) (registered broker-dealer)
                                                            (September 1986-June 1991) .

Randolph W. Westerfield (61)   Director      Since 2002     Dean of Marshall School of Business,               1
                                                            University of Southern California (1993-
                                                            present).










                                 Other Directorships
Name, Address**                      Held by the
and Age                             Director****
---------------                  -------------------
Dann V. Angeloff (67)        Director, Soft Brands Inc.
                             (since 2002) (technology).
                             Public Storage, Inc. (since
                             1980) (real estate
                             investment trust).
Fred C. Applegate (57)








Theodore J. Coburn (49)      Trustee, PIMCO Funds:
                             Multi-Manager Series.








Randolph W. Westerfield (61) Member of Board of
                             Directors of Health
                             Management Associates
                             (NYSE:HMA) (2000-
                             present); Member of Board
                             of Directors of Williams
                             Lyons Homes Inc.
                             (NYSE:WLS) (2000-
                             present).

                             Interested Directors


                                                                                                          Number of
                                                                                                        Portfolios in
                                          Term of Office***                                             Fund Complex
Name, Address**              Position       and Length of              Principal Occupations             Overseen by
and Age                    With Company      Time Served                During Past 5 Years               Director
---------------            ------------   -----------------            ---------------------            -------------
Robert F. Gunia (56)*     Vice President     Since 1992     Executive Vice President and Chief               116
                          and Director                      Administrative Officer (since June 1999) of
                                                            Prudential Investments LLC (PI); Executive
                                                            Vice President and Treasurer (since
                                                            January 1996) of PI; President (since April
                                                            1999) of Prudential Investment
                                                            Management Services LLC (PIMS);
                                                            Corporate Vice President (since September
                                                            1997) of The Prudential Insurance
                                                            Company of America (Prudential);
                                                            formerly Senior Vice President (March
                                                            1987-May 1999) of Prudential Securities;
                                                            formerly Chief Administrative Officer (July
                                                            1989-September 1996), Director (January
                                                            1989-September 1996) and Executive Vice
                                                            President, Treasurer and Chief Financial
                                                            Officer (June 1987-December 1996) of
                                                            Prudential Mutual Fund Management, Inc.

Arthur B. Laffer (62)+    Director           Since 1987     Chairman, Laffer Associates (economic              1
                                                            consulting) (since 1979); Chairman, Laffer
                                                            Advisors Incorporated (registered broker-
                                                            dealer) (since 1981); Chairman, Laffer
                                                            Investments (asset management) (since
                                                            2000); Member, Congressional Policy
                                                            Advisory Board, since 1998; Distinguished
                                                            University Professor and Director,
                                                            Pepperdine University (September 1985-
                                                            May 1988); Professor of Business
                                                            Economics, University of Southern
                                                            California (1976-1984); Associate
                                                            Professor of Business Economics,
                                                            University of Chicago (1967-1976).







E. Blake Moore, Jr. (44)* Director,          Since 2002     General Counsel and Secretary, Nicholas-           1
                          Chairman,                         Applegate Capital Management LLC,
                          Chief Executive                   Nicholas-Applegate Securities LLC,
                          Officer and                       Nicholas-Applegate Holdings LLC and
                          President                         Nicholas-Applegate Securities International
                                                            LLC.





                              Other Directorships
Name, Address**                   Held by the
and Age                          Director****
---------------               -------------------
Robert F. Gunia (56)*     Vice President and Director
                          (since May 1989) and
                          Treasurer (since 1999) of
                          The Asia Pacific Fund, Inc.















Arthur B. Laffer (62)+    Director, Petco Animal
                          Supplies, Inc.
                          (NASDAQ:PETC), since
                          2002; Director, Oxigene
                          Inc. (NASDAQ:OXGN),
                          biopharmaceutical
                          company, (since 1998);
                          Director, MasTec, Inc.
                          (construction) (since
                          1994); Director, Neff
                          Corporation (equipment
                          rental) (1999-2002);
                          Director, Vivendi
                          Environmental Corporation
                          (successor to U.S. Filter
                          Corporation) (water
                          purification) (since 1991);
                          Director, Pacificare Health
                          Systems (HMO) (2001-
                          2002).

E. Blake Moore, Jr. (44)* Director, Nicholas-
                          Applegate Southeast Asia
                          Fund (since 2000);
                          Director, Chairman and
                          President of Nicholas-
                          Applegate Institutional
                          Funds (since 2002).

   Information pertaining to the officers of the Company who are not also Directors is set forth below.


                                   Officers


                                   Term of Office***
Name, Address**        Position      and Length of               Principal Occupations
and Age              With Company     Time Served                 During Past 5 Years
---------------      ------------  -----------------             ---------------------
Grace C. Torres (43) Treasurer and Since 1995        Senior Vice President (since January 2000) of
                     Principal                       PI; formerly First Vice President (December
                     Financial and                   1996-January 2000) of PI and First Vice
                     Accounting                      President (March 1993-1999) of Prudential
                     Officer                         Securities.

Deborah A. Docs (45) Secretary     Since 1998;       Vice President and Corporate Counsel (since
                                   Assistant         January 2001) of Prudential; Vice President
                                   Secretary (1991-  and Assistant Secretary (since December 1996)
                                   1998)             of PI.

----------

* "Interested" Director, as defined in the 1940 Act, by reason of affiliation with the Manager (Prudential Investments LLC), the Investment Adviser (Nicholas-Applegate Capital Management LLC), or the Distributor (Prudential Investment Management Services LLC).


** The address of the Directors and officers is c/o: Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102.


*** There is no set term of office for Directors and officers. The Independent Directors have adopted a retirement policy, which calls for the retirement of Directors on December 31 of the year in which they reach the age of 75. The table shows the number of years for which they have served as Director or officer.

**** This column includes only directorships of companies required to register or file reports with the SEC under the Securities Exchange Act of 1934 (i.e., "public companies") or other investment companies registered under the 1940 Act.

+ Mr. Laffer is considered to be an "interested person" of the Fund because Laffer Associates or its affiliates received material compensation from the Investment Adviser for consulting services provided from time to time to the Investment Adviser. Mr. Laffer is treated as an Interested Director for purposes of voting and Board composition, however he is compensated by the Fund as if an Independent Director.



   The Company has Directors who, in addition to overseeing the actions of the Fund's Manager, Investment Adviser and Distributor, decide upon matters of general policy in accordance with Maryland law and the 1940 Act. In addition to their functions set forth under "Investment Advisory and Other Services--Manager and Investment Adviser" and "Investment Advisory and Other Services--Principal Underwriter, Distributor and Rule 12b-1 Plans," the Directors also review the actions of the Company's officers, who conduct and supervise the daily business operations of the Fund.



   Directors and officers of the Company are also trustees, directors and officers of some or all of the other investment companies advised by the Fund's Manager and distributed by PIMS.



   Pursuant to the Management Agreement for the Fund, the Manager pays all compensation of officers of the Company as well as the fees and expenses of all Interested Directors of the Fund who are employees of the Manager. The Investment Adviser pays the compensation and expenses of Interested Directors who are employees of the Investment Adviser.


                           Standing Board Committees


   The Board of Directors has established three standing committees in connection with the governance of the Fund--Audit, Contract and Nominating.



   The Audit Committee consists of Messrs. Angeloff, Coburn and Westerfield. The responsibilities of the Audit Committee are to assist the Board of Directors in overseeing the Fund's independent auditors, accounting policies and procedures, and other areas relating to the Fund's auditing processes. The scope of the Audit Committee's responsibilities is oversight. It is management's responsibility to maintain appropriate systems for accounting and internal control and the independent public accountants' responsibility to plan and carry out a proper audit. The Audit Committee met two times during the fiscal year ended December 31, 2002.

   The Contract Committee consists of Messrs. Applegate, Coburn and Westerfield. The responsibilities of this Committee are to request and review such information as it believes is reasonably necessary to evaluate the terms of the investment advisory, subadvisory and distribution agreements, as well as the plans of distribution and the transfer agency agreement. The Contract Committee meets each year prior to the Board meeting at which these contracts are proposed to be renewed. The Committee is assisted by independent legal counsel in its deliberations. The Committee met once during the fiscal year ended December 31, 2002.



   The Nominating Committee consists of Messrs. Applegate, Angeloff and Coburn. This committee interviews and recommends to the Board persons to be nominated for election as Directors by the Fund's shareholders and selects and proposes nominees for election by the Board between annual meetings. This Committee does not normally consider candidates proposed by shareholders for election as Directors. The Nominating Committee also reviews the independence of Directors currently serving on the Board and recommends to the Board Independent Directors to be selected for membership on Board Committees. The Nominating Committee reviews each Director's investment in the Fund, matters relating to compensation and expenses and compliance with the Fund's retirement policy. The Nominating Committee met one time during the fiscal year ended December 31, 2002.



                                 Compensation



   The Fund pays each of its Independent Directors annual compensation of $10,000 and $1,000 per Board meeting attended in addition to certain out-of-pocket expenses. Directors who serve on the Committees may receive additional compensation. The Chairman of the Audit Committee receives an additional $1,500 and each member of the Audit Committee receives an additional $1,000 per meeting attended.



   The Company has no retirement or pension plan for its Directors.



   The following table sets forth the aggregate compensation paid by the Fund for the fiscal year ended December 31, 2002 to the Independent Directors. The table also shows aggregate compensation paid to those Directors for service on the Company's Board and the Board of any other investment company in the Fund Complex for the calendar year ended December 31, 2002.


                              Compensation Table


                                                                        Total 2002
                                                                       Compensation
                                                                        From Fund
                                                           Aggregate     and Fund
                                                          Compensation Complex Paid
Name and Position                                          From Fund   to Directors
-----------------                                         ------------ ------------
Dann V. Angeloff, Director...............................   $17,000      $17,000
Fred C. Applegate, Director..............................   $16,000      $16,000
Theodore J. Coburn, Director.............................   $17,000      $17,000
Arthur B. Laffer, Director...............................   $14,000      $14,000
E. Blake Moore, Jr., Director, Chairman and President (2)      None         None
Arthur E. Nicholas, Director, Chairman and President (1).      None         None
Charles E. Young, Director (3)...........................   $ 5,176      $ 5,176
Randolph W. Westerfield, Director (4)....................   $10,833      $10,833


----------

(1) Mr. Nicholas resigned from this position on April 1, 2002.


(2) Mr. Moore was elected to this position on May 17, 2002.


(3) Mr. Young resigned from this position on May 17, 2002.


(4) Mr. Westerfield was elected to this position on May 17, 2002.

   The following table sets forth the dollar range of equity securities in the Fund beneficially owned by a Director and on an aggregate basis in all registered investment companies overseen by a Director in the Fund Complex as of December 31, 2002.


                        Director Share Ownership Table

                             Independent Directors


                                                     Aggregate Dollar Range of
                                                    Securities in All Registered
                                   Dollar Range of      Investment Companies
                                  Securities in the   Overseen By Director in
Name of Director                        Fund              the Fund Complex
----------------                  ----------------- ----------------------------
Dann V. Angeloff, Director.......  $10,001-$50,000        $10,001-$50,000
Fred C. Applegate, Director......    over $100,000         over  $100,000
Theodore J. Coburn, Director.....  $10,001-$50,000        $10,001-$50,000
Randolph W. Westerfield, Director               --                     --


                             Interested Directors


                                              Aggregate Dollar Range of
                                             Securities in All Registered
                            Dollar Range of      Investment Companies
                           Securities in the   Overseen By Director in
       Name of Director          Fund              the Fund Complex
       ----------------    ----------------- ----------------------------
       Robert F. Gunia....    $1-$10,000            over $100,000
       Arthur B. Laffer...            --                       --
       E. Blake Moore, Jr.    $1-$10,000               $1-$10,000





   The following table sets forth information regarding each class of securities owned beneficially or of record by each Independent Director, and his/her immediate family members, of an investment adviser or principal underwriter of the Fund or a person (other than a registered investment company) directly or indirectly "controlling", "controlled by", or "under common control with" (within the meaning of the 1940 Act) an investment adviser or principal underwriter of the Fund as of December 31, 2002.



                           Name of Owners and                            Value of  Percent of
Name of Director        Relationship to Director Company Title of Class Securities   Class
----------------        ------------------------ ------- -------------- ---------- ----------
Dann V. Angeloff.......            --              --          --           --         --
Fred C. Applegate......            --              --          --           --         --
Theodore J. Coburn.....            --              --          --           --         --
Randolph W. Westerfield            --              --          --           --         --


              CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES


   As of February 7, 2003, the Directors and officers of the Company, as a group, owned less than 1% of the outstanding common stock of the Fund.



   As of February 7, 2003, each of the following entities owned more than 5% of the outstanding shares of each of the classes indicated: Prudential Retirement Services, as nominee for TTEE PI#004245, Argonne National Laboratory, PO Box 5310, Scranton, PA 18505, which held 86,080 Class Z shares of the Fund (approximately 13.4% of the outstanding Class Z shares); and Prudential Retirement Services, Administrator for Plan 4845, Diesel Technology Company 401K, PO Box 15040, New Brunswick, NJ 08906, which held 185,256 Class Z shares of the Fund (approximately 28.8% of the outstanding Class Z shares).



   As of February 7, 2003, Prudential Securities was the record holder for other beneficial owners of 8,905,859 Class A shares (or 54.1% of the outstanding Class A shares), 3,147,726 Class B shares (or 43.1% of the outstanding Class B shares), 419,070 Class C shares (or 36.0% of the outstanding Class C shares) and 639,145 Class Z shares (or 99.3% of the outstanding Class Z shares) of the Fund. In the event of any meetings of shareholders, Prudential Securities will forward or cause the forwarding of, proxy materials to the beneficial owners for which it is record holder.


                    INVESTMENT ADVISORY AND OTHER SERVICES

Manager and Investment Adviser


   The Manager of the Fund is Prudential Investments ("PI" or the "Manager"), Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102. PI serves as manager to all of the other investment companies that, together with the Fund, comprise the Prudential mutual funds. See "How the Fund is Managed--Manager" in the Prospectus. As of December 31, 2002, PI served as the investment manager to all of the Prudential U.S. and offshore open end investment companies, and as administrator to closed-end investment companies, with aggregate assets of approximately $86.1 billion.



   PI is a wholly-owned subsidiary of PIFM Holdco, Inc., which is a wholly-owned subsidiary of Prudential Asset Management Holding Company, which is a wholly-owned subsidiary of Prudential. Prudential Mutual Fund Services LLC ("PMFS" or the "Transfer Agent"), an affiliate of PI, serves as the transfer agent and dividend distribution agent for the Prudential mutual funds and, in addition, provides customer service, recordkeeping and management and administration services to qualified plans.



   Pursuant to the Management Agreement with the Company (the "Management Agreement"), PI, subject to the supervision of the Company's Board of Directors and in conformity with the stated policies of the Fund, manages both the investment operations of the Fund and the composition of the Fund's portfolio, including the purchase, retention, disposition and loan of securities and other assets. In this regard, PI provides supervision of the Fund's investments, furnishes a continuous investment program for the Fund's portfolio and places purchase and sale orders for portfolio securities of the Fund and other investments. Nicholas-Applegate Capital Management, the Investment Adviser (the "Subadviser") provides the foregoing services to PI pursuant to the terms of the Subadvisory Agreement among PI, the Subadviser and the Company (the "Subadvisory Agreement"). PI also administers the Fund's corporate affairs, and, in connection therewith, furnishes the Fund with office facilities together with those ordinary clerical and bookkeeping services which are not furnished by State Street, the Fund's custodian (the "Custodian") and PMFS. The management services of PI to the Fund are not exclusive under the terms of the Management Agreement and PI is free to, and does, render management services to others.



   For its services, PI receives, pursuant to the Management Agreement, a fee at an annual rate equal to .95 of 1% of the average daily net assets of the Fund. PI pays the fees of the Subadviser (at an annual rate of .75 of 1%) from this management fee.



   In connection with its management of the corporate affairs of the Fund, PI bears the following expenses: (a) the salaries and expenses of personnel of the Fund and the Manager except the fees and expenses of Directors who are not affiliated persons of the Manager or the Subadviser; (b) all expenses incurred by the Manager or by the Fund in connection with managing the ordinary course of the Fund's business, other than those assumed by the Fund, as described below; and (c) the costs and expenses payable to the Subadviser pursuant to the Subadvisory Agreement.



   Under the terms of the Management Agreement, the Fund is responsible for the payment of the following expenses, including: (a) the fee payable to the Manager, (b) the fees and expenses of Directors who are not affiliated persons of the

Manager or the Subadviser, (c) the fees and certain expenses of the Fund's custodian and transfer and dividend disbursing agent, including the cost of providing records to the Manager in connection with its obligation of maintaining required records of the Fund and of pricing the Fund's shares,
(d) the charges and expenses of the Fund's legal counsel and independent accountants, (e) brokerage commissions and any issue or transfer taxes chargeable to the Fund in connection with its securities transactions, (f) all taxes and corporate fees payable by the Fund to governmental agencies, (g) the fees of any trade association of which the Fund may be a member, (h) the cost of stock certificates representing shares of the Fund, (i) the cost of fidelity and directors and officers and errors and omissions insurance, (j) the fees and expenses involved in registering and maintaining registration of the Fund and of its shares with the Commission and registering the Fund as a broker or dealer and qualifying its shares under state securities laws, including the preparation and printing of the Fund's registration statement, and prospectuses and statements of additional information for filing under federal and state securities laws for such purposes, (k) allocable communications expenses with respect to investor services and all expenses of shareholders' and Directors' meetings and of preparing, printing and mailing reports to shareholders, (l) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund's business and (m) distribution and service fees.



   The Management Agreement provides that PI will not be liable for any error of judgment or for any loss suffered by the Fund in connection with the matters to which the Management Agreement relates, except a loss resulting from willful misfeasance, bad faith, gross negligence or reckless disregard of its duties. The Management Agreement provides that it shall terminate automatically if assigned (as defined in the 1940 Act), and that it may be terminated without penalty by either the Manager or the Fund by the Board of Directors or vote of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act) upon not more than 60 days' nor less than 30 days' written notice. The Management Agreement will continue in effect for a period of more than two years from the date of execution only so long as such continuance is specifically approved at least annually in conformity with the 1940 Act.



   For the fiscal years ended December 31, 2002, 2001 and 2000, PI received net management fees (after payment of the Subadviser's fees) of $462,396, $815,844 and $1,561,847.



Subadviser



   The Fund's Subadviser is Nicholas-Applegate Capital Management, a Delaware limited liability company, with offices at 600 West Broadway, San Diego, California 92101. The Subadviser was organized in August 1984 to manage discretionary accounts investing primarily in publicly traded equity securities and securities convertible into or exercisable for publicly traded equity securities, with the goal of capital appreciation. The Subadviser is a wholly owned subsidiary of Allianz of America, Inc. ("AZOA"). Allianz AG, the parent of AZOA, is a publicly traded German Aktiengesellschaft (a German publicly traded company), which together with its subsidiaries comprises one of the world's largest insurance groups (the "Allianz Group"). Allianz Group currently has assets under management of approximately 1 trillion euros.



   The Subadviser currently has approximately 400 employees including 30 portfolio managers.



   Under the terms of the Subadvisory Agreement with the Company and PI, the Manager retains the Subadviser to manage the Fund's investment portfolio, subject to the direction of the Company's Board of Directors and the Manager. The Subadviser is authorized to determine which securities are to be bought or sold by the Fund and in what amounts. In addition to providing Subadviser investment advisory services, the Subadviser compensates all Directors and officers of the Company who are employees of the Subadviser.



   The Subadvisory Agreement provides that the Subadviser will not be liable for any error of judgment or for any loss suffered by the Fund or the Manager in connection with the matters to which the Subadvisory Agreement relates, except for liability resulting from willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its duties and obligations or a breach of its fiduciary duty under the Subadvisory Agreement. The Fund has agreed to indemnify the Subadviser against liabilities, costs and expenses that the Subadviser may incur in connection with any action, suit, investigation or other proceeding arising out of or otherwise based on any action actually or allegedly taken or omitted to be taken by the Subadviser in connection with the performance of its duties or obligations under the

Subadvisory Agreement or otherwise as an investment adviser of the Fund. The Subadviser is not entitled to indemnification with respect to any liability to the Fund or its shareholders by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties, or of its reckless disregard of its duties and obligations or of a breach of its fiduciary duty under the Subadvisory Agreement.



   The Subadvisory Agreement further provides that the Fund may use "Nicholas-Applegate" as part of its name so long as the Subadvisory Agreement is in effect. Because the name "Nicholas-Applegate" is a property right of the Subadviser, the Subadviser, as well as Mr. Nicholas and Mr. Applegate, may, upon the termination of the Subadvisory Agreement, require the Fund to refrain from using the name "Nicholas-Applegate" in any form.



   The Manager pays to the Subadviser, as compensation for the services provided by the Subadviser under the Subadvisory Agreement, a fee at an annual rate equal to .75 of 1% of the average daily net assets of the Fund.



   During the years ended December 31, 2000, 2001 and 2002, the Manager paid the Subadviser aggregate advisory fees of $5,875,521, $3,069,131 and $1,739,487, respectively, pursuant to the terms of the Subadvisory Agreement (or the prior Subadvisory Agreement, which provided for a subadvisory fee at the same rate as the Subadvisory Agreement).



   The Subadvisory Agreement provides that it will terminate in the event of its assignment (as defined in the 1940 Act) or upon the termination of the Management Agreement. The Subadvisory Agreement may be terminated by the Company (by the Board of Directors or vote of a majority of the outstanding voting securities of the Fund, as defined in the 1940 Act), PI or the Subadviser upon not more than 60 days' nor less than 30 days' written notice, without payment of any penalty. The Subadvisory Agreement provides that it will continue in effect for a period of more than two years from its execution only so long as such continuance is specifically approved at least annually in conformity with the 1940 Act.



   The Subadviser and its affiliated companies have adopted a personal investment policy consistent with Investment Company Institute guidelines. This policy includes, among other things, a ban on acquisitions of securities in an initial public offering; restrictions on acquisitions of securities in private placements; investment pre-clearance and reporting requirements; review of duplicate confirmation statements; annual recertification of compliance with a code of ethics; disclosure of personal holdings by certain personnel; blackout periods on personal investing for certain personnel; prohibition of short-term trading profits for investment personnel; limitations on service as a director of publicly traded companies; and disclosure of personal securities transactions.


(b) Matters Considered by the Board

  The Management Agreement


   The Management Agreement was last approved by the Board of Directors, including a majority of the Independent Directors, on May 17, 2002 at a meeting called for that purpose. In approving the Management Agreement, the Board considered, among other factors, the nature and quality of the services provided under the Agreement and the overall fairness of the Agreement to the Fund. The Board requested and evaluated reports from the Manager that addressed specific factors designed to inform the Board's consideration of these and other issues.



   With respect to the nature and quality of the services provided by the Manager, the Board reviewed the functions performed by the Manager and the personnel providing such services, and considered the quality of the services provided. Specifically, the Board noted that the Fund had been in compliance with regulatory requirements and that the accounting and business affairs were well handled. The Board reviewed a report prepared by an unaffiliated organization containing a variety of analyses of total returns, expense ratios and other financial measures of the Fund compared to a peer group of funds pursuing broadly similar strategies, over relevant past periods, as well as a review of Fund performance in comparison to relevant market indices and a peer group of funds. The Board noted that management of the portfolio was performed by the Subadviser and that the Manager provided primarily administrative services.

   With respect to the overall fairness of the Management Agreement, the Board primarily considered the fee structure of the Agreement and the profitability of the Manager and its affiliates from their association with the Fund. The Board reviewed information from an independent data service about the rates of compensation paid to investment advisers, and overall expense ratios, for funds comparable in size, character and investment strategy to the Fund. The Board also reviewed information regarding the fees and expenses of other funds affiliated with the Manager. In concluding that the direct and indirect benefits accruing to the Manager and its affiliates by virtue of their relationship to the Fund were reasonable in comparison with the costs of the provision of investment advisory services, the fees charged to the Fund and the benefits accruing to the Fund, the Board reviewed specific data as to the Manager's profit on the Fund for the recent period and carefully examined its cost allocation methodology. With respect to profitability, the Manager discussed with the Board the allocation methodologies for intercompany revenues and expenses (not including the costs of distributing shares or providing shareholder services) in order to approximate its profits from the management fees. The Board understood that the Manager does not use this profitability analysis in the management of its business other than in connection with the approval or continuation of management and advisory agreements, at least in part because it excludes significant costs and includes certain revenues that judicial interpretations have required in the context of Board approval of mutual fund advisory agreements. These matters were also considered at the meeting on May 13, 2002 of the Contract Committee, which at the time was composed of Messrs. Applegate and Coburn, each of whom is an Independent Director, who recommended renewal of the Management Agreement.


  The Subadvisory Agreement


   The Subadvisory Agreement was last approved by the Board of Directors, including a majority of the Independent Directors, on May 17, 2002, at a meeting called for that purpose. At their meeting, the Board of Directors considered whether the terms of the Subadvisory Agreement were fair and reasonable and whether approval of the Agreement was in the best interests of the Fund and its shareholders.





   In evaluating the Subadvisory Agreement, the Directors reviewed materials furnished by the Subadviser and by an unaffiliated organization containing a variety of analyses of total returns and expense ratios of the Fund compared to a peer group of funds selected by the unaffiliated organization, and other relevant data. The Board took note of the fact that the Fund's investment performance and expenses both fell within the fourth quarter, and it considered market conditions for mid-cap stocks during 2001; the performance of the Fund as compared to other mid-cap portfolios advised by the Subadviser; the personnel of the Subadviser who were and would be involved in the portfolio review and investment process; the effect of the Fund's expenses on investment performance; the relatively high volatility of the Subadviser's style of management and the exacerbating effect of that style during periods of bad market conditions; and the Subadviser's profitability.



   With regard to investment performance, the Board concluded that the Subadviser had adhered to its investment style, but the style then was out of favor, and concluded that Fund investors want this style of investment. The Board noted its confidence in the investment personnel and processes used, particularly given recent enhancements in processes and personnel resources. With regard to Fund expenses, the Board concluded that the Fund was sold on the basis of having a higher than average expense ratio given its investment style, and that fees should not be reduced at this time because performance results could be attributed to an out-of-favor investment style. The Board also concluded that profitability levels of the Subadviser were not unreasonable. All of these matters were considered at the Contract Committee's meeting held on May 13, 2002, and the Committee recommended renewal of the Subadvisory Agreement.


Principal Underwriter, Distributor and Rule 12b-1 Plans


   Prudential Investment Management Services LLC ("PIMS" or the "Distributor"), Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102, acts as the distributor of the shares of the Fund. PIMS is a subsidiary of Prudential.



   Pursuant to separate Distribution and Service Plans (the "Class A Plan", the "Class B Plan" and the "Class C Plan", collectively the "Plans") adopted pursuant to Rule 12b-1 under the 1940 Act and a distribution agreement (the "Distribution Agreement"), the Distributor incurs the expenses of distributing the Fund's Class A, Class B and Class C shares. The

Distributor also incurs the expenses of distributing the Fund's Class Z shares under the Distribution Agreement, none of which are reimbursed by or paid for by the Fund. See "How the Fund is Managed--Distributor" in the Prospectus.

   The expenses incurred under the Plans include commissions and account servicing fees paid to, or on account of, brokers or financial institutions which have entered into agreements with the Distributor, advertising expenses, the cost of printing and mailing prospectuses to potential investors and indirect and overhead costs of the Distributor associated with the sale of Fund shares, including lease, utility, communications and sales promotion expenses. The distribution and/or service fees may also be used by the Distributor to compensate on a continuing basis brokers in consideration for the distribution, marketing, administrative and other services and activities provided by brokers with respect to the promotion of the sale of the Fund's shares and the maintenance of related shareholder accounts.

   Under the Plans, the Fund is obligated to pay distribution and/or service fees to the Distributor as compensation for its distribution and service activities, not as reimbursement for specific expenses incurred. If the Distributor's expenses exceed its distribution and service fees, the Fund will not be obligated to pay any additional expenses. If the Distributor's expenses are less than such distribution and service fees, it will retain its full fees and realize a profit.


   The distribution and/or service fees may also be used by the Distributor to compensate on a continuing basis dealers in consideration for the distribution, marketing, administrative and other services and activities provided by dealers with respect to the promotion of the sale of the Fund's shares and the maintenance of related shareholder accounts.



   Class A Plan. Under the Class A Plan, the Fund may pay the Distributor for its distribution-related activities with respect to Class A shares at an annual rate of up to .30 of 1% of the average daily net assets of the Class A shares. The Class A Plan provides that (1) up to .25 of 1% of the average daily net assets of the Class A shares may be used to pay for personal service and/or the maintenance of shareholder accounts (service fee) and (2) total distribution fees (including the service fee of .25 of 1%) may not exceed .30 of 1%. The Distributor has contractually agreed to limit its distribution-related fees payable under the Class A Plan to .25 of 1% of the average daily net assets of the Class A shares for the fiscal year ending December 31, 2003 and contractually limited its distribution-related fees for the fiscal year ended December 31, 2002 to .25 of 1% of the average daily net assets of the Class A shares.



   For the fiscal year ended December 31, 2002, the Distributor received payments of approximately $315,600 under the Class A Plan and spent approximately $361,000 in distributing the Fund's shares. This amount was primarily expended for payments of account servicing fees to financial advisers and other persons who sell Class A shares. For the fiscal year ended December 31, 2002, the Distributor received approximately $48,000 in initial sales charges in connection with the sale of Class A shares.



   Class B and Class C Plans. Under the Class B and Class C Plans, the Fund pays the Distributor for its distribution-related activities with respect to Class B and Class C shares at an annual rate of up to 1% of the average daily net assets of each of the Class B and Class C shares. The Class B Plan provides that (1) up to .25 of 1% of the average daily net assets of the Class B shares may be paid as a service fee and (2) up to .75 of 1% (not including the service fee) of the average daily net assets of the Class B shares (asset-based sales charge) may be paid for distribution-related expenses with respect to the Class B shares. The Class C Plan provides that (1) up to .25 of 1% of the average daily net assets of the Class C shares may be paid as a service fee for providing personal service and/or maintaining shareholder accounts and (2) up to .75 of 1% of the average daily net assets of the Class C shares may be paid for distribution-related expenses with respect to Class C shares. The service fee (.25 of 1% of average daily net assets) is used to pay for personal service and/or the maintenance of shareholder accounts. The Distributor also receives contingent deferred sales charges from certain redeeming shareholders and, with respect to Class C shares, an initial sales charge.



   Class B Plan. For the fiscal year ended December 31, 2002, the Distributor received approximately $643,744 from the Fund under the Class B Plan and spent approximately $423,300 in distributing the Fund's Class B shares. It is estimated that of the latter amount, approximately 5.5% ($23,400) was spent on printing and mailing of prospectuses to other than current shareholders; 38.1% ($161,300) on compensation to broker-dealers for commissions to representatives and other expenses, including an allocation of overhead and other branch office distribution-related expenses, incurred for distribution of Fund shares; and 56.4% ($238,600) on the aggregate of (1) payments of commissions and account servicing fees to financial advisers (40.2% or $170,200) and (2) an allocation of overhead and other branch office distribution-related expenses for payments of related expenses (16.2% or $68,400). The term "overhead and other branch office distribution-related expenses" represents (a) the expenses of operating Prudential Securities' and Pruco Securities Corporation's (Prusec's) branch offices in connection with the sale of Fund shares, including lease costs, the salaries and employee benefits of operations and sales support personnel, utility costs, communications costs and the costs of stationery and supplies, (b) the costs of client sales seminars, (c) expenses of mutual fund sales coordinators to promote the sale of Fund shares and (d) other incidental expenses relating to branch promotion of Fund sales.



   The Distributor also receives the proceeds of contingent deferred sales charges paid by investors upon certain redemptions of Class B shares. For the fiscal year ended December 31, 2002, the Distributor received approximately $124,000 in contingent deferred sales charges attributable to Class B shares.



   Class C Plan. For the fiscal year ended December 31, 2002, the Distributor received approximately $88,930 under the Class C Plan and spent approximately $80,300 in distributing Class C shares. Of the latter amount, approximately 4.0% ($3,200) was spent on printing and mailing of prospectuses to other than current shareholders; 0.7% ($500) was spent on compensation to broker-dealers for commissions to representatives and other expenses, including an allocation of overhead and other branch office distribution-related expenses, incurred for distribution of Fund shares; and 95.3% ($76,600) was spent on the aggregate of
(i) payments of commissions and account servicing fees to financial advisers (92.6% or $74,400) and (ii) an allocation of overhead and other branch office distribution-related expenses for payments of related expenses (2.7% or $2,200). For the fiscal year ended December 31, 2002, the Distributor received approximately $3,000 on initial sales charges. The Distributor also receive the proceeds of contingent deferred sales charges paid by investors upon certain redemptions of Class C shares. For the fiscal year ended December 31, 2002, the Distributor received approximately $3,500 in contingent deferred sales charges attributable to Class C shares.


   Distribution expenses attributable to the sale of Class A, Class B and Class C shares of the Fund other than expenses allocable to a particular class are allocated to each such class based upon the ratio of sales of each such class to the sales of Class A, Class B and Class C shares of the Fund. The distribution fee and sales charge of one class will not be used to subsidize the sale of another class.


   The Class A, Class B and Class C Plans continue in effect from year to year, provided that each such continuance is approved at least annually by a vote of the Board of Directors, including a majority vote of the Directors who are not interested persons of the Company and who have no direct or indirect financial interest in the Class A, Class B or Class C Plan or in any agreement related to the Plans ("Rule 12b-1 Directors"), cast in person at a meeting called for the purpose of voting on such continuance. A Plan may be terminated at any time, without penalty, by the vote of a majority of the Rule 12b-1 Directors or by the vote of the holders of a majority of the outstanding shares of the applicable class of the Fund on not more than 30 days' written notice to any other party to the Plan. The Plans may not be amended to increase materially the amounts to be spent for the services described therein without approval by the shareholders of the applicable class and all material amendments are required to be approved by the Board of Directors in the manner described above. Each Plan will automatically terminate in the event of its assignment. The Fund will not be contractually obligated to pay expenses incurred under the Class A Plan, Class B Plan or Class C Plan if such Plan is terminated or not continued.



   Pursuant to each Plan, the Board of Directors will review at least quarterly a written report of the distribution expenses incurred on behalf of the Class A, Class B and Class C shares of the Fund by the Distributor. The report will include an itemization of the distribution expenses and the purposes of such expenditures. In addition, as long as the Plans remain in effect, the selection and nomination of Directors who are not "interested persons" of the Company will be committed to the Directors who are not "interested persons" of the Company.



   Pursuant to the Distribution Agreement, the Fund has agreed to indemnify the Distributor to the extent permitted by applicable law against certain liabilities under the Securities Act.

   In addition to distribution and service fees paid by the Fund under the Class A, Class B and Class C Plans, the Manager (or one of its affiliates) may make payments to dealers (including Prudential Securities) and other persons which distribute shares of the Fund (including Class Z shares). Such payments may be calculated by reference to the net asset value of shares sold by such persons or otherwise.

Fee Waivers/Subsidies

   PI may from time to time waive all or a portion of its management fee and subsidize all or a portion of the operating expenses of the Fund. In addition, the Distributor has contractually agreed to waive a portion of its distribution fees for the Class A shares as described above. Fee waivers and subsidies will increase the Fund's total return.

NASD Maximum Sales Charge Rule


   Pursuant to the National Association of Securities Dealers ("NASD") conduct rules, the Distributor is required to limit aggregate initial sales charges, deferred sales charges and asset-based sales charges to 6.25% of total gross sales of each class of shares. Interest charges on unreimbursed distribution expenses equal to the prime rate plus one percent per annum may be added to the 6.25% limitation. Sales from the reinvestment of dividends and distributions are not included in the calculation of the 6.25% limitation. The annual asset-based sales charge on shares of the Fund may not exceed .75 of 1% per class. The 6.25% limitation applies to the Fund rather than on a per shareholder basis. If aggregate sales charges were to exceed 6.25% of total gross sales of any class, all sales charges on shares of all classes would be suspended.


Other Service Providers


   State Street Bank and Trust Company, One Heritage Drive, North Quincy, MA 02171, serves as Custodian for the Fund's portfolio securities and cash and, in that capacity, maintains certain financial and accounting books and records pursuant to an agreement with the Fund. Subcustodians provide custodial services for any foreign assets of the Fund held outside the United States.



   Prudential Mutual Fund Services LLC ("PMFS"), 194 Wood Avenue South, Iselin, NJ 08830 serves as the transfer and dividend disbursing agent of the Fund. It is a wholly-owned subsidiary of PIFM Holdco Inc., the parent of PI, the Manager. PMFS provides customary transfer agency services to the Fund, including the handling of shareholder communications, the processing of shareholder transactions, the maintenance of shareholder account records, the payment of dividends and distributions and related functions. For these services, PMFS receives an annual fee of $10.00 per shareholder account and a new account set-up fee of $2.00 for each manually established shareholder account. PMFS is also reimbursed for its out-of-pocket expenses, including but not limited to postage, stationery, printing, allocable communication expenses and other costs.



   Ernst & Young LLP, 725 South Figueroa Street, Los Angeles, CA 90017, serves as the Fund's independent auditors and in that capacity audits the Fund's annual financial statements.


Code of Ethics


   The Board of Directors of the Company has adopted a Code of Ethics. In addition, PI, the Subadviser and PIMS have each adopted a Code of Ethics (the "Codes"). The Codes permit personnel subject to the Codes to invest in securities, including securities that may be purchased or held by the Fund. However, the protective provisions of the Codes prohibit certain investments and limit such personnel from making investments during periods when the Fund is making such investments. The Codes are on public file with, and are available from, the Commission.

                   BROKERAGE ALLOCATION AND OTHER PRACTICES


   Subject to policies established by the Fund's Board of Directors and the oversight and review of the Manager, the Subadviser is primarily responsible for the execution of the Fund's portfolio transactions and the allocation of its brokerage business. In executing such transactions, the Subadviser will seek to obtain the best price and execution for the Fund, taking into account such factors as price, size of order, difficulty and risk of execution and operational facilities of the firm involved. Securities in which the Fund invests may be traded in the over-the-counter markets, and the Fund deals directly with the dealers who make markets in such securities except in those circumstances where better prices and execution are available elsewhere. Commission rates are established pursuant to negotiation with brokers or dealers based on the quality or quantity of services provided in light of generally prevailing rates, and while the Subadviser generally seeks reasonably competitive commission rates, the Fund does not necessarily pay the lowest commissions available. The allocation of orders among brokers and the commission rates paid are reviewed quarterly by the Board of Directors of the Company.



   The Fund has no obligation to deal with any broker or group of brokers in executing transactions in portfolio securities. Subject to obtaining the best price and execution, brokers who sell shares of the Fund or provide supplemental research, market and statistical information and other research services and products to the Subadviser may receive orders for transactions by the Fund. Such information, services and products are those which brokerage houses customarily provide to institutional investors, and include items such as statistical and economic data, research reports on particular companies and industries, and computer software used for research with respect to investment decisions. Information, services and products so received are in addition to and not in lieu of the services required to be performed by the Subadviser under the Subadvisory Agreement and the expenses of the Subadviser are not necessarily reduced as a result of the receipt of such supplemental information, services and products. Such information, services and products may be useful to the Subadviser in providing services to clients other than the Fund, and not all such information, services and products are used by the Subadviser in connection with the Fund. Similarly, such information, services and products provided to the Subadviser by brokers and dealers through whom other clients of the Subadviser effect securities transactions may be useful to the Subadviser in providing services to the Fund. The Subadviser is authorized to pay higher commissions on brokerage transactions for the Fund to brokers in order to secure information, services and products described above, subject to review by the Company's Board of Directors from time to time as to the extent and continuation of this practice.



   Although investment decisions for the Fund are made independently from those of the other accounts managed by the Subadviser, investments of the kind made by the Fund may often also be made by such other accounts. When a purchase or sale of the same security is made at substantially the same time on behalf of the Fund and one or more other accounts managed by the Subadviser, available investments are allocated in the discretion of the Subadviser by such means as, in its judgment, result in fair treatment. The Subadviser aggregates orders for purchases and sales of securities of the same issuer on the same day among the Fund and its other managed accounts, and the price paid to or received by the Fund and those accounts is the average obtained in those orders. In some cases, such aggregation and allocation procedures may affect adversely the price paid or received by the Fund or the size of the position purchased or sold by the Fund.


   In the over-the-counter market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain money market instruments and agency securities may be purchased directly from the issuer, in which case no commissions or discounts are paid. The Fund will not deal with Prudential Securities in any transaction in which Prudential Securities acts as principal. Thus, it will not deal in over-the-counter securities with Prudential Securities acting as market marker, and it will not execute a negotiated trade with Prudential Securities if execution involves Prudential Securities acting as principal with respect to any part of the Fund's order.

   Portfolio securities may not be purchased from any underwriting or selling syndicate of which Prudential Securities (or any affiliate), during the existence of the syndicate, is a principal underwriter (as defined in the 1940
Act), except in accordance with rules of the Commission. This limitation, in the opinion of the Fund, will not significantly affect the Fund's ability to pursue its present investment objective. However, in the future in other circumstances, the Fund may be at a disadvantage because of this limitation in comparison to other funds with similar objectives but not subject to such limitation.



   Subject to the above considerations, an affiliated broker may act as a securities broker or dealer for the Fund. In order for an affiliated broker to effect any portfolio transactions for the Fund, the commissions, fees or other remuneration received by an affiliated broker must be reasonable and fair compared to the commissions, fees or other remuneration paid to other such brokers or dealers in connection with comparable transactions involving similar securities sold on an exchange during a comparable period of time. This standard would allow an affiliated broker to receive no more than the remuneration which would be expected to be received by an unaffiliated broker or dealer in a commensurate arms-length transaction. Furthermore, the Board of Directors of the Company, including a majority of the Directors who are not "interested" Directors, has adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to Prudential Securities are consistent with the foregoing standard. In accordance with
Section 11(a) under the Securities Exchange Act of 1934, an affiliated broker may not retain compensation for effecting transactions on a national securities exchange for the Fund unless the Fund has expressly authorized the retention of such compensation in a written contract executed by the Fund and Prudential Securities. Section 11(a) provides that Prudential Securities must furnish to the Fund at least annually a statement setting forth the total amount of all compensation retained by Prudential Securities for transactions effected by the Fund during the applicable period. Brokerage transactions with Prudential Securities are also subject to such fiduciary standards as may be imposed by applicable law.



   The table below shows certain information regarding the payment of commissions by the Fund, including the commissions paid to Prudential Securities, for the three years ended December 31, 2002.



                                                Fiscal year ended December 31,
                                                ------------------------------
                                                   2002       2001      2000
                                                ----------  --------  --------
Total brokerage commissions paid by the Fund... $1,491,013  $946,040  $913,481
Total brokerage commissions paid to Prudential
  Securities................................... $   14,681  $  5,220  $  3,283
Percentage of total brokerage commissions paid
  to Prudential Securities.....................        0.8%      0.6%      0.4%



   The Fund effected 0.890% of the total dollar amount of its transactions involving the payment of commissions through Prudential Securities during the year ended December 31, 2002. Of the total brokerage commissions paid during the year ended December 31, 2002, $259,164 or (28%) were paid to firms which provided research, statistical or other services to the Manager. PI has not separately identified a portion of such brokerage commissions as applicable to the provision of such research, statistical or other services to PI.



   The Fund is required to disclose its holdings of securities of its regular brokers and dealers (as defined under Rule 10b-1 of the 1940 Act) and their parents at December 31, 2002. As of December 31, 2002, the Fund held no such securities.


               CAPITAL SHARES, OTHER SECURITIES AND ORGANIZATION

   The Company is authorized to issue 50 million shares of Class A Common Stock, 50 million shares of Class B Common Stock, 50 million shares of Class C Common Stock and 50 million shares of Class Z Common Stock of the Nicholas-Applegate Growth Equity Fund series, $.01 par value per share. Each class of shares represents an interest in the same assets of the Fund and is identical in all respects except that (i) each class is subject to different sales charges and distribution and/or service fees (except for Class Z shares, which are not subject to any sales charges and distribution and/or service fees) which may affect performance, (ii) each class has exclusive voting rights on any matter submitted to shareholders that relates solely to its distribution and/or service fee arrangements and has separate voting rights on any other matter submitted to shareholders in which the interests of one class differ from the interests of another class, (iii) each class has a different exchange privilege, (iv) only Class B shares have a conversion feature, and (v) Class Z shares are offered exclusively for sales to a limited group of investors. See "How the Fund is Managed--Distributor" in the Prospectus. In accordance with the Company's Charter, the Board of Directors may authorize the creation of additional series of common stock, and classes within series, with such preferences, privileges, limitations and voting and dividend rights as the Board may determine.



   The Board of Directors may increase or decrease the number of authorized shares without the approval of shareholders. Shares of the Fund, when issued, are fully paid, nonassessable, fully transferable and redeemable at the option of the holder. Shares of the Fund are also redeemable at the option of the Company under certain circumstances as described under "How to Buy, Sell and Exchange Shares of the Fund--How to Sell Your Shares" in the Prospectus. Each share of each class of Common Stock is equal as to earnings, assets and voting privileges, except as noted above, and each class bears the expenses related to the distribution of its shares with the exception of Class Z shares, which are not subject to any distribution or service fees. Except for the conversion feature applicable to Class B shares, there are no conversion, preemptive or other subscription rights. In the event of liquidation, each share of Common Stock of the Fund is entitled to its portion of all of the Fund's assets after all debts and expenses of the Fund have been paid. Since Class B and Class C shares generally bear higher distribution expenses than Class A shares, the liquidation proceeds to shareholders of those classes are likely to be lower than to Class A shareholders and to Class Z shareholders, whose shares are not subject to any distribution and/or service fees. The Fund's shares do not have cumulative voting rights for the election of Directors.



   The Company does not intend to hold annual meetings of shareholders of the Fund unless otherwise required by law. The Company will not be required to hold meetings of shareholders unless, for example, the election of Directors is required to be acted on by shareholders under the 1940 Act. Shareholders have certain rights, including the right to call a meeting upon a vote of 10% of the Fund's outstanding shares for the purpose of voting on the removal of one or more Directors or to transact any other business.


                PURCHASE, REDEMPTION AND PRICING OF FUND SHARES


   Shares of the Fund may be purchased at a price equal to the next determined net asset value ("NAV") per share plus a sales charge which, at the election of the investor, may be imposed either at the time of the purchase (Class A shares) or on a deferred basis (Class B or Class C shares). Class Z shares of the Fund are offered to a limited group of investors at NAV without any sales charge.



   Purchase by Wire. For an initial purchase of shares of the Fund by wire, you must complete an application and telephone PMFS at (800) 225-1852 (toll-free) to receive an account number. PMFS will request the following information: your name, address, tax identification number, fund and class election, dividend distribution election, amount being wired and wiring bank. You should then give instructions to your bank to transfer funds by wire to State Street Bank and Trust Company (State Street), Boston, Massachusetts, Custody and Shareholder Services Division, Attention: Nicholas-Applegate Fund, Inc., specifying on the wire the account number assigned by PMFS and your name and identifying the class in which you are investing (Class A, Class B, Class C or Class Z shares).



   If you arrange for receipt by State Street of federal funds prior to the calculation of NAV (once each business day at the close of trading on the New York Stock Exchange ("NYSE"), usually 4:00 P.M. New York time) on a business day, you may purchase shares of the Fund as of that day. In the event that regular trading on the NYSE closes before 4:00 p.m. New York time, you will receive the following day's NAV if your order to purchase is received after the close of regular trading on the NYSE.


   In making a subsequent purchase by wire, you should wire State Street directly and should be sure that the wire specifies Nicholas-Applegate Fund, Inc., Class A, Class B, Class C or Class Z shares and your name and individual account number. You do not need to call PMFS to make subsequent purchases utilizing Federal Funds.

Issuance of Fund Shares for Securities


   Transactions involving the issuance of Fund shares for securities (rather than cash) will be limited to (i) reorganizations, (ii) statutory mergers, or
(iii) other acquisitions of portfolio securities that meet the investment objective and policies of the Fund, are liquid and not subject to restrictions on resale, have a value that is readily ascertainable via listing on or trading in a recognized United States or international exchange or market, and are approved by the Fund's Subadviser.


Specimen Price Make-up


   Under the current distribution arrangements between the Fund and the Distributor, the Distributor sells Class A* shares at a maximum initial sales charge of 5%, sells Class C* shares with a 1% initial sales charge, and sells Class B* and Class Z shares at NAV. Using the NAV at December 31, 2002, the maximum offering price of the Fund's shares is as follows:



Class A
NAV........................................................ $6.71
Maximum sales charge (5% of offering price)................   .35
                                                            -----
Offering price to public................................... $7.06
                                                            =====

Class B
NAV, offering price and redemption price per Class B share* $5.53
                                                            =====

Class C
NAV, offering price and redemption price per Class C share* $5.53
Sales charges (1% of offering price).......................   .06
                                                            -----
Offering price to public................................... $5.59
                                                            =====

Class Z
NAV, offering price and redemption price per Class Z share. $6.88
                                                            =====

       ---

       *Class A, Class B and Class C shares are subject to a contingent deferred sales charge on certain redemptions.


Selecting a Purchase Alternative

   The following will assist you in determining which method of purchase best suits your individual circumstances, based on the Fund's current fees and expenses:

   If you intend to hold your investment in the Fund for less than 4 years and do not qualify for a reduced sales charge on Class A shares, since Class A shares are subject to an initial sales charge of 5% and Class B shares are subject to a CDSC of 5% which declines to zero over a 6 year period, you should consider purchasing Class C shares over either Class A or Class B shares.

   If you intend to hold your investment for longer than 4 years, but less than 5 years, and do not qualify for a reduced sales charge on Class A shares, you should consider purchasing Class B or Class C shares over Class A shares. This is because the initial sales charge plus the cumulative annual distribution-related fee on Class A shares would exceed those of the Class B and Class C shares if you redeem your investment during this time period. In addition, more of your money would be invested initially in the case of Class C shares, because of the relatively low initial sales charge, and all of your money would be invested initially in the case of Class B shares, which are sold at NAV.


   If you qualify for a reduced sales charge on Class A shares, you may benefit by purchasing Class A shares over either Class B or Class C shares regardless of how long you intend to hold your investment. However, unlike Class B shares, you would not have all of your money invested initially because the sales charge on Class A shares is deducted at the time of purchase. In addition, if you purchase $1 million or more of Class A shares, you are subject to a 1% CDSC on shares sold within 12 months. This charge is waived for all such Class A shareholders other than those who purchased their shares through certain broker-dealers that are not affiliated with Prudential.


   If you do not qualify for a reduced sales charge on Class A shares and you purchase Class B or Class C shares, you would have to hold your investment for more than 6 years in the case of Class B shares and 5 years in the case of Class C shares for the higher cumulative annual distribution-related fee on those shares plus, in the case of Class C shares, the 1% initial sales charge to exceed the initial sales charge plus the cumulative annual distribution-related fees on Class A shares. This does not take into account the time value of money, which further reduces the impact of the higher Class B or Class C distribution-related fee on the investment, fluctuations in NAV, the effect of the return on the investment over this period of time or redemptions when the CDSC is applicable.

Reduction and Waiver of Initial Sales Charge--Class A Shares

   Benefit Plans. Certain group retirement and savings plans may purchase Class A shares without the initial sales charge, if they meet the required minimum for amount of assets, average account balance or number of eligible employees. For more information about these requirements, call Prudential at
(800) 353-2847.

   Other Waivers. In addition, Class A shares may be purchased at NAV, without the initial sales charge, through the Distributor or the Transfer Agent, by:


    .  officers of the Prudential mutual funds (including the Company),


    . employees of the Distributor, Prudential Securities, PI and their subsidiaries and members of the families of such persons who maintain an "employee related" account at Prudential Securities or the Transfer Agent,


    . employees of investment advisers of the Prudential mutual funds provided that purchases at NAV are permitted by such person's employer,


    . Prudential, employees and special agents of Prudential and its subsidiaries and all persons who have retired directly from active service with Prudential or one of its subsidiaries,

    .  members of the Board of Directors of Prudential,

    . real estate brokers, agents and employees of real estate brokerage companies affiliated with The Prudential Real Estate Affiliates who maintain an account at Prudential Securities, Prusec or with the Transfer Agent,

    . registered representatives and employees of brokers who have entered into a selected dealer agreement with the Distributor provided that purchases at NAV are permitted by such person's employer,

    . investors who have a business relationship with a financial adviser who joined Prudential Securities from another investment firm, provided that
       (1) the purchase is made within 180 days of the commencement of the financial adviser's employment at Prudential Securities, or within one year in the case of Benefit Plans, (2) the purchase is made with proceeds of a redemption of shares of any open-end non-money market fund sponsored by the financial adviser's previous employer (other than a fund which imposes a distribution or service fee of .25 of 1% or less) and (3) the financial adviser served as the client's broker on the previous purchase,

    . investors in Individual Retirement Accounts, provided the purchase is made in a directed rollover to such individual Retirement Account with the proceeds of a tax-free rollover of assets from a Benefit Plan for which Prudential provides administrative or recordkeeping services and further provided that such purchase is made within 60 days of receipt of the Benefit Plan distribution,

    . orders placed by broker-dealers, investment advisors or financial planners who have entered into an agreement with the Distributor, who place trades for their own accounts or the accounts of their clients and who charge a management, consulting or other fee for their services (e.g. mutual fund "wrap" or asset allocation programs), and

    . orders placed by clients of broker-dealers, investment advisers or financial planners who place trades for customer accounts if the accounts are linked to the master account of such broker-dealer, investment adviser or financial planner and the broker-dealer, investment adviser or financial planner charges its clients a separate fee for its services (e.g. mutual fund "supermarket" programs).


   Broker-dealers, investment advisers or financial planners sponsoring fee-based programs (such as mutual fund "wrap" or asset allocation programs and mutual fund "supermarket" programs) may offer their clients more than one class of shares in the Fund in connection with different pricing options for their programs. Investors should consider carefully any separate transaction and other fees charged by these programs in connection with investing in each available share class before selecting a share class.

   For an investor to obtain any reduction or waiver of the initial sales charges, either the Transfer Agent must be notified directly by the investor or the Distributor must be notified by the broker facilitating the transaction at the time of the sale that the sale qualifies for the reduced or waived sales charge. The reduction or waiver will be granted subject to confirmation of your entitlement. No initial sales charges are imposed upon Class A shares acquired upon the reinvestment of dividends and distributions.


   Combined Purchase and Cumulative Purchase Privilege. If an investor or eligible group of related investors purchases Class A shares of the Fund concurrently with Class A shares of other Prudential mutual funds, the purchases may be combined to take advantage of the reduced sales charges applicable to larger purchases. See "How to Buy, Sell and Exchange Shares of the Fund--Reducing or Waiving Class A's Initial Sales Charge" in the Prospectus.


   An eligible group of related Fund investors includes any combination of the following:

    .  an individual,

    .  the individual's spouse, their children and their parents,


    .  the individual's and spouse's IRA,


    . any company controlled by the individual (a person, entity or group that holds 25% or more of the outstanding voting securities of a company will be deemed to control the company, and, a partnership will be deemed to be controlled by each of its general partners),

    . a trust created by the individual, the beneficiaries of which are the individual, his or her spouse, parents or children,

    . a Uniform Gifts to Minors Act/Uniform Transfers to Minors Act account created by the individual or the individual's spouse, and

    . one or more employee benefit plans of a company controlled by an individual.

   In addition, an eligible group of related Fund investors may include an employer (or group of related employers) and one or more qualified retirement plans of such employer or employers (an employer controlling, controlled by or under common control with another employer is deemed related to that employer).


   The transfer agent, the Distributor or your broker must be notified at the time of purchase that the investor is entitled to a reduced sales charge. The reduced sales charges will be granted subject to confirmation of the investor's holdings. The Combined Purchase and Cumulative Purchase Privilege does not apply to individual participants in any retirement or group plans.



   Letters of Intent. Reduced sales charges also are available to investors who enter into a written Letter of Intent providing for the purchase, within a thirteen-month period, of shares of the Fund and shares of other Prudential mutual funds ("Letter of Intent"). Retirement and group plans no longer qualify to purchase Class A shares at net asset value by entering into a Letter of Intent.

   For purposes of the Letter of Intent, all shares of the Fund and shares of Prudential mutual funds (excluding money market funds other than those acquired pursuant to the exchange privilege) which were previously purchased and are still owned are also included in determining the applicable reduction. However, the value of shares held directly with the transfer agent or its affiliates and through your broker will not be aggregated to determine the reduced sales charge.



   A Letter of Intent permits a purchaser to establish a total investment goal to be achieved by any number of investments over a thirteen-month period. Each investment made during the period will receive the reduced sales charge applicable to the amount represented by the goal, as if it were a single investment. Escrowed shares totaling 5% of the dollar amount of the Letter of Intent will be held by the transfer agent in the name of the investor. The effective date of a Letter of Intent may be back-dated up to 90 days, in order that any investments made during this 90-day period, valued at the purchaser's cost, can be applied to the fulfillment of the Letter of Intent goal.


   The Letter of Intent does not obligate the investor to purchase, or the Fund to sell, the indicated amount. In the event the Letter of Intent goal is not satisfied within the thirteen-month period, the investor is required to pay the difference between the sales charge otherwise applicable to the purchases made during this period and sales charges actually paid. Such payment may be made directly to the Distributor or, if not paid, the Distributor will liquidate sufficient escrowed shares to obtain such difference. If the goal is exceeded in an amount which qualifies for a lower sales charge, a price adjustment is made by refunding to the purchaser the amount of excess sales charge, if any, paid during the thirteen-month period. Investors electing to purchase shares of the Fund pursuant to a Letter of Intent should carefully read such Letter of Intent.

   The Distributor must be notified at the time of purchase that the investor is entitled to a reduced sales charge. The reduced sales charge will be granted subject to confirmation of the investor's holdings. Letters of Intent are not available to individual participants in retirement or group plans.

Class B Shares


   The offering price of Class B shares for investors choosing one of the deferred sales charge alternatives is the NAV next determined following receipt of an order in proper form by the transfer agent, your broker or the Distributor. Although there is no sales charge imposed at the time of purchase, redemptions of Class B shares may be subject to a CDSC. See "Sale of Shares--Contingent Deferred Sales Charge" below.


   The Distributor will pay, from its own resources, sales commissions of up to 4% of the purchase price of Class B shares to brokers, financial advisers and other persons who sell Class B shares at the time of sale. This facilitates the ability of the Fund to sell the Class B shares without an initial sales charge being deducted at the time of purchase. The Distributor anticipates that it will recoup its advancement of sales commissions from the combination of the CDSC and the distribution fee.

Class C Shares

   The offering price of Class C shares is the next determined NAV plus a 1% sales charge. In connection with the sale of Class C shares, the Distributor will pay, from its own resources, brokers, financial advisers and other persons which distribute Class C shares a sales commission of up to 2% of the purchase price at the time of the sale.

Waiver of Initial Sales Charge--Class C Shares

   Benefit Plans. Certain group retirement plans may purchase Class C shares without the initial sales charge. For more information, call Prudential at
(800) 353-2847.

   Investments of Redemption Proceeds from Other Investment
Companies. Investors may purchase Class C shares at NAV, without the initial sales charge, with the proceeds from the redemption of shares of any unaffiliated registered investment company which were not held through an account with any Prudential affiliate. Such purchases must be made within 60 days of the redemption. Investors eligible for this waiver include: (1) investors purchasing shares through an account at Prudential

Securities; (2) investors purchasing shares through a COMMAND Account or an Investor Account with Pruco Securities Corporation (Prusec); and (3) investors purchasing shares though other dealers. This waiver is not available to investors who purchase shares directly from the Transfer Agent. You must notify your dealer if you are entitled to this waiver and provide such supporting documents as it may deem appropriate.


Class Z Shares

   Benefit Plans. Certain group retirement plans may purchase Class Z shares if they meet the required minimum for amount of assets, average account balance or number of eligible employees. For more information about these requirements, call Prudential at (800) 353-2847.

   Mutual Fund Programs. Class Z shares also can be purchased by participants in any fee-based program or trust program sponsored by Prudential or an affiliate that includes mutual funds as investment options and the Fund as an available option. Class Z shares also can be purchased by investors in certain programs sponsored by broker-dealers, investment advisers and financial planners who have agreements with Prudential Investments Advisory Group relating to:

    . Mutual fund "wrap" or asset allocation programs where the sponsor places Fund trades, links its clients' accounts to a master account in the sponsor's name and charges its clients a management, consulting or other fee for its services

    . Mutual fund "supermarket" programs where the sponsor links its clients' accounts to a master account in the sponsor's name and the sponsor charges a fee for its services.

   Broker-dealers, investment advisers or financial planners sponsoring these mutual fund programs may offer their clients more than one class of shares in the Fund in connection with different pricing options for their programs. Investors should consider carefully any separate transaction and other fees charged by these programs in connection with investing in each available share class before selecting a share class.

   Other Types of Investors. Class Z shares also are available for purchase by the following categories of investors:


    . certain participants in the MEDLEY Program (group variable annuity contracts) sponsored by Prudential for whom Class Z shares of the Prudential mutual funds are an available investment option



    . current and former Directors/Trustees of the Prudential mutual funds (including the Company)



    .  Prudential, with an investment of $10 million or more



    .  qualified state tuition programs (529 plans).




Rights of Accumulation


   Reduced sales charges are also available through rights of accumulation, under which an investor or an eligible group of related investors, as described above under "Combined Purchase and Cumulative Purchase Privilege," may aggregate the value of their existing holdings of shares of the Fund and shares of other Prudential mutual funds (excluding money market funds other than those acquired pursuant to the exchange privilege) to determine the reduced sales charge. Rights of accumulation may be applied across the classes of the Prudential mutual funds. However, the value of shares held directly with the transfer agent and through your broker will not be aggregated to determine the reduced sales charge. The value of existing holdings for purposes of determining the reduced sales charge is calculated using the maximum offering price (net asset value plus maximum sales charge) as of the previous business day.



   The Distributor or the transfer agent must be notified at the time of purchase that the shareholder is entitled to a reduced sales charge. The reduced sales charges will be granted subject to confirmation of the investor's holdings. Rights of accumulation are not available to individual participants in any retirement or group plans.

Sale of Shares


   You can redeem your shares at any time for cash at the NAV next determined after the redemption request is received in proper form (in accordance with procedures established by the transfer agent in connection with investors' accounts) by the transfer agent, the Distributor or your broker. In certain cases, however, redemption proceeds will be reduced by the amount of any applicable CDSC, as described in "Contingent Deferred Sales Charge" below. If you are redeeming your shares through a broker, your broker must receive your sell order before the Fund computes its NAV for that day (at the close of regular trading on the NYSE, usually 4:00 P.M. New York time), in order to receive that day's NAV. In the event that regular trading on the NYSE closes before 4:00 P.M. New York time, you will receive the following day's NAV if your order to sell is received after the close of regular trading on the NYSE. Your broker will be responsible for furnishing all necessary documentation to the Distributor and may charge you for its services in connection with redeeming shares of the Fund.


   If you hold shares of the Fund through Prudential Securities, you must redeem your shares through Prudential Securities. Please contact your Prudential Securities financial adviser.


   In order to redeem shares, a written request for redemption signed by you exactly as the account is registered is required. If you hold certificates, the certificates must be received by the transfer agent, the Distributor or your broker in order for the redemption request to be processed. If redemption is requested by a corporation, partnership, trust or fiduciary, written evidence of authority acceptable to the transfer agent must be submitted before such request will be accepted. All correspondence and documents concerning redemptions should be sent to the Fund in care of its transfer agent, Prudential Mutual Fund Services LLC, Attention: Redemption Services, P.O. Box 8149, Philadelphia, PA 19101, to the Distributor or to your broker.



   Expedited Redemption Privilege. By electing the Expedited Redemption Privilege, you may arrange to have redemption proceeds sent to your bank account. The Expedited Redemption Privilege may be used to redeem shares in an amount of $200 or more, except if an account for which an expedited redemption is requested has an account value of less than $200, the entire account will be redeemed. Redemption proceeds in the amount of $1,000 or more will be remitted by wire to your bank account at a domestic commercial bank which is a member of the Federal Reserve system. Redemption proceeds of less than $1,000 will be mailed by check to your designated bank account. Any applicable CDSC will be deducted from the redemption proceeds. Expedited redemption requests may be made by telephone or letter, must be received by the Fund prior to 4:00 P.M. New York time, to receive a redemption amount based on that day's NAV, and are subject to the terms and conditions set forth in the Prospectus regarding redemption of shares. For more information, see "How to Buy, Sell and Exchange Shares of the Fund--Telephone Redemptions or Exchanges" in the Prospectus. The Expedited Redemption Privilege may be modified or terminated at any time without notice. To receive further information, shareholders should contact PMFS at (800) 225-1852.



   Signature Guarantee.  If the proceeds of the redemption (1) exceed $100,000,
(2) are to be paid to a person other than the record owner, (3) are to be sent to an address other than the address on the transfer agent's records, or (4) are to be paid to a corporation, partnership, trust or fiduciary, the signature(s) on the redemption request or stock power must be signature guaranteed by an "eligible guarantor institution." An "eligible guarantor institution" includes any bank, broker, dealer or credit union. The transfer agent reserves the right to request additional information from, and make reasonable inquiries of, any eligible guarantor institution. In the case of redemptions from a PruArray Plan, if the proceeds of the redemption are invested in another investment option of the plan in the name of the record holder and at the same address as reflected in the transfer agent's records, a signature guarantee is not required.



   Payment for shares presented for redemption will be made by check within seven days after receipt by the transfer agent, the Distributor or your broker of your written request and, if applicable, outstanding certificates, except as indicated below. If you hold shares through a broker, payment for shares presented for redemption will be credited to your account at your broker, unless you indicate otherwise. Such payment may be postponed or the right of redemption suspended at times (1) when the NYSE is closed for other than customary weekends and holidays, (2) when trading on the NYSE is restricted,
(3) when an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund fairly to determine the value of its net assets, or
(4) during any other period when
the Commission by order, so permits; provided that applicable rules and regulations of the Commission shall govern as to whether the conditions prescribed in (2), (3) or (4) exist.



   Redemption in Kind. If the Board determine that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment wholly or partly in cash, the Fund may pay the redemption price in whole or in part by a distribution in kind of securities from the investment portfolio of the Fund, in lieu of cash, in conformity with applicable rules of the Commission. Securities will be readily marketable and will be valued in the same manner as in a regular redemption. If your shares are redeemed in kind, you would incur transaction costs in converting the assets into cash. The Fund, however, has elected to be governed by Rule 18f-1 under the 1940 Act, under which the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the NAV of the Fund during any 90-day period for any one shareholder.



   Involuntary Redemption. In order to reduce expenses of the Fund, the Board may redeem all of the shares of any shareholder whose account has an account value of less than $500 due to a redemption. The Fund will give such shareholders 60 days' prior written notice in which to purchase sufficient additional shares to avoid such redemption. No CDSC will be imposed on any such involuntary redemption. No CDSC will be imposed on any such involuntary redemption.


   90-day Repurchase Privilege. If you redeem your shares and have not previously exercised the repurchase privilege, you may reinvest back into your account any portion or all of the proceeds of such redemption in shares of the Fund at the NAV next determined after the order is received, which must be within 90 days after the date of the redemption. Any CDSC paid in connection with such redemption will be credited (in shares) to your account. (If less than a full repurchase is made, the credit will be on a pro rata basis.) You must notify the Transfer Agent, either directly or through the Distributor or your broker, at the time the repurchase privilege is exercised to adjust your account for the CDSC you previously paid. Thereafter, any redemptions will be subject to the CDSC applicable at the time of the redemption. See "Contingent Deferred Sales Charge" below. Exercise of the repurchase privilege will generally not affect federal tax treatment of any gain realized upon redemption. However, if the redemption was made within a 30 day period of the repurchase and if the redemption resulted in a loss, some or all of the loss, depending on the amount reinvested, may not be allowed for federal income tax purposes.


   Contingent Deferred Sales Charge. Investors who purchase $1 million or more of Class A shares and sell these shares within 12 months of purchase are subject to a 1% CDSC. This charge is waived for all such Class A shareholders other than those who purchased their shares through certain broker-dealers that were not affiliated with Prudential. Redemptions of Class B shares will be subject to a contingent deferred sales charge or CDSC declining from 5% to zero over a six-year period. Class C shares redeemed within 18 months of purchase (or one year in the case of shares purchased prior to November 2, 1998) will be subject to a 1% CDSC. The CDSC will be deducted from the redemption proceeds and reduce the amount paid to you. The CDSC will be imposed on any redemption by you which reduces the current value of your Class B or Class C shares to an amount which is lower than the amount of all payments by you for shares during the preceding 12 months, in the case of Class A shares (in certain cases), six years, in the case of Class B shares, and 18 months, in the case of Class C shares (one year for Class C shares purchased before November 2, 1998). A CDSC will be applied on the lesser of the original purchase price or the current value of the shares being redeemed. Increases in the value of your shares or shares acquired through reinvestment of dividends or distributions are not subject to a CDSC. The amount of any CDSC will be paid to and retained by the Distributor.


   The amount of the CDSC, if any, will vary depending on the number of years from the time of payment for the purchase of shares until the time of redemption of such shares. Solely for purposes of determining the number of years from the time of any payment for the purchase of shares, all payments during a month will be aggregated and deemed to have been made on the last day of the month. The CDSC will be calculated from the first day of the month after the purchase, excluding the time shares were held in a money market fund.

   The following table sets forth the rates of the CDSC applicable to redemptions of Class B shares:

                                                        Contingent Deferred Sales
                                                         Charge as a Percentage
                                                         of Dollars Invested or
Year Since Purchase Payment Made                           Redemption Proceeds
--------------------------------                        -------------------------
First..................................................            5.0%
Second.................................................            4.0%
Third..................................................            3.0%
Fourth.................................................            2.0%
Fifth..................................................            1.0%
Sixth..................................................            1.0%
Seventh................................................             None


   In determining whether a CDSC is applicable to a redemption, the calculation will be made in a manner that results in the lowest possible rate. It will be assumed that the redemption is made first of amounts representing shares acquired pursuant to the reinvestment of dividends and distributions; then of amounts representing the increase in NAV above the total amount of payments for the purchases of Class A shares made during the preceding six years (five years for Class B shares purchased prior to January 22, 1990) and 18 months for Class C shares (one year for Class C shares bought before November 2, 1998); then of amounts representing the cost of shares held beyond the applicable CDSC period; and finally, of amounts representing the cost of shares held for the longest period of time within the applicable CDSC period.


   For example, assume you purchased 100 Class B shares at $10 per share for a cost of $1,000. Subsequently, you acquired 5 additional Class B shares through dividend reinvestment. During the second year after the purchase you decided to redeem $500 of your investment. Assuming at the time of the redemption the NAV had appreciated to $12 per share, the value of your Class B shares would be $1,260 (105 shares at $12 per share). The CDSC would not be applied to the value of the reinvested dividend shares and the amount which represents appreciation ($260). Therefore, $240 of the $500 redemption proceeds ($500 minus $260) would be charged at a rate of 4% (the applicable rate in the second year after purchase) for a total CDSC of $9.60.

   For federal income tax purposes, the amount of the CDSC will reduce the gain or increase the loss, as the case may be, on the amount recognized on the redemption of shares.

   Waiver of Contingent Deferred Sales Charge--Class B Shares. The CDSC will be waived in the case of a redemption following the death or disability of a shareholder or, in the case of a trust account, following the death or disability of the grantor. The waiver is available for total or partial redemptions of shares owned by a person, either individually or in joint tenancy at the time of death or initial determination of disability, provided that the shares were purchased prior to death or disability.

   The CDSC will also be waived in the case of a total or partial redemption in connection with certain distributions made without penalty under the Internal Revenue Code from a tax-deferred retirement plan, an IRA or Section 403(b) custodial account. For more information, call Prudential at (800) 353-2847.

   Finally, the CDSC will be waived to the extent that the proceeds from shares redeemed are invested in Prudential mutual funds, The Guaranteed Investment Account, the Guaranteed Insulated Separate Account or units of The Stable Value Fund.

   Systematic Withdrawal Plan. The CDSC will be waived (or reduced) on certain redemptions effected through the Systematic Withdrawal Plan. On an annual basis, up to 12% of the total dollar amount subject to the CDSC may be redeemed without charge. The Transfer Agent will calculate the total amount available for this waiver annually on the anniversary date of your purchase or, for shares purchased prior to March 1, 1997, on March 1 of the current year. The CDSC will be waived (or reduced) on redemptions until this threshold 12% is reached. The Systematic Withdrawal Plan is not available to participants in certain retirement plans. Please contact PMFS for more details.

   In addition, the CDSC will be waived on redemptions of shares held by Directors of the Company.



   You must notify the Fund's transfer agent either directly or through your broker, at the time of redemption, that you are entitled to waiver of the CDSC and provide the transfer agent with such supporting documentation as it may deem appropriate. The waiver will be granted subject to confirmation of your entitlement.



   In connection with these waivers, the transfer agent will require you to submit the supporting documentation set forth below.


Category of Waiver                                             Required Documentation
Death                                                          A copy of the shareholder's death certificate or, in the
                                                               case of a trust, a copy of the grantor's death certificate, plus a copy of the trust agreement identifying the
                                                               grantor.

Disability--An individual will be considered disabled if he or A copy of the Social Security Administration award she is unable to engage in any substantial gainful activity by letter or a letter from a physician on the physician's
reason of any medically determinable physical or mental        letterhead stating that the shareholder (or, in the case
impairment which can be expected to result in death or to be   of a trust, the grantor (a copy of the trust agreement
of long-continued and indefinite duration.                     identifying the grantor will be required as well)) is
                                                               permanently disabled. The letter must also indicate the
                                                               date of disability.

Distribution from an IRA or 403(b) Custodial Account           A copy of the distribution form from the custodial firm
                                                               indicating (i) the date of birth of the shareholder and (ii)
                                                               that the shareholder is over age 59 1/2 and is taking a
                                                               normal distribution--signed by the shareholder.

Distribution from Retirement Plan                              A letter signed by the plan administrator/trustee
                                                               indicating the reason for the distribution.

Excess Contributions                                           A letter from the shareholder (for an IRA) or the plan
                                                               administrator/trustee on company letterhead indicating
                                                               the amount of the excess and whether or not taxes have
                                                               been paid.


   PMFS reserves the right to request such additional documents as it may deem appropriate.


Waiver of Contingent Deferred Sales Charge--Class C Shares

   Benefit Plans. The CDSC will be waived for redemptions by certain group retirement plans for which Prudential or brokers not affiliated with Prudential provide administrative or recordkeeping services. The CDSC also will be waived for certain redemptions by benefit plans sponsored by Prudential and its affiliates. For more information, call Prudential at (800) 353-2847.

Conversion Feature--Class B Shares

   Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. Conversions will be effected at relative net asset value without the imposition of any additional sales charge.

   Since the Fund tracks amounts paid rather than the number of shares bought on each purchase of Class B shares, the number of Class B shares eligible to convert to Class A shares (excluding shares acquired through the automatic reinvestment of dividends and other distributions) (the Eligible Shares) will be determined on each conversion date in accordance with the following formula:
(i) the ratio of (a) the amounts paid for Class B shares purchased at least seven years prior to the conversion date to (b) the total amount paid for all Class B shares purchased and then held in your account (ii) multiplied by the total number of Class B shares purchased and then held in your account. Each time any Eligible Shares in your account convert to Class A shares, all shares or amounts representing Class B shares then in your account that were acquired through the automatic reinvestment of dividends and other distributions will convert to Class A shares.

   For purposes of determining the number of Eligible Shares, if the Class B shares in your account on any conversion date are the result of multiple purchases at different net asset values per share, the number of Eligible
Shares calculated as described above will generally be either more or less than the number of shares actually purchased approximately seven years before such conversion date. For example, if 100 shares were initially purchased at $10 per share (for a total of $1,000) and a second purchase of 100 shares was subsequently made at $11 per share (for a total of $1,100), 95.24 shares would convert approximately seven years from the initial purchase (that is, $1,000 divided by $2,100 (47.62%), multiplied by 200 shares equals 95.24 shares). The Manager reserves the right to modify the formula for determining the number of Eligible Shares in the future as it deems appropriate on notice to shareholders.

   Since annual distribution-related fees are lower for Class A shares than Class B shares, the per share NAV of the Class A shares may be higher than that of the Class B shares at the time of conversion. Thus, although the aggregate dollar value will be the same, you may receive fewer Class A shares than Class B shares converted.

   For purposes of calculating the applicable holding period for conversions, all payments for Class B shares during a month will be deemed to have been made on the last day of the month, or for Class B shares acquired through exchange, or a series of exchanges, on the last day of the month in which the original payment for purchases of such Class B shares was made. For Class B shares previously exchanged for shares of a money market fund, the time period during which such shares were held in the money market fund will be excluded. For example, Class B shares held in a money market fund for one year would not convert to Class A shares until approximately eight years from purchase. For purposes of measuring the time period during which shares are held in a money market fund, exchanges will be deemed to have been made on the last day of the month. Class B shares acquired through exchange will convert to Class A shares after expiration of the conversion period applicable to the original purchase of such shares.


   Class B shares acquired through the reinvestment of dividends or distributions will be converted to Class A shares according to the procedures utilized by the broker-dealer through which the Class B shares were purchased, to the extent the shares are carried on the books of the broker-dealer and the broker-dealer provides subaccounting services to the Fund. Otherwise, the procedures utilized by PMFS or its affiliates will be used. The use of different procedures may result in a timing differential in the conversion of Class B shares acquired through the reinvestment of dividends and distributions.


   The conversion feature may be subject to the continuing availability of opinions of counsel or rulings of the Internal Revenue Service (1) that the dividends and other distributions paid on Class A, Class B, Class C and Class Z shares will not constitute "preferential dividends" under the Internal Revenue Code and (2) that the conversion of shares does not constitute a taxable event. The conversion of Class B shares into Class A shares may be suspended if such opinions or rulings are no longer available. If conversions are suspended, Class B shares of the Fund will continue to be subject, possibly indefinitely, to their higher annual distribution and service fee.

                        SHAREHOLDER INVESTMENT ACCOUNT


   Upon the initial purchase of Fund shares, a Shareholder Investment Account is established for each investor under which the shares are held for the investor by the transfer agent. If a stock certificate is desired, it must be requested in writing for each transaction. Certificates are issued only for full shares and may be redeposited in the Account at any time. There is no charge to the investor for issuance of a certificate. The Fund makes available to its shareholders the following privileges and plans:


Automatic Reinvestment of Dividends and/or Distributions


   For the convenience of investors, all dividends and distributions are automatically reinvested in full and fractional shares of the Fund at net asset value per share. An investor may direct the transfer agent in writing not less than five full business days prior to the record date to have subsequent dividends and/or distributions sent in cash rather than reinvested. In the case of recently purchased shares for which registration instructions have not been received on the record date, cash payment will be made directly to the broker. Any shareholder who receives dividends or distributions in cash may subsequently reinvest any such distribution at NAV (without a sales charge) by returning the check to the transfer agent within 30 days after the payment date. Such reinvestment will be made at the net asset value per share next determined after receipt of the check by the transfer agent. Shares purchased with reinvested dividends and/or distributions will not be subject to any CDSC upon redemption.


Exchange Privilege

   The Fund makes available to its shareholders the privilege of exchanging their shares of the Fund for shares of certain other Prudential mutual funds, including one or more specified money market funds, subject in each case to the minimum investment requirements of such funds. Shares of such other Prudential mutual funds may also be exchanged for shares of the Fund. All exchanges are made on the basis of the relative NAV next determined after receipt of an order in proper form. An exchange will be treated as a redemption and purchase for tax purposes. Shares may be exchanged for shares of another fund only if shares of such fund may legally be sold under applicable state laws. For retirement and group plans having a limited menu of Prudential mutual funds, the Exchange Privilege is available for those funds eligible for investment in the particular program.

   It is contemplated that the Exchange Privilege may be applicable to new mutual funds (including new series of the Company), the shares of which may be distributed by the Distributor.


   In order to exchange shares by telephone, you must authorize telephone exchanges on your initial application form or by written notice to the transfer agent and hold shares in non-certificate form. Thereafter, you may call the Fund at (800) 225-1852 to execute a telephone exchange of shares, on weekdays, except holidays, between the hours of 8:00 A.M. and 6:00 P.M., New York time. For your protection and to prevent fraudulent exchanges, your telephone call will be recorded and you will be asked to provide your personal identification number. A written confirmation of the exchange transaction will be sent to you. Neither the Fund nor its agents will be liable for any loss, liability or cost which results from acting upon instructions reasonably believed to be genuine under the foregoing procedures. All exchanges will be made on the basis of the relative NAV of the two funds next determined after the request is received in good order.


   If you hold shares through Prudential Securities, you must exchange your shares by contacting your Prudential Securities financial adviser.

   If you hold certificates, the certificates must be returned in order for the shares to be exchanged.

   You may also exchange shares by mail by writing to Prudential Mutual Fund Services LLC, Attention: Exchange Processing, P.O. Box 8157, Philadelphia, PA 19101.

   In periods of severe market or economic conditions, the telephone exchange of shares may be difficult to implement and you should make exchanges by mail by writing to Prudential Mutual Fund Services LLC at the address noted above.

   Class A. Shareholders of the Fund may exchange their Class A shares for Class A shares of certain Prudential mutual funds and shares of the money market funds specified below. No fee or sales load will be imposed upon the exchange. Shareholders of money market funds who acquired such shares upon exchange of Class A shares may use the Exchange Privilege only to acquire Class A shares of the Prudential mutual funds participating in the Exchange Privilege.



   The following money market funds participate in the Class A Exchange
Privilege: Prudential California Municipal Fund (California Money Market Series); Prudential Government Securities Trust (Money Market Series and U.S. Treasury Money Market Series) (Class A shares); Prudential Municipal Series Fund (New York Money Market Series and New Jersey Money Market Series); Prudential MoneyMart Assets, Inc. (Class A shares); and Prudential Tax-Free Money Fund, Inc.



   Class B and Class C. Shareholders of the Fund may exchange their Class B and Class C shares of the Fund for Class B and Class C shares, respectively, of certain other Prudential mutual funds and shares of Prudential Special Money Market Fund (Special Money Fund). No CDSC will be payable upon such exchange, but a CDSC may be payable upon the redemption of the Class B and Class C shares acquired as a result of an exchange. The applicable sales charge will be that imposed by the fund in which shares were initially purchased and the purchase date will be deemed to be the first day of the month after the initial purchase, rather than the date of the exchange.



   Class B and Class C shares of the Fund may also be exchanged for Class B and Class C shares, respectively, of an eligible money fund without imposition of any CDSC at the time of exchange. Upon subsequent redemption from such money market fund or after re-exchange into the Fund, such shares will be subject to the CDSC calculated without regard to the time such shares were held in the money market fund. In order to minimize the period of time in which shares are subject to a CDSC, shares exchanged out of the money market fund will be exchanged on the basis of their remaining holding periods, with the longest remaining holding periods being exchanged first. In measuring the time period shares are held in a money market fund and "tolled" for purposes of calculating the CDSC holding period, exchanges are deemed to have been made on the last day of the month. Thus, if shares are exchanged into the Fund from a money market fund during the month (and are held in the Fund at the end of the month), the entire month will be included in the CDSC holding period. Conversely, if shares are exchanged into a money market fund prior to the last day of the month (and are held in the money market fund on the last day of the month), the entire month will be excluded from the CDSC holding period. For purposes of calculating the seven year holding period applicable to the Class B conversion feature, the time period during which Class B shares were held in a money market fund will be excluded.


   At any time after acquiring shares of other funds participating in the Class B or Class C Exchange Privilege, a shareholder may again exchange those shares (and any reinvested dividends and distributions) for Class B or Class C shares of the Fund without subjecting such shares to any CDSC. Shares of any fund participating in the Class B or Class C Exchange Privilege that were acquired through reinvestment of dividends or distributions may be exchanged for Class B or Class C shares of other funds without being subject to any CDSC.

   Class Z. Class Z shares may be exchanged for Class Z shares of other Prudential mutual funds.


   Special Exchange Privilege. A special exchange privilege is available for shareholders who qualify to purchase Class A shares at NAV and for shareholders who qualify to purchase Class Z shares. Under this exchange privilege, amounts representing any Class B and Class C shares that are not subject to a CDSC held in account of a shareholder's who qualifies to purchase Class A shares of any Prudential mutual fund at NAV will be exchanged for Class A shares on a quarterly basis, unless the shareholder elects otherwise. Similarly, shareholders who qualify to purchase Class Z shares will have their Class B and Class C shares which are not subject to a CDSC and their Class A shares exchanged for Class Z shares on a quarterly basis. Eligibility for this exchange privilege will be calculated on the business day prior to the date of the exchange. Amounts representing Class B or Class C shares which are not subject to a CDSC include the following: (1) amounts representing Class B or Class C shares acquired pursuant to the automatic reinvestment of dividends and distributions, (2) amounts representing the increase in the net asset value above the total amount of payments for the purchase of Class B or Class C shares and (3) amounts representing Class B or Class C shares held beyond the applicable CDSC period. Class B and Class C shareholders must notify the Transfer Agent either directly or through Prudential Securities, Prusec or another broker that they are eligible for this special exchange privilege. Please note that this special exchange privilege for shareholders who qualify to purchase Class A shares at NAV will be discontinued effective June 16, 2003.

   Participants in any fee-based program for which the Fund is an available option will have their Class A shares, if any, exchanged for Class Z shares when they elect to have those assets become a part of the fee-based program. Upon leaving the program (whether voluntarily or not), such Class Z shares (and, to the extent provided for in the program, Class Z shares acquired through participation in the program) will be exchanged for Class A shares at net asset value. Similarly, participants in Prudential Securities' 401(k) Plan for which the Fund's Class Z shares is an available option and who wish to transfer their Class Z shares out of the Prudential Securities 401(k) Plan following separation from service (i.e., voluntary or involuntary termination of employment or retirement) will have their Class Z shares exchanged for Class A shares at NAV.

   The Prudential Securities Cash Balance Pension Plan may only exchange its Class Z shares for Class Z shares of those Prudential Mutual Funds which permit investment by the Prudential Securities Cash Balance Pension Plan.


   Additional details about the exchange privilege and prospectuses for each of the Prudential mutual funds are available from the Fund's transfer agent, the Distributor or your broker. The exchange privilege may be modified, terminated or suspended on sixty days' notice, and any fund, including the Fund, or the Distributor, has the right to reject any exchange application relating to such fund's shares.


Dollar Cost Averaging

   Dollar cost averaging is a method of accumulating shares by investing a fixed amount of dollars in shares at set intervals. A investor buys more shares when the price is low and fewer shares when the price is high. The average cost per share is lower than it would be if constant number of shares were bought at set intervals.

   Dollar cost averaging may be used, for example, to plan for retirement, to save for a major expenditure, such as the purchase of home, or to finance a college education. The cost of a year's education at a four-year college today averages around $22,500 at a private college and around $10,600 at a public university. Assuming these costs increase at a rate of 7% a year, the cost of one year at a private college could reach $44,300 and over $21,000 at a public university./1/
----------
/1/Source information concerning the costs of education at public and private universities is available from The College Board Annual Survey of Colleges. Average costs for private institutions include tuition, fees and room and board for the 1998-1999 academic year.

   The following chart shows how much you would need in monthly investments to achieve specified lump sums to finance your investment goals./2/

            Period of
            Monthly investments: $100,000 $150,000 $200,000 $250,000
            -------------------- -------- -------- -------- --------
                  25 years......  $  105   $  158   $  210   $  263
                  20 years......     170      255      340      424
                  15 years......     289      433      578      722
                  10 years......     547      820    1,093    1,366
                  5 years.......   1,361    2,041    2,721    3,402

See "Automatic Investment Plan."
----------
/2/The chart assumes an effective rate of return of 8% (assuming monthly compounding). This example is for illustrative purposes only and is not intended to reflect the performance of an investment in shares of the Fund. The investment return and principal value of investment will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost.


Automatic Investment Plan (AIP)


   Under AIP, an investor may arrange to have a fixed amount automatically invested in shares of the Fund by authorizing his or her bank account or brokerage account (including a Prudential Securities Command Account) to be debited to invest specified dollar amounts in shares of the Fund. The investor's bank must be a member of the Automated Clearing House System.


   Further information about this program and an application form can be obtained from the transfer agent, the Distributor or your broker.


Systematic Withdrawal Plan


   A systematic withdrawal plan is available to shareholders through Prudential Securities or the transfer agent. Such plan provides for monthly, quarterly, semi-annual or annual redemptions in any amount, except as provided below, up to the value of the shares in the shareholder's account systematic withdrawals of Class B or Class C shares may be subject to a CDSC.



   In the case of shares held through the transfer agent all dividends and/or distributions must be automatically reinvested in order for the shareholder to participate in the plan.



   The transfer agent or your broker acts as agent for the shareholder in redeeming sufficient full and fractional shares to provide the amount of the systematic withdrawal. The Systematic Withdrawal Plan may be terminated at any time, and the Distributor reserves the right to initiate a fee of up to $5 per withdrawal, upon 30 days' written notice to the shareholder.


   Systematic withdrawals should not be considered as dividends, yield or income. If systematic withdrawals continuously exceed reinvested dividends and distributions, the shareholder's original investment will be correspondingly reduced and ultimately exhausted.


   Furthermore, each systematic withdrawal constitutes a redemption of shares, and any gain or loss realized must be recognized for federal income tax purposes. In addition, systematic withdrawals made concurrently with purchases of additional shares are inadvisable because of the sales charges applicable to
(i) the purchase of Class A shares and (ii) the redemption of Class A (in certain cases), Class B and Class C shares. Each shareholder should consult his or her own tax adviser with regard to the tax consequences of the plan, particularly if used in connection with a retirement plan.


Tax-Deferred Retirement Plans

   Various tax deferred retirement plans, including a 401(k) plan, self-directed Individual Retirement Accounts and "tax-deferred accounts" under
Section 403(b)(7) of the Internal Revenue Code are available through the Distributor. These plans are for use by both self-employed individuals and corporate employers. These plans permit either self-direction of accounts by participants or a pooled account arrangement. Information regarding the establishment of these plans, their administration, custodial fees and other details are available from the Distributor or the Transfer Agent.

   Investors who are considering the adoption of such a plan should consult with their own legal counsel or tax adviser with respect to the establishment and maintenance of such plan.

Tax-Deferred Retirement Accounts


   Individual Retirement Accounts. An Individual Retirement Account (IRA) permits the deferral of federal income tax on income earned in the account until the earnings are withdrawn. The following chart represents a comparison of the earnings in a personal savings account with those in an IRA, assuming a $2,000 annual contribution, an 8% rate of return and a 38.6% federal income tax bracket and shows how much more retirement income can accumulate within an IRA as opposed to a taxable individual savings account.

                          Tax-Deferred Compounding/1/


                        Contributions Personal
                         Made Over:   Savings    IRA
                         ----------   --------   ---
                          10 years    $ 26,283 $ 31,291
                          15 years      44,978   58,649
                          20 years      68,739   98,846
                          25 years      98,936  157,909
                          30 years     137,316  244,692

----------
/1/The chart is for illustrative purposes only and does not represent the performance of the Fund or any specific investment. It shows taxable versus tax-deferred compounding for the periods and on the terms indicated. Earnings in a traditional IRA account will be subject to tax when withdrawn from the account. Distributions from a Roth IRA which meets the conditions required under the Internal Revenue Code will not be subject to tax upon withdrawal from the account.

Mutual Fund Programs

   From time to time, the Fund may be included in a mutual fund program with other Prudential mutual funds. Under such a program, a group of portfolios will be selected and thereafter marketed collectively. Typically, these programs are created with an investment theme, such as, to seek greater diversification, to protect against interest rate movements or to provide access to different management styles. In the event such a program is instituted, there may be a minimum investment requirement for the program as a whole. The Fund may waive or reduce the minimum initial investment requirements in connection with such a program.

   The mutual funds in the program may be purchased individually or as part of a program. Since the allocation of portfolios included in the program may not be appropriate for all investors, individuals should consult their financial advisor concerning the appropriate blend of portfolios for them. If investors elect to purchase the individual mutual funds that constitute the program in an investment ratio different from that offered by the program, the standard minimum investment requirements for the individual mutual funds will apply.

                                NET ASSET VALUE


   The Fund's NAV is determined by subtracting its liabilities from the value of its assets and dividing the remainder by the number of outstanding shares. NAV is calculated separately for each class. The Fund will compute its NAV once each business day at the close of regular trading on the NYSE, usually 4:00 P.M. New York time. The Fund may not compute its NAV on days on which no orders to purchase, sell or redeem Fund shares have been received or days on which changes in the value of the Fund's portfolio securities do not materially affect NAV. The NYSE is closed on the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.



   Under the 1940 Act, the Board of Directors is responsible for determining in good faith the fair value of securities of the Fund. In accordance with procedures adopted by the Board of Directors, the value of investments listed on a securities exchange and Nasdaq National Market System securities (other than options on stock and stock indexes) are valued at the last sale price on such exchange or system on the day of valuation or, if there was no sale on such day, the mean between the last bid and asked prices on such day, or at the last bid price on such day in the absence of an asked price. Corporate bonds (other than convertible debt securities) and U.S. Government securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by the Fund's Subadviser in consultation with the Manager to be over-the-counter, are valued on the basis of valuations provided by an independent pricing agent or more than one principal market maker (if available, otherwise a primary market dealer). Convertible debt securities that are actively traded in the over- the-counter market, including listed securities for which the primary market is believed by the Fund's Subadviser in consultation with the Manager to be over-the-counter, are valued by an independent pricing agent or at the mean between the last reported bid and asked prices (or the last bid price, in the absence of an asked price) provided by more than one principal market maker (if available, otherwise a principal market maker or primary market dealer). Options on stock and stock indexes traded on an exchange are valued at the last sale price on such exchange or board of trade on the day of valuation or, if there was no such sale on such day, at the mean between the most recently quoted bid and asked prices on the respective exchange or board of trade (or at the last bid price in the absence of an asked price) and futures contracts and options thereon are valued at their last sale prices as of the close of trading on the applicable commodities exchange or board of trade or, if there was no sale on the applicable commodities exchange or board of trade on such day, at the mean between the most recently quoted bid and asked prices on such exchange or board of trade or at the last bid price in the absence of an asked price. Quotations of foreign securities in a foreign currency are converted to U.S. dollar equivalents at the current rate obtained from a recognized bank, dealer, independent service, and foreign currency forward contracts are valued at the current cost of covering or offsetting such contracts calculated on the day of valuation. Should an extraordinary event, which is likely to affect the value of the security, occur after the close of an exchange on which a portfolio security is traded, such security will be valued at fair value considering factors determined in good faith by the Subadviser under procedures established by and under the general supervision of the Company's Board of Directors.



   Securities for which reliable market quotations are not readily available or for which the pricing source does not provide a valuation or methodology or provides a valuation or methodology that, in the judgment of the Subadviser or the Manager (or Valuation Committee or Board of Directors) does not represent fair value ("Fair Value Securities"), are valued by the Valuation Committee or Board of Directors in consultation with the Manager and the Subadviser, including, as applicable, the portfolio managers, traders, research and credit analysts and legal and compliance personnel, on the basis of some or all of the following factors: nature of any restrictions on disposition of the securities, assessment of the general liquidity/illiquidity of the securities, the issuer's financial condition and the markets in which it does business, cost of the security, the size of the holding and the capitalization of the issuer, the prices of any recent transactions or bids/offers for such securities or any comparable securities, any available analyst, media or other reports or information deemed reliable by the Manager or Subadviser regarding the issuer or the markets or industry in which it operates, other analytical data, and consistency with valuation of similar securities held by other Prudential funds. Fair Value Securities may include, but are not limited to, the following: certain private placements and restricted securities that do not have an active trading market; securities whose trading has been suspended or for which market quotes are no longer available; debt securities that have recently gone into default and for which there is no current market; securities whose prices are stale; securities denominated in currencies that are restricted, untraded or for which exchange rates are disrupted; securities affected by significant events; and securities that the Subadviser or Manager believe were priced incorrectly. A "significant event" (which includes, but is not limited to, an extraordinary political or market event) is an event that the Subadviser or Manager believes with a reasonably high degree of certainty has caused the closing market prices of the Fund's portfolio securities to no longer reflect their value at the time of the Fund's NAV calculation. On a day that the Manager determines that one or more of the Fund's portfolio securities constitute Fair Value Securities, the Manager may determine the fair value of these securities without the supervision of the Valuation Committee if the fair valuation of all such securities results in a change of less than $0.01 to the Fund's NAV per share, the Manager maintains a record of such actions and the Manager presents these actions to the Board for its ratification at the next Board meeting following these actions. Short-term debt securities are valued at cost, with interest accrued or discount amortized to the date of maturity, if their original maturity was 60 days or less, unless this is determined by the Board of Directors not to represent fair value. Debt securities with remaining maturities of more than 60 days, for which market quotations are readily available, are valued at their current market quotations as supplied by an independent pricing agent or principal market maker (if available, otherwise a primary market dealer).



   Although the legal rights of each class of shares are substantially identical, the different expenses borne by each class will result in different NAVs and dividends. The NAV of Class B and Class C shares will generally be lower than the NAV of Class A shares as a result of the larger distribution-related fee to which Class B and Class C shares are subject. The NAV of Class Z shares will generally be higher than the NAV of Class A, Class B or Class C shares as a result of the fact that the Class Z shares are not subject to any distribution or service fee. It is expected, however, that the NAV of the four classes will tend to converge immediately after the recording of dividends, if any, which will differ by approximately the amount of the distribution and/or service fee expense accrual differential among the classes.

                      DIVIDENDS, DISTRIBUTIONS AND TAXES

   Dividend and Distribution Policy. The Fund's present policy, which may be changed by the Company's Board of Directors, is to make distributions of any net investment income and capital gains, if any, to shareholders annually.


   Taxes, Dividends and Distributions. The Fund has elected to qualify, and intends to remain qualified, as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code"). As a regulated investment company, the Fund will not be liable for federal income tax on its income and capital gains provided it distributes all of its income and gains currently. Qualification as a regulated investment company under the Internal Revenue Code requires, among other things, that the Fund (a) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of stock, securities, foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; and (b) diversify its holdings so that, at the end of each quarter of its taxable year, (i) at least 50% of the market value of the Fund's assets is represented by cash, U.S. Government securities and securities of other regulated investment companies, and other securities (for purposes of this calculation generally limited, in respect of any one issuer, to an amount not greater in value than 5% of the market value of the Fund's assets and 10% of the outstanding voting securities of such issuer), and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies), or two or more issuers which the Company controls and which are determined to be engaged in the same or similar trades or businesses. The Fund generally will be subject to a nondeductible excise tax of 4% to the extent that it does not meet certain minimum distribution requirements as of the end of each calendar year. The Fund intends to make timely distributions of its income in compliance with these requirements and therefore anticipates that it will not be subject to this excise tax.



   Dividends paid by the Fund from ordinary income, and distributions of the Fund's net realized short-term capital gains, are taxable to its shareholders as ordinary income. Distributions to corporate shareholders generally will be eligible for the 70% dividends received deduction to the extent that the income of the Fund is derived from dividends on common or preferred stock. Dividend income earned by the Fund will be eligible for the dividends received deduction only if the Fund has satisfied a 46-day holding period requirement with respect to the underlying portfolio security (91 days in the case of dividends derived from certain preferred stock). In addition, a corporate shareholder must have held its shares in the Fund for not less than 46 days (91 days in the case of dividends derived from certain preferred stock) in order to claim the dividend received deduction. Not later than 60 days after the end of its taxable year, the Fund will send to its shareholders a written notice designating the amount of any distributions made during such year which may be taken into account by its shareholders for purposes of such deduction provisions of the Internal Revenue Code. Net capital gain distributions are not eligible for the dividends received deduction.



   Under the Internal Revenue Code, any distributions designated as being made from the Fund's net capital gains are taxable to its shareholders as long-term capital gains, regardless of the holding period of such shareholders. Such distributions of net capital gains will be designated by the Fund as a capital gains distribution in a written notice to its shareholders which accompanies the distribution payment. Any loss on the sale of shares held for less than six months will be treated as a long-term capital loss for federal tax purposes to the extent a shareholder receives net capital gain distributions on such shares. The maximum federal income tax rate applicable to long-term capital gains is currently 20% for individual shareholders and 35% for corporate shareholders. Dividends and distributions are taxable as described above, whether received in cash or reinvested in additional shares of the Fund.


   Any loss realized on a sale, redemption or exchange of shares of the Fund by a shareholder will be disallowed to the extent the shares are replaced within a 61-day period (beginning 30 days before the disposition of shares). Shares purchased pursuant to the reinvestment of a dividend will constitute a replacement of shares.

   A shareholder who acquires shares of the Fund and sells or otherwise disposes of such shares within 90 days of acquisition may not be allowed to include certain sales charges incurred in acquiring such shares for purposes of calculating gain or loss realized upon a sale or exchange of shares of the Fund.

   The per share dividends on Class B and Class C shares will be lower than the per share dividends on Class A and Class Z shares as a result of the higher distribution-related fee applicable to the Class B and Class C shares. The per share distributions of net capital gains, if any, will be paid in the same amount for Class A, Class B, Class C and Class Z shares. See "Net Asset Value."


   The Company may also be subject to state or local taxes in certain other states where it is deemed to be doing business. Further, in those states which have income tax laws, the tax treatment of the Company and of shareholders of the Fund with respect to distributions by the Fund may differ from federal tax treatment. Distributions to shareholders may be subject to additional state and local taxes. Shareholders should consult their own tax advisers regarding specific questions as to federal, state or local taxes before making an investment in the Fund.


                            PERFORMANCE INFORMATION


   Average Annual Total Return. The Company may from time to time advertise the Fund's average annual total return. Average annual total return is determined separately for Class A, Class B, Class C and Class Z shares. See "Risk/Return Summary--Evaluating Performance" in the Fund's Prospectus.


   Average annual total return is computed according to the following formula:

                                P(1+T)/n/ = ERV

Where:

     P = a hypothetical initial payment of $1,000.

     T = average annual total return.
     n = number of years.

     ERV =  ending redeemable value of a hypothetical $1,000 payment made at
          the beginning of the 1-, 5-, or   10-year periods at the end of the
          period (or fractional portion thereof).


   Average annual total return takes into account any applicable initial or contingent deferred sales charges but does not take into account any federal or state income taxes that may be payable upon receiving distributions and following redemption.


   Below are the average annual total returns for the Fund's share classes for the periods ended December 31, 2002.



                    5     10     Since   Inception
         1 Year   Years  Years Inception   Date
        ------   -----   ----- --------- ---------
Class A (35.42)% (6.93)% 3.14%    6.35%   (4-9-87)
Class B (35.85)% (6.83)% 2.85%    5.27%  (6-10-91)
Class C (33.82)% (6.91)%  N/A     2.37%   (8-1-94)
Class Z (31.81)% (5.70)%  N/A    (1.72)% (3-18-97)

   Average Annual Total Return (After Taxes on Distributions and After Taxes on Distributions and Redemption).



   Average annual total returns (after taxes on distributions and after taxes on distributions and redemption) take into account any applicable initial or contingent deferred sales charges and take into account federal income taxes that may be payable upon receiving distributions and following redemption. Federal income taxes are calculated using the highest marginal income tax rates in effect on the investment date. Average annual total return (after taxes on distributions and after taxes on distributions and redemption) is computed according to the following formula:



                         P(1 + T)/n /= ATV\\D or DR\\



Where: P = a hypothetical initial payment of $1,000.
       T = average annual total return (after taxes on distributions, or after taxes on distributions and redemption, as applicable).
       n = number of years.
          ATV\\D\\  =   ending value of a hypothetical $1,000 payment made at the beginning of the 1-, 5- or 10-year periods at the end of the 1-, 5- or 10-year periods (or fractional portion thereof), after taxes on fund distributions but not after taxes on redemption.

          ATV\\DR\\ =   ending value of a hypothetical $1,000 payment made at the beginning of the 1-, 5- or 10-year periods at the end of 1-, 5- or 10-year periods (or fractional portion thereof), after taxes on fund distributions and redemptions.




   Average annual total return (after taxes on distributions and redemption) takes into account any applicable initial or contingent deferred sales charges and takes into account federal income taxes that may be payable upon receiving distributions and following redemption. Federal income taxes are calculated using the highest marginal income tax rates in effect on the reinvestment date.


   Below are the average annual total returns (after taxes on distributions) for the Fund's share classes for the periods ended December 31, 2002:



                                  5      10      Since   Inception
                       1 Year   Years   Years  Inception   Date
                      ------   -----   -----   --------- ---------
              Class A (35.42)% (8.99)%  0.49%     4.03%   (4-9-87)
              Class B (35.85)% (9.17)% (0.02)%    2.03%  (6-10-91)
              Class C (33.82)% (9.23)%   N/A    (0.47)%   (8-1-94)
              Class Z (31.81)% (7.76)%   N/A    (4.40)%  (3-18-97)





   Below are the average annual total returns (after taxes on distributions and redemption) for the periods ended December 31, 2002:





                                   5     10     Since   Inception
                        1 Year   Years  Years Inception   Date
                       ------   -----   ----- --------- ---------
               Class A (21.75)% (4.42)% 2.73%    5.23%   (4-9-87)
               Class B (22.01)% (4.14)% 2.61%    4.30%  (6-10-91)
               Class C (20.77)% (4.21)%  N/A     2.50%   (8-1-94)
               Class Z (19.53)% (3.49)%  N/A   (0.63)%  (3-18-97)







   Aggregate Total Return. The Fund may also advertise its aggregate total return. Aggregate total return is determined separately for Class A, Class B, Class C and Class Z shares.

   Aggregate total return represents the cumulative change in the value of an investment in the Fund and is computed according to the following formula:

                                    T  =  ERV - P
                                          -------
                                             P

Where:

     P = a hypothetical initial payment of $1,000.

     T = aggregate total return.

     ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1-, 5- or 10-year periods at the end of the 1-, 5- or 10-year periods (or fractional portion thereof).


   Aggregate total return does not take into account any federal or state income taxes that may be payable upon redemption or any applicable initial or contingent deferred sales charges.


   Below are the aggregate total returns for the Fund's share classes for the periods ended December 31, 2002.



                       5       10      Since    Inception
          1 Year     Years    Years  Inception    Date
        --------   --------   -----  ---------  ---------
Class A   (32.02)%   (26.51)% 43.33%   177.32%   (4-9-87)
Class B   (32.48)%   (29.37)% 32.39%    81.01%  (6-10-91)
Class C   (32.48)%   (29.37)%   N/A     23.03%   (8-1-94)
Class Z   (31.81)%   (25.43)%   N/A     (9.56)% (3-18-97)


   Advertising. Advertising materials for a Fund may include biographical information relating to its portfolio manager(s), and may include or refer to commentary by the Fund's manager(s) concerning investment style, investment discipline, asset growth, current or past business experience, business capabilities, political, economic or financial conditions and other matters of general interest to investors. Advertising materials for a Fund also may include mention of The Prudential Insurance Company of America, its affiliates and subsidiaries, and reference the assets, products and services of those entities.

   From time to time, advertising materials for a Fund may include information concerning retirement and investing for retirement, may refer to the approximate number of Fund shareholders and may refer to Lipper rankings or Morningstar ratings, other related analyses supporting those ratings, other industry publications, business periodicals and market indexes. In addition, advertising materials may reference studies or analyses performed by the Manager or its affiliates. Advertising materials for sector funds, funds that focus on market capitalizations, index funds and international/global funds may discuss the potential benefits and risks of that investment style. Advertising materials for fixed income funds may discuss the benefits and risks of investing in the bond market including discussions of credit quality, duration and maturity.

   The Fund also may include comparative performance information in advertising or marketing the Fund's shares. Such performance information may include data from Lipper Analytical Services, Inc., Morningstar Publications, Inc., other industry publications, business periodicals and market indexes. Set forth below is a chart which compares the performance of different types of investments over the long term and the rate of inflation./1/


                                    [CHART]

                        ----------------------------
                        PERFORMANCE
                        COMPARISON OF DIFFERENT
                        TYPES OF INVESTMENTS
                        OVER THE LONG TERM
                        (12/31/1926-12/31/2002)
                        ----------------------------
                        Common Stocks          10.2%
                        Long-Term Gov't. Bonds  5.5%
                        Inflation               3.1%












/1/Source: Ibbotson Associates. Used with permission. All rights reserved. Common stock returns are based on the Standard & Poor's 500 Stock Index, a market-weighted, unmanaged index of 500 common stocks in a variety of industry sectors. It is a commonly used indicator of broad stock price movements. This chart is for illustrative purposes only, and is not intended to represent the performance of any particular investment or fund. Investors cannot invest directly in an index. Past performance is not a guarantee of future results.

                             FINANCIAL STATEMENTS


   The Fund's audited financial statements for the fiscal year ended December 31, 2002 are incorporated into this SAI by reference to the Fund's 2002 annual report to shareholders (File No. 811-05019). These financial statements have been audited by Ernst & Young LLP as set forth in their report incorporated by reference herein, and are included in reliance upon such report and on the authority of such firm as experts in auditing and accounting. You may obtain a copy of the Fund's annual report at no charge by request to the Fund by calling
(800) 225-1852, or by writing to the Fund at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102.

                  APPENDIX I--GENERAL INVESTMENT INFORMATION

   The following terms are used in mutual fund investing.

Asset Allocation

   Asset allocation is a technique for reducing risk and providing balance. Asset allocation among different types of securities within an overall investment portfolio helps to reduce risk and to potentially provide stable returns, while enabling investors to work toward their financial goal(s). Asset allocation is also a strategy to gain exposure to better performing asset classes while maintaining investment in other asset classes.

Diversification

   Diversification is a time-honored technique for reducing risk, providing "balance" to an overall portfolio and potentially achieving more stable returns. Owning a portfolio of securities mitigates the individual risks (and returns) of any one security. Additionally, diversification among types of securities reduces the risks (and general returns) of any one type of security.

Duration

   Debt securities have varying levels of sensitivity to interest rates. As interest rates fluctuate, the value of a bond (or a bond portfolio) will increase or decrease. Longer term bonds are generally more sensitive to changes interest rates. When interest rates fall, bond prices generally rise. Conversely, when interest rates rise, bond prices generally fall.

   Duration is an approximation of the price sensitivity of a bond (or a bond portfolio) to interest rate changes. It measures the weighted average maturity of a bond's (or a bond portfolio's) cash flows, i.e., principal and interest rate payments. Duration is expressed as a measure of time in years-the longer the duration of a bond (or a bond portfolio), the greater the impact of interest rate changes on the bond's (or the bond portfolio's) price. Duration differs from effective maturity in that duration takes into account call provisions, coupon rates and other factors. Duration measures interest rate risk only and not other risks, such as credit risk and, in the case of non-U.S. dollar denominated securities, currency risk. Effective maturity measures the final maturity dates of a bond (or a bond portfolio).

Market Timing

   Market timing--buying securities when prices are low and selling them when prices are relatively higher--may not work for many investors because it is impossible to predict with certainty how the price of a security will fluctuate. However, owning a security for a long period of time may help investors off-set short-term price volatility and realize positive returns.

Power of Compounding

   Over time, the compounding of returns can significantly impact investment returns. Compounding is the effect of continuous investment on long-term investment results, by which the proceeds of capital appreciation ( and income distributions, if elected) are reinvested to contribute to the overall growth of assets. The long-term investment results of compounding may be greater than that of an equivalent initial investment in which the proceeds of capital appreciation and income distributions are taken in cash.

Standard Deviation


   Standard Deviation is an absolute (non-relative) measure of volatility that, for a mutual fund, depicts how widely the returns varied over a certain period of time. When a fund has a high standard deviation, its range of performance has been very wide, implying greater volatility potential. Standard deviation is only one of several measures of a fund's volatility.

                   APPENDIX II--HISTORICAL PERFORMANCE DATA

   The historical performance data contained in this Appendix relies on data obtained from statistical services, reports and other services believed by the Manager to be reliable. The information has not been independently verified by the Manager.

   This following chart shows the long-term performance of various asset classes and the rate of inflation.

               Each Investment Provides A Different Opportunity
                      (Value of $1 invested on 12/31/25)

                                    [CHART]

Value of $1.00 invested on
1/1/1926 through 12/31/2002

Small Stocks $8,030.31

Common Stocks $1,979.21

Long-Term Bonds $52.76

Treasury Bills $17.34

Inflation $10.06

Source: Ibbotson Associates. Used with permission. All rights reserved. This chart is for illustrative purposes only and is not indicative of the past, present, or future performance of any asset class or any Prudential Mutual Fund.

Generally, stock returns are due to capital appreciation and reinvesting any gains. Bond returns are due mainly to reinvesting interest. Also, stock prices usually are more volatile than bond prices over the long-term. Small stock returns for 1926-1980 are those of stocks comprising the 5th quintile of the New York Stock Exchange. Thereafter, returns are those of the Dimensional Fund Advisors (DFA) Small Company Fund. Common stock returns are based on the S&P Composite Index, a market-weighted, unmanaged index of 500 stocks (currently) in a variety of industries. It is often used as a broad measure of stock market performance.

Long-term government bond returns are measured using a constant one-bond portfolio with a maturity of roughly 20 years. Treasury bill returns are for a one-month bill. Treasuries are guaranteed by the government as to the timely payment of principal and interest; equities are not. Inflation is measured by the consumer price index (CPI).

   Set forth below is historical performance data relating to various sectors of the fixed-income securities markets. The chart shows the historical total returns of U.S. Treasury bonds, U.S. mortgage securities, U.S. corporate bonds, U.S. high yield bonds and world government bonds on an annual basis from 1991 through 2002. The total returns of the indices include accrued interest, plus the price changes (gains or losses) of the underlying securities during the period mentioned. The data is provided to illustrate the varying historical total returns and investors should not consider this performance data as an indication of the future performance of the Fund or of any sector in which the Fund invests.


   All information relies on data obtained from statistical services, reports and other services believed by the Manager to be reliable. Such information has not been verified. The figures do not reflect the operating expenses and fees of a mutual fund. See "Risk/Return Summary--Fees and Expenses" in the prospectus. The net effect of the deduction of the operating expenses of a mutual fund on the historical total returns, including the compounded effect over time, could be substantial.




                                  [FLOW CHART]

Historical Total Returns of Different Bond Market Sectors

YEAR                      1991    1992    1993    1994     1995    1996    1997    1998    1999      2000     2001      2002
_____________________________________________________________________________________________________________________________
U.S. Government
Treasury
Bonds/1/                 15.3%    7.2%   10.7%   (3.4)%   18.4%    2.7%    9.6%   10.0%   (2.56)%   13.52%    7.23%    11.50%
_____________________________________________________________________________________________________________________________
U.S. Government
Mortgage
Securities/2/            15.7%    7.0%    6.8%   (1.6)%   16.8%    5.4%    9.5%    7.0%    1.86%    11.16%    8.22%     8.75%
_____________________________________________________________________________________________________________________________
U.S. Investment Grade
Corporate Bonds/3/        18.5%    8.7%   12.2%   (3.9)%   22.3%    3.3%   10.2%    8.6%   (1.96)%    9.39%   10.40%   10.52%
_____________________________________________________________________________________________________________________________
U.S. High Yield
Bonds/4/                 46.2%   15.8%   17.1%   (1.0)%   19.2%   11.4%   12.8%    1.6%    2.39%    (5.86)%   5.28%   (1.41)%
_____________________________________________________________________________________________________________________________
World Government
Bonds/5/                 16.2%    4.8%   15.1%    6.0%    19.6%    4.1%   (4.3)%   5.3%   (5.07)%   (2.63)%  (3.54)%   21.99%
=============================================================================================================================
Difference between
highest and lowest
returns percent          30.9%   11.0%   10.3%    9.9%     5.5%    8.7%   17.1%    8.4%    7.46%    19.10%   13.94%    23.40%


----------
/1/Lehman Brothers Treasury Bond Index is an unmanaged index made up of over 150 public issues of the U.S. Treasury having maturities of at least one year.
/2/Lehman Brothers Mortgage-Backed Securities Index is an unmanaged index that includes over 600 15- and 30-year fixed-rate mortgaged-backed securities of the Government National Mortgage Association (GNMA), Federal National Mortgage Association (FNMA), and the Federal Home Loan Mortgage Corporation (FHLMC).

/3/Lehman Brothers Corporate Bond Index includes over 3,000 public fixed-rate, nonconvertible investment-grade bonds. All bonds are U.S. dollar-denominated issues and include debt issued or guaranteed by foreign sovereign governments, municipalities, governmental agencies or international agencies. All bonds in the index have maturities of at least one year.
   Source: Lipper Inc.

/4/Lehman Brothers High Yield Bond Index is an unmanaged index comprising over 750 public, fixed-rate, nonconvertible bonds that are rated Ba1 or lower by Moody's Investors Service (or rated BB+ or lower by S&P or Fitch Investors Service). All bonds in the index have maturities of at least one year. Data retrieved from Lipper, Inc.
/5/Salomon Smith Barney Brothers World Government Index (Non U.S.) include 800 bonds issued by various foreign governments or agencies, excluding those in the U.S., but including those in Japan, Germany, France, the U.K., Canada, Italy, Australia, Belgium, Denmark, the Netherlands, Spain, Sweden, and Austria. All bonds in the index have maturities of at least one year.

This chart illustrates the performance of major world stock markets for the period from 12/31/85 through 12/31/02. It does not represent the performance of any Prudential Mutual Fund.



     Average Annual Total Returns of Major World Stock Markets (12/31/1985 - 12/31/2002) (in U.S. dollars)


         [CHART]

Denmark          10.58%
Hong Kong        10.44%
USA              10.25%
Netherlands      10.00%
United Kingdom    9.48%
Switzerland       9.46%
Sweden            9.41%
Belgium           8.64%
Spain             8.55%
Europe            8.03%
France            7.56%
Australia         7.07%
Canada            6.86%
Norway            6.49%
Austria           4.00%
Germany           3.94%
Italy             2.39%
Japan            -1.21%


Source: Morgan Stanley Capital International (MSCI) and Lipper, Inc. as of 12/31/02. Used with permission. Morgan Stanley Country indexes are unmanaged indexes which include those stocks making up the largest two-thirds of each country's total stock market capitalization. Returns reflect the reinvestment of all distributions. This chart is for illustrative purposes only and is not indicative of the past, present or future performance of any specific investment. Investors cannot invest directly in stock indexes.

This chart shows the growth of a hypothetical $10,000 investment made in the stocks representing the S&P 500 Composite Stock Price Index with and without reinvested dividends.

                                    [CHART]

       Capital Appreciation and   Capital Appreciation
         Reinvesting Dividends           Only
       ------------------------   --------------------
1976       $10,000.00                 $10,000.00
             9,506.94                   9,380.65
            10,316.00                  10,045.22
            11,210.13                  10,782.33
            10,657.77                  10,106.20
            11,413.70                  10,682.44
            11,724.94                  10,821.24
            12,621.78                  11,495.27
            12,639.73                  11,350.05
1980        12,119.19                  10,734.91
            13,753.90                  12,012.51
            15,296.88                  13,192.32
            16,748.14                  14,275.39
            16,979.01                  14,300.74
            16,588.78                  13,796.95
            14,891.28                  12,216.51
            15,923.55                  12,886.33
            14,759.72                  11,772.77
            14,676.99                  11,525.66
            16,367.50                  12,662.36
            19,354.40                  14,788.64
            21,292.82                  16,084.12
            23,656.64                  17,677.18
            23,625.02                  17,462.67
            23,719.81                  17,342.80
1984        23,151.63                  16,738.17
            22,557.00                  16,107.25
            24,743.60                  17,465.82
            25,207.91                  17,585.70
            27,522.89                  18,996.84
            29,541.49                  20,173.50
            28,331.86                  19,146.16
            33,205.75                  22,216.61
            37,889.27                  25,120.92
            40,122.48                  26,376.44
            37,323.63                  24,323.87
            39,403.60                  25,464.77
            47,817.21                  30,672.97
            50,217.55                  31,966.35
            53,530.33                  33,841.21
            41,472.46                  25,981.07
1988        43,826.10                  27,222.92
            46,738.02                  28,759.20
            46,896.73                  28,592.00
            48,341.33                  29,202.94
            51,767.13                  31,006.30
            56,328.16                  33,436.38
            62,351.12                  36,713.98
            63,632.39                  37,160.88
            61,718.15                  35,745.52
            65,591.57                  37,646.68
            56,588.90                  32,181.91
            61,654.24                  34,723.44
            70,595.13                  39,455.30
            70,426.46                  39,028.38
            74,184.27                  40,784.43
            80,397.09                  43,858.04
1992        78,369.58                  42,448.99
            79,857.02                  42,916.92
            82,375.86                  43,932.70
            86,513.94                  45,815.98
            90,289.52                  47,494.21
            90,722.27                  47,374.34
            93,058.70                  48,257.62
            95,214.48                  49,048.36
            91,610.12                  46,872.76
            91,992.89                  46,716.08
            96,481.46                  48,652.99
            96,465.19                  48,292.32
           105,847.26                  52,650.89
           115,937.45                  57,281.80
           125,144.17                  61,452.15
           132,672.17                  64,766.55
1996       139,791.77                  67,875.91
           146,057.61                  70,518.40
           150,573.97                  72,272.34
           163,113.88                  77,890.64
           167,496.39                  79,613.04
           196,710.77                  93,074.66
           211,443.91                  99,608.83
           217,513.95                 102,043.11
           247,833.34                 115,851.73
           256,061.63                 119,226.08
           230,648.81                 106,941.12
           279,720.53                 129,256.58
           293,651.44                 135,264.98
           314,311.69                 144,343.84
           294,735.44                 134,880.13
           338,554.78                 154,495.27
           346,308.38                 157,579.39
           337,110.19                 152,954.78
           333,843.16                 151,052.58
           307,740.22                 138,830.70
2001       271,278.38                 122,011.56
           287,143.53                 128,750.78
           245,013.36                 109,457.41
           271,192.69                 120,723.44
           271,940.25                 120,650.88
           235,528.41                 104,082.01
           194,861.92                  85,729.75
           211,279.92                  92,515.24


Source: Lipper, Inc. Used with permission. All rights reserved. This chart is used for illustrative purposes only and is not intended to represent the past, present or future performance of any Prudential Mutual Fund. Common stock total return is based on the Standard & Poor's 500 Composite Stock Price Index, a market-value-weighted index made up of 500 of the largest stocks in the U.S. based upon their stock market value. Investors cannot invest directly in indexes.

   This chart below shows the historical volatility of general interest rates as measured by the long U.S. Treasury Bond.


           Long Term U.S. Treasury Bond Yield in Percent (1926-2002)


           [CHART]

        1926      3.5439
                  3.165
                  3.3994
                  3.4048
                  3.3041
                  4.0725
                  3.1515
                   3.356
                  2.9259
                  2.7634
        1936      2.5541
                  2.7336
                  2.5237
                  2.2589
                  1.9434
                   2.036
                  2.4572
                  2.4788
                  2.4601
                  1.9926
        1946      2.1235
                  2.4319
                  2.3692
                   2.091
                  2.2412
                  2.6875
                  2.7876
                  2.7356
                   2.719
                  2.9471
        1956      3.4545
                   3.233
                   3.817
                   4.471
                  3.8031
                   4.152
                  3.9541
                  4.1694
                  4.2266
                  4.5002
        1966      4.5549
                  5.5599
                  5.9776
                   6.867
                  6.4761
                  5.9662
                  5.9937
                  7.2562
                  7.6026
                  8.0467
        1976      7.2087
                  8.0293
                  8.9772
                 10.1151
                 11.9872
                  13.339
                  10.951
                 11.9663
                  11.701
                  9.5579
        1986      7.8891
                  9.2043
                   9.185
                  8.1634
                  8.4436
                  7.3013
                  7.2573
                  6.5444
                  7.9924
                   6.028
        1996      6.7253
                  6.0228
                  5.4235
                  6.8208
                  5.5805
                  5.7509
        2002     4.83538


--------------------------------------------------------------------------------

Source: Ibbotson Associates. Used with permission. All rights reserved. The chart illustrates the historical yield of the long-term U.S. Treasury Bond from 1926-2002. Yields represent that of an annually renewed one-bond portfolio with a remaining maturity of approximately 20 years. This chart is for illustrative purposes and should not be construed to represent the yields of any Prudential Mutual Fund.

                                    PART C

                               OTHER INFORMATION

Item 23. Exhibits:

      (a) (1) Articles of Amendment and Restatement of Charter of Registrant, incorporated by reference to Exhibit 1(a) to Post Effective Amendment No. 11 to the Registration Statement on Form N-1A (File No. 33-38461) filed via Edgar on March 4, 1998.

          (2) Articles of Amendment of Charter of Registrant, incorporated by reference to Exhibit 1(b) to Post Effective Amendment No. 11 to the Registration Statement on Form N-1A (File No. 33-38461) filed via Edgar on March 4, 1998.

          (3) Certificate of Correction, incorporated by reference to Exhibit 1(c) to Post Effective Amendment No. 11 to the Registration Statement on Form N-1A (File No. 33-38461) filed via Edgar on March 4, 1998.


          (4) Articles of Amendment of Charter dated May 20, 1988.*



          (5) Articles of Amendment of Charter, incorporated by reference to
          Exhibit 1(d) to Post Effective Amendment No. 11 to the Registration Statement on Form N-1A (File No. 33-38461) filed via Edgar on March 4, 1998.



          (6) Articles of Amendment of Charter dated May 30, 1991.*





          (7) Articles of Amendment of Charter dated May 30, 1991.*





          (8) Articles of Amendment of Charter of the Registrant, incorporated by reference to Exhibit 1(e) to Post Effective Amendment No. 11 to the Registration Statement on Form N-1A (File No. 33-38461) filed via Edgar on March 4, 1998.



          (9) Articles of Amendment of Charter of the Registrant, incorporated by reference to Exhibit 1(f) to Post Effective Amendment No. 11 to the Registration Statement on Form N-1A (File No. 33-38461) filed via Edgar on March 4, 1998.



          (10) Articles Supplementary, dated March 14, 1997.*



          (11) Articles Supplementary, incorporated by reference to Exhibit (a)
          (8) to Post-Effective Amendment No. 12 to the Registration Statement on Form N-1A (File No. 33-38461) filed via Edgar on January 12, 1999.


      (b) (1) Amended and Restated By-Laws of the Registrant, incorporated by reference to Exhibit 2(a) to Post Effective Amendment No. 11 to the Registration Statement on Form N-1A (File No. 33-38461) filed via Edgar on March 4, 1998.

          (2) Amended By-Laws of Registrant, incorporated by reference to
          Exhibit 2(b) to Post Effective Amendment No. 11 to the Registration Statement on Form N-1A (File No. 33-38461) filed via Edgar on March 4, 1998.

      (c) (1) Specimen stock certificates for Class A shares, incorporated by reference to Exhibit 4(a) to Post Effective Amendment No. 11 to the Registration Statement on Form N-1A (File No. 33-38461) filed via Edgar on March 4, 1998.

          (2) Specimen stock certificates for Class B shares, incorporated by reference to Exhibit 4(b) to Post Effective Amendment No. 11 to the Registration Statement on Form N-1A (File No. 33-38461) filed via Edgar on March 4, 1998.

      (d) (1) Management Agreement between the Registrant and Prudential Mutual Fund Management, Inc., incorporated by reference to Exhibit 5(a) to Post Effective Amendment No. 11 to the Registration Statement on Form N-1A (File No. 33-38461) filed via Edgar on March 4, 1998.


          (2) Subadvisory Agreement among Prudential Investments Fund Management LLC, the Registrant and Nicholas-Applegate Capital Management, incorporated by reference to Exhibit d(2) to Post Effective Amendment No. 15 to the Registration Statement on Form N-1A (File No. 33-38461) filed via Edgar on February 28, 2001.


      (e) (1) Distribution Agreement with Prudential Investment Management Services LLC, incorporated by reference to Exhibit (e) (1) to Post-Effective Amendment No. 12 to the Registration Statement on form N-1A (File No. 33-38461) filed via Edgar on January 12, 1999.

          (2) Selected Dealer Agreement, incorporated by reference to Exhibit
          (e) (2) to Post-Effective Amendment No. 12 to the Registration Statement on Form N-1A (File No. 33-38461) filed via Edgar on January 12, 1999.

      (f) Not Applicable.

      (g) (1) Custodian Contract between the Registrant and State Street Bank and Trust Company, incorporated by reference to Exhibit 8(a) to Post-Effective Amendment No. 11 to the Registration Statement on Form N-1A (File No. 33-38461) filed via Edgar on March 4, 1998.


          (2) Addendum to Custodian Contract between the Registrant and State Street Bank and Trust Company, incorporated by reference to Exhibit 8(b) to Post-Effective Amendment No. 11 to the Registration Statement on Form N-1A (File No. 33-38461) filed via Edgar on March 4, 1998.


      (h) (1) Transfer Agency and Service Agreement between the Registrant and Prudential Mutual Fund Services, Inc., incorporated by reference to
          Exhibit 9(a) to Post-Effective Amendment No. 11 to the Registration Statement on Form N-1A (File No. 33-38461) filed via Edgar on March 4, 1998.


          (2) Amendment to Transfer Agency and Service Agreement dated as of August 24, 1999 by and between the Registrant and Prudential Mutual Fund Services LLC (successor to Prudential Mutual Fund Services, Inc.), incorporated by reference to Exhibit (h) (2) to Post-Effective Amendment No. 15 to the Registration Statement on Form N-1A (File No. 33-38461) filed via EDGAR on February 28, 2001.


          (3) Credit Facility Agreement between the Registrant and Deutschebank, incorporated by reference to Exhibit (h)(2) to Post-Effective Amendment No. 13 to the Registration Statement on Form N-1A (File No. 33-38461) filed via Edgar on March 15, 1999.


          (4) Amendment to Credit Facility Agreement dated as of March 10,
          2000.*



          (5) Amendment to Credit Facility Agreement dated as of March 7, 2001.*



          (6) Amendment to Credit Facility Agreement dated as of September 14, 2001.*



          (7) Amendment to Credit Facility Agreement dated as of September 28, 2001.*



          (8) Amendment to Credit Facility Agreement dated as of March 1, 2002.*



          (9) Amendment to Credit Facility Agreement dated as of May 3, 2002.*


      (i) Opinion of Counsel.*

      (j) Consent of Independent Auditors.*

      (k) Not applicable.

      (l) Not applicable.

      (m) (1) Amended and Restated Distribution and Service Plan for Class A Shares, incorporated by reference to Exhibit (m) (1) to Post-Effective Amendment No. 12 to the Registration Statement on Form N-1A (File No. 33-38461) filed via Edgar on January 12, 1999.

          (2) Amended and Restated Distribution and Service Plan for Class B Shares, incorporated by reference to Exhibit (m) (2) to Post-Effective Amendment No. 12 to the Registration Statement on Form N-1A (File No. 33-38461) filed via Edgar on January 12, 1999.

          (3) Amended and Restated Distribution and Service Plan for Class C Shares, incorporated by reference to Exhibit (m) (3) to Post-Effective Amendment No. 12 to the Registration Statement on Form N-1A (File No. 33-38461) filed via Edgar on January 12, 1999.


      (n) Amended Rule 18f-3 Plan.*





      (p) (1) Code of Ethics of Registrant dated August 16, 2002.*



          (2) Personal Securities Trading Policy of Prudential Financial, including Code of Ethics of Prudential Investment Management Services LLC and Prudential Investments LLC, approved August 16, 2002.*



          (3) Subadviser's Code of Ethics.*

----------
* Filed herewith.

Item 24. Persons Controlled by or under Common Control with Registrant.

   None.

Item 25. Indemnification.


   Section 9 of the Management Agreement filed herewith as Exhibit (d)(1) generally provides that the Manager will not be liable for any error of judgment or for any loss suffered by the Registrant in connection with the matters to which the Management Agreement relates, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or for willful misfeasance, bad faith, gross negligence or reckless disregard of duty. See "Manager" in the Statement of Additional Information.



   Under Section 5 of the Subadvisory Agreement filed herewith as Exhibit
(d)(2), the Investment Adviser is provided with indemnification by the Registrant against liabilities, costs and expenses that the Investment Adviser may incur in connection with any action, suit, investigation or other proceeding arising out of or otherwise based on any action actually or allegedly taken or omitted to be taken by the Investment Adviser in connection with the performance of its duties or obligations under the Subadvisory Agreement or otherwise as an Investment Adviser of the Registrant; provided, however, that no indemnification shall be provided by the Registrant with respect to any liability of the Investment Adviser to the Registrant or its shareholders by reason of the willful misfeasance, bad faith or gross negligence in the performance of the Investment Adviser's duties, by reason of its reckless disregard of its duties and obligations or by reason of its breach of fiduciary duty under the Subadvisory Agreement. See "Subadviser" in the Statement of Additional Information.



   Indemnification of Prudential Investment Management Services LLC (the "Distributor"), the Distributor of the Class A, Class B, Class C and Class Z Common Stock, respectively, of the Fund, is provided in Section 10 of the Distribution Agreement filed herewith as Exhibit (e)(1), which provision provides that the Fund will indemnify the named Distributor and its officers, directors, and control persons for any and all claims, demands, liabilities and expenses which any of them may incur for untrue statements of fact, or omissions to state a material fact, in the Registrant's Registration Statement or Prospectus. Such indemnification is only afforded such Distributor or its officers, directors and control persons if a determination is made that the person to be indemnified was not liable by reason of willful misfeasance, bad faith or gross negligence in the performance of such person's duties or by reason of its reckless disregard of such person's obligations under the Distribution Agreement with the Fund.


   Liability of the Registrant's custodian, State Street Bank and Trust Company, is limited under Section 3.10 of the Custodian Agreement filed herewith as Exhibit (g) (1) and (2).


   Indemnification of the Registrant's transfer agent, Prudential Mutual Fund Services LLC ("PMFS"), is provided in Article 5 of the Transfer Agent Agreement filed herewith as Exhibit (h)(1). In Section 5.01 of Article 5 of the Transfer Agent Agreement, the Fund has agreed to indemnify PMFS for, and hold it harmless from, any losses, damages, costs, expenses and liability arising out of or attributable to: (i) the actions of PMFS or its agents and subcontractors taken pursuant to the Transfer Agent Agreement (provided that such actions are taken in good faith and without negligence or willful misconduct); (ii) the Fund's failure to perform its obligations under the Transfer Agent Agreement;
(iii) the reliance by PMFS or its agents on information, records or documents received by PMFS from or on behalf of the Fund; (iv) the reliance by PMFS on any instructions or requests of the Fund; or (v) the offer or sale of shares of the Fund in violation of any registration requirements imposed under Federal or applicable state securities laws.


   The Registrant, its officers and directors, and the Investment Adviser are insured under an errors and omissions liability insurance policy which, generally, covers claims by the Registrant's shareholders based on negligent acts by the insureds, negligent failure to discover dishonest acts and the costs and expenses of defending those claims. Such insurance does not protect nor purport to protect the insured parties from liability to the Registrant or its shareholders to which such person would otherwise be subject by reason of such person's commission of fraud, dishonesty or malicious acts or omissions or any willful breach of duty, neglect, misstatement, misleading statement or other act done or wrongfully attempted in the performance of such person's duties.

   Section 2-418 of the General Corporation Law of the State of Maryland provides that a corporation may indemnify any director who is made a party to any proceeding by reason of his or her service as a director, except in circumstances where the director acted in bad faith or with active and deliberate dishonesty, or the director received an improper personal benefit, or in the case of any criminal proceeding, the director had reasonable cause to believe that the act or omission was unlawful. The indemnification afforded a director may be made with respect to judgments, penalties, fines, settlements and reasonable expenses actually incurred by the director in connection with the proceeding. However, if the proceeding was won by or in the right of the corporation, indemnification may not be made in respect to any proceeding in which the director shall have been adjudicated to be liable to the corporation. The indemnification and advancement of expenses provided or authorized by
Section 2-418 of the Maryland General Corporation Law are not exclusive of any other rights, by indemnification or otherwise, to which a director may be entitled under the charter, bylaws, a resolution of shareholders or directors, an agreement or otherwise, both as to action in an official capacity and as to action in another capacity while holding such office. A corporation, in addition, may indemnify and advance expenses to an officer, employee or agent who is not a director to the same extent that it may indemnify directors under
Section 2-418 of the Maryland General Corporation Law. Section 10 of Article Eighth of the Registrant's Charter filed herewith as Exhibit (a)(1) provides the Directors and officers of the Registrant with affirmative indemnification rights to the fullest extent provided by Maryland law or of any other applicable jurisdiction consistent with applicable law.



   In addition, Section 2-405.2 of the Maryland General Corporation Law provides that the charter of a corporation may include any provision expanding or limiting the liability of the corporation's directors and officers to the corporation or its shareholders for money damages except (i) to the extent that it is proved that the person actually received an improper benefit or profit in money, property or services, for the amount of the benefit or profit in money, property or services actually received or (ii) to the extent that a judgment or other financial adjudication adverse to the person is entered in a proceeding based on a finding in the proceeding that the person's action, or failure to act, was the result of active and deliberate dishonesty and was material to the cause of action adjudicated in the proceeding. Section 12 of Article Eighth of the Registrant's Charter filed herewith as Exhibit (a)(1) limits the personal liability of the Directors and officers of the Registrant for money damages to the fullest extent permitted by Maryland law, but does not protect any director or officer against any liability which such person would otherwise be subject by reason of such person's willful misfeasance, bad faith, gross negligence or reckless disregard of such person's duties.


   Notwithstanding the provisions of the Registrant's Charter which provide or purport to provide affirmative indemnification rights to the officers and directors of the Registrant, consistent with the applicability of Section 17(h) of the Investment Company Act of 1940, as amended, to the Registrant and its activities, such Charter provisions will not be construed to protect the officers and directors of the Registrant against any liability that any such person may otherwise be subject to by reason of such person's willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person's office.

   Pursuant to Rule 484 under the Securities Act of 1933, as amended, the Registrant furnishes the following undertaking:

   Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit of proceeding) is asserted by such director, officer, or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 26. Business and other Connections of the Investment Adviser

   (a) Prudential Investments LLC (PI)

   See "How the Fund Is Managed--Manager" in the Prospectus constituting Part A of this Registration Statement and "Investment Advisory and Other Services" in the Statement of Additional Information (SAI) constituting Part B of this Registration Statement.


   The business and other connections of the officers of PI are listed in Schedules A and D of Form ADV of PI as currently on file with the Securities and Exchange Commission, the text of which is hereby incorporated by reference (File No. 801-31104).

   The business and other connections of PI's directors and principal executive officers are set forth below. Except as otherwise indicated, the address of each person is Gateway Center Three, Newark, NJ 07102.


Name and Address              Position with PI                          Principal Occupations
----------------              ----------------                          ---------------------

Robert F. Gunia       Executive Vice President and      Executive Vice President and Chief Administrative
                        Chief Administrative Officer      Officer, PI; Corporate Vice President, Prudential;
                                                          President, Prudential Investment Management
                                                          Services LLC (PIMS)

William V. Healey     Executive Vice President, Chief   Executive Vice President, Chief Legal Officer and
                      Legal Officer and Secretary         Secretary, PI; Vice President and Associate
                                                          General Counsel, Prudential; Senior Vice
                                                          President, Chief Legal Officer and Secretary, PIMS

David R. Odenath, Jr. Officer in Charge, President,     Officer in Charge, Chief Executive Officer and Chief
                        Chief Executive Officer and       Operating Officer, PI; Senior Vice President, The
                        Chief Operating Officer           Prudential Insurance Company of America
                                                          (Prudential)

Kevin B. Osborn
                      Executive Vice President
                                                        Executive Vice President, PI

Stephen Pelletier
                      Executive Vice President
                                                        Executive Vice President, PI

Judy A. Rice          Executive Vice President          Executive Vice President, PI

Philip N. Russo       Executive Vice President, Chief   Executive Vice President, Chief Financial Officer and
                        Financial Officer and Treasurer   Treasurer, PI; Director of Jenison Associates, LLC

Lynn M. Waldvogel     Executive Vice President          Executive Vice President, PI




   (b) Nicholas-Applegate Capital Management (NACM)


   Nicholas-Applegate Capital Management, the Investment Adviser of the Registrant, is a registered investment adviser primarily engaged in the investment advisory business. Its general partner is Nicholas-Applegate Capital Management Holdings, L.P., a California limited partnership, which is engaged only in the business of acting as such general partner and as general partner of certain investment limited partnerships.


   The business and other connections of NACM's directors and executive officers are listed in its Form ADV as currently on file with the Securities and Exchange Commission (File No. 801-21442), the text of which is hereby incorporated by reference.


Item 27. Principal Underwriters

   (a) Prudential Investment Management Services LLC (PIMS)


   PIMS is distributor for the following open-end management investment companies: Cash Accumulation Trust, Command Government Fund, Command Money Fund, Command Tax-Free Fund, Global Utility Fund, Inc., Nicholas-Applegate

Fund, Inc. (Nicholas-Applegate Growth Equity Fund), Prudential California Municipal Fund, Prudential Equity Fund, Inc., Prudential Europe Growth Fund, Inc., Prudential's Gibraltar Fund, Inc., Prudential Global Total Return Fund, Inc., Prudential Government Income Fund, Inc., Prudential Government Securities Trust, Prudential High Yield Fund, Inc., Prudential Index Series Fund, Prudential Institutional Liquidity Portfolio, Inc., Prudential MoneyMart Assets, Inc., Prudential Municipal Bond Fund, Prudential Municipal Series Fund, Prudential National Municipals Fund, Inc., Prudential Natural Resources Fund, Inc., Prudential Pacific Growth Fund, Inc., Prudential Real Estate Securities Fund, Prudential Sector Funds, Inc., Prudential Short-Term Bond Fund, Inc., Prudential Small Company Fund, Inc., Prudential Tax-Free Money Fund, Inc., Prudential Tax-Managed Funds, Prudential Tax-Managed Small-Cap Fund, Inc., Prudential Total Return Bond Fund, Inc., Prudential 20/20 Focus Fund, Prudential U.S. Emerging Growth Fund, Inc., Prudential Value Fund, Prudential World Fund, Inc., Special Money Market Fund, Inc., Strategic Partners Asset Allocation Funds, Strategic Partners Opportunity Funds, Strategic Partners Style Specific Funds, The Prudential Investment Portfolios, Inc. and The Target Portfolio Trust.


   PIMS is also distributor of the following other investment companies:
Separate Accounts: The Prudential Variable Contract Account-2, The Prudential Variable Contract Account-10, The Prudential Variable Contract Account-11, The Prudential Variable Contract Account-24, The Prudential Variable Contract GI-2, The Prudential Discovery Select Group Variable Contract Account, The Pruco Life Flexible Premium Variable Annuity Account, The Pruco Life of New Jersey Flexible Premium Variable Annuity Account, The Prudential Individual Variable Contract Account and The Prudential Qualified Individual Variable Contract Account.

   (b) Information concerning the directors and officers of PIMS is set forth below.




                                Positions and                              Positions and
                                Offices with                               Offices with
Name(1)                         Underwriter                                Registrant
-------                         -------------                              -------------

Edward P. Baird................ Executive Vice President                   None
  213 Washington Street
  Newark, NJ 07102

C. Edward Chaplin.............. Executive Vice President and Treasurer     None
  751 Broad Street
  Newark, NJ 07102

John T. Doscher................ Senior Vice President and Chief            None
                                  Compliance Officer

Michael J. McQuade............. Senior Vice President and Chief Financial  None
                                  Officer

Robert F. Gunia................ President                                  Vice President and Director

William V. Healey.............. Senior Vice President, Secretary and Chief None
                                  Legal Officer

Stephen Pelletier.............. Executive Vice President                   None

Scott G. Sleyster.............. Executive Vice President                   None
  71 Hanover
  Road Florham Park, NJ 07932

Bernard B. Winograd............ Executive Vice President                   None

----------

/(1)/ The address of each person named is Gateway Center Three, 100 Mulberry
      Street, Newark, NJ 07102 unless otherwise indicated.


   (c) Registrant has no principal underwriter who is not an affiliated person of the Registrant.

Item 28. Location of Accounts and Records


   All accounts, books and other documents required to be maintained by Section 31(a) of the 1940 Act and the Rules thereunder are maintained at the offices of State Street Bank and Trust Company, One Heritage Drive, North Quincy, Massachusetts, 02171, Prudential Investment Management, Inc., Gateway Center Two, Newark, NJ 07102, the Registrant, Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102, and Prudential Mutual Fund Services LLC, 194 Wood Avenue South, Iselin, NJ 08830. Documents required by Rules 31a-1(b)(5), (6),
(7), (9), (10) and (11) and 31a-1(f) and Rules 31a-1(b)(4) and (11) and
31a-1(d) will be kept at Three Gateway Center, 100 Mulberry Street, Newark, NJ 07102 and the remaining accounts, books and other documents required by such other pertinent provisions of Section 31(a) and the Rules promulgated thereunder will be kept by State Street Bank and Trust Company and Prudential Mutual Fund Services LLC.


Item 29. Management Services


   Other than as set forth under the captions "How the Fund is Managed--Manager", "How the Fund is Managed--Investment Adviser" and "How the Fund is Managed-Distributor" in the Prospectus and the caption "Investment Advisory and Other Services" in the Statement of Additional Information, constituting Parts A and B, respectively, of this Post-Effective Amendment to the Registration Statement, Registrant is not a party to any management-related service contract.


Item 30. Undertakings

   Not applicable.

                                  SIGNATURES


   Pursuant to the requirements of the Securities Act of 1933, and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment to the Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, in the City of Newark, and State of New Jersey, on the 25th day of February, 2003.


                          NICHOLAS-APPLEGATE FUND, INC.


                          By: /s/ E. Blake Moore, Jr.

                             --------------------------------

                             E. Blake Moore, Jr., President


   Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.


         Signature                        Title                     Date
         ---------                        -----                     ----
/s/ E. Blake Moore, Jr.     Chairman, President and Director  February 25, 2003
---------------------------
   E. Blake Moore, Jr.

/s/ Dann V. Angeloff        Director                          February 25, 2003
---------------------------
   Dann V. Angeloff

/s/ Fred C. Applegate       Director                          February 25, 2003
---------------------------
   Fred C. Applegate

/s/ Theodore J. Coburn      Director                          February 25, 2003
---------------------------
   Theodore J. Coburn

/s/ Robert F. Gunia         Director                          February 25, 2003
---------------------------
   Robert F. Gunia

/s/ Arthur B. Laffer        Director                          February 25, 2003
---------------------------
   Arthur B. Laffer

/s/ Randolph W. Westerfield Director                          February 25, 2003
---------------------------
   Randolph W. Westerfield

/s/ Grace Torres            Treasurer and Principal Financial February 25, 2003
---------------------------   and Accounting Officer
   Grace Torres

                         NICHOLAS-APPLEGATE FUND, INC.


                        POST-EFFECTIVE AMENDMENT NO. 17


                                 EXHIBIT INDEX

Exhibit
Number                                                     Description
------                                                     -----------

 (a)(4)   Articles of Amendment of Charter dated May 20, 1988.*

    (6)   Articles of Amendment of Charter dated May 30, 1991.*

    (7)   Articles of Amendment of Charter dated May 30, 1991.*

   (10)   Articles Supplementary, dated March 14, 1997.*

 (h)(4)   Amendment to Credit Facility Agreement dated as of March 10, 2000.*

    (5)   Amendment to Credit Facility Agreement dated as of March 7, 2001.*

    (6)   Amendment to Credit Facility Agreement dated as of September 14, 2001.*

    (7)   Amendment to Credit Facility Agreement dated as of September 28, 2001.*

    (8)   Amendment to Credit Facility Agreement dated as of March 1, 2002.*

    (9)   Amendment to Credit Facility Agreement dated as of May 3, 2002.*

    (i)   Opinion of Counsel.*

    (j)   Consent of Independent Auditors.*

    (n)   Amended Rule 18f-3 Plan for Nicholas-Applegate Fund, Inc.*

 (p)(1)   Code of Ethics of Registrant dated August 16, 2002.*

    (2)   Personal Securities Trading Policy, including Code of Ethics of Prudential Investment Management Services LLC
          and Prudential Investments LLC approved August 16, 2002.*

    (3)   Subadviser's Code of Ethics*

----------
*Filed herewith.